                                  CERTIFICATION


         I, _________________________, do hereby certify that I am the
____________________ of Northstar Computer Forms, Inc., a Minnesota corporation, and that by action of the Board of Directors of said corporation taken on _______________, 1998, the document entitled "NORTHSTAR COMPUTER FORMS, INC. 401(k) PROFIT SHARING PLAN TRUST AGREEMENT (1998 Restatement)" was approved and adopted effective as of December 1, 1998. I further certify that the document hereto attached is a true and correct copy of said document.


_______________, 1998                       __________________________________

                         NORTHSTAR COMPUTER FORMS, INC.
                   401(k) PROFIT SHARING PLAN TRUST AGREEMENT
                               (1998 RESTATEMENT)


                        First Effective November 1, 1964
               As Amended and Restated Effective November 1, 1992
                                      And
               As Amended and Restated Effective December 1, 1998

                         NORTHSTAR COMPUTER FORMS, INC.
                   401(k) PROFIT SHARING PLAN TRUST AGREEMENT
                               (1998 RESTATEMENT)


                                TABLE OF CONTENTS



                                                                                                                PAGE

PREAMBLES.........................................................................................................1
                  SECTION 1         ..............................................................................2
         1.1.     DEFINITIONS       ..............................................................................2
                  SECTION 2 ACCOUNTS..............................................................................2
                           (a)      TOTAL ACCOUNT.................................................................2
                           (b)      ELECTIVE ACCOUNT..............................................................2
                           (c)      EMPLOYER CONTRIBUTIONS ACCOUNT................................................2
                           (d)      DEDUCTIBLE VOLUNTARY ACCOUNT..................................................2
                           (e)      NONDEDUCTIBLE VOLUNTARY ACCOUNT...............................................2
                           (f)      ROLLOVER ACCOUNT..............................................................2
                           (g)      TRANSFER ACCOUNT..............................................................3
                  SECTION 3 AFFILIATE.............................................................................3
                  SECTION 4 ANNUAL VALUATION DATE.................................................................3
                  SECTION 5 BENEFICIARY...........................................................................3
                  SECTION 6 CODE    ..............................................................................3
                  SECTION 7 COMMITTEE.............................................................................3
                  SECTION 8 DISABILITY............................................................................3
                  SECTION 9 DISTRIBUTION DATE.....................................................................4
                  SECTION 10 EFFECTIVE DATE.......................................................................4
                  SECTION 11 ELIGIBILITY SERVICE..................................................................4
                           (a) COMPUTATION PERIODS.
                                    The computation periods for determining Eligibility Service shall be the twelve (12) consecutive month period beginning with the date the employee first performs an Hour of Service and all Plan Years beginning after such date (irrespective of any termination of employment and subsequent reemployment).................................................................4
                           (b) COMPLETION.
                                    A year of Eligibility Service shall be deemed completed only as of the last day of the computation period (irrespective of the date in such period that the employee completed one thousand Hours of
                                    Service). (Fractional years of Eligibility Service shall not be credited.)....................................................................4


                                    -iii-




                           (c)      PRE-EFFECTIVE DATE SERVICE. Eligibility Service shall be credited for Hours of Service earned and computation periods completed before the Effective Date as if this Plan Statement were then in effect..............4
                  SECTION 12 EMPLOYER.............................................................................4
                  SECTION 13 ENROLLMENT DATE......................................................................4
                  SECTION 14 ERISA ...............................................................................4
                  SECTION 15 EVENT OF MATURITY....................................................................5
                  SECTION 16 FUND  ...............................................................................5
                  SECTION 17 HIGHLY COMPENSATED EMPLOYEE..........................................................5
                  SECTION 18 HOURS OF SERVICE.....................................................................5
                           (a)      PAID DUTY.
                                    An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate.  These hours shall be credited to the employee for the computation period or periods in which the duties are performed................................................5
                           (b)      PAID NONDUTY.
                                    An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, by the Employer or an
                                    Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity
                                    (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:.............................................5
                           (c)      BACK PAY.
                                    An Hour of Service shall be credited for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliate.  The same Hours of Service credited under paragraph (a) or (b) shall not be credited under this paragraph (c).  The crediting of Hours of Service under this paragraph (c)
                                    for periods and payments described in paragraph (b) shall be subject to all the limitations of that paragraph.  These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made..................................................6
                           (d)      UNPAID ABSENCES...............................................................6
                           (e)      SPECIAL RULES.
                                    For periods prior to January 1, 1976, Hours of Service may be determined using whatever records are reasonably accessible and by making whatever calculations are necessary to determine the approximate number of Hours of Service completed during such


                                      -iv-
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                                    prior period. To the extent not inconsistent with other provisions hereof,
                                    Department of Labor regulations 29 C.F.R. Section 2530.200b-2(b) and (c) are hereby incorporated by reference herein. To the extent required under section 414 of the Code, services of leased owners, leased managers, shared employees, shared leased employees and other similar classifications (excluding Leased Employees) by the Employer or an
                                    Affiliate shall be taken into account as if such services were performed as a common law employee of the Employer for the purposes of determining
                                    Eligibility Service, Vesting Service and One-Year Breaks in Service as
                                    applied to Vesting Service and Eligibility Service. Application of the
                                    leased employee rules under section 414(n) of the Code shall be subject to the following: (i) "contingent services" shall mean services performed by a person for the Employer or an Affiliate during the period the person has not performed the services on a substantially full time basis for a period of at least twelve (12) consecutive months, (ii) except as provided in
                                    (iii), contingent services shall not be taken into account for purposes of determining Eligibility Service, Vesting Service and One Year Breaks in
                                    Service as applied to Vesting Service and Eligibility Service, (iii)
                                    contingent services performed by a person who has become a Leased Employee shall be taken into account for purposes of determining Eligibility
                                    Service, Vesting Service, and One-Year Breaks in Service as applied to
                                    Vesting Service and Eligibility Service, and (iv) all service performed as a Leased Employee (i.e, all service following the date an individual has satisfied all three requirements for becoming a Leased Employee) shall be taken into account for purposes of determining Eligibility Service,
                                    Vesting Service and One-Year Breaks in Service as applied to Vesting
                                    Service and Eligibility Service...............................................7
                  SECTION 19 INVESTMENT MANAGER...................................................................7
                  SECTION 20 LEASED EMPLOYEE......................................................................7
                  SECTION 21 NORMAL RETIREMENT AGE................................................................7
                  SECTION 22 ONE-YEAR BREAK IN SERVICE............................................................8
                  SECTION 23 PARTICIPANT..........................................................................8
                  SECTION 24 PLAN   .............................................................................8
                  SECTION 25 PLAN STATEMENT.......................................................................8
                  SECTION 26 PLAN YEAR............................................................................8
                  SECTION 27 PRINCIPAL SPONSOR....................................................................8
                  SECTION 28 PRIOR PLAN STATEMENT.................................................................8
                  SECTION 29 RECOGNIZED COMPENSATION..............................................................9
                           (a)      INCLUDED ITEMS.


                                                     -v-

                           In determining a Participant's Recognized Compensation there shall be included elective contributions made by the Employer on behalf of the Participant that are not includible in gross income under sections 125, 402(e)(3),
                                    402(h), 403(b), 414(h)(2) and 457 of the Code including elective contributions authorized by the Participant under a Salary Reduction
                                    Agreement, a cafeteria plan or any other qualified cash or deferred arrangement under section 401(k) of the Code..................................9
                           (b) EXCLUDED ITEMS.
                           In determining a Participant's Recognized Compensation there shall be excluded all of the following: (i) reimbursements or other expense allowances,
                                    (ii) welfare and fringe benefits (both cash and noncash) including third-party sick pay (I.E., short-term and long-term disability insurance benefits), income imputed from insurance coverages and premiums, employee discounts and other similar amounts, payments for vacation or sick leave accrued but not taken, final payments on account of termination of employment (I.E., severance payments) and settlement for accrued but unused vacation and sick leave, (iii) moving expenses, and (iv) deferred compensation (both when deferred and when received)...........................9
                           (c) PRE-PARTICIPATION EMPLOYMENT.
                           Remuneration paid by the Employer attributable to periods prior to the date the Participant became a Participant in the Plan shall not be taken into account in determining the Participant's Recognized
                                    Compensation..................................................................9
                           (d) NON-RECOGNIZED EMPLOYMENT.
                           Remuneration paid by the Employer for employment that is not Recognized
                                    Employment shall not be taken into account in determining a Participant's
                                    Recognized Compensation.......................................................9
                           (e) ATTRIBUTION TO PERIODS.
                           A Participant's Recognized Compensation shall be considered attributable to the period in which it is actually paid and not when earned or accrued.......................................................................9
                           (f) EXCLUDED PERIODS.
                           Amounts received after the Participant's termination of employment shall not be taken into account in determining a Participant's Recognized
                                    Compensation..................................................................9
                           (g) MULTIPLE EMPLOYERS.
                           If a Participant is employed by more than one Employer in a Plan Year, a separate amount of Recognized Compensation shall be determined for each Employer.................................................................9


                                                    -vi-

                           (h) ANNUAL MAXIMUM.
                           A Participant's Recognized Compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code, which is One Hundred Fifty Thousand Dollars ($150,000) (as adjusted under the Code for cost of living increases)........................................9
                  SECTION 30 RECOGNIZED EMPLOYMENT................................................................9
                           (a) employment in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between an Employer and a union representing that unit of employees, unless (and to the extent) such collective bargaining agreement provides for the inclusion of those employees in the Plan,.....................................9
                           (b) employment of a nonresident alien who is not receiving any earned income from an Employer which constitutes income from sources within the
                                    United States,................................................................9
                           (c) employment in a division or facility of an Employer which is not in existence on the Effective Date (that is, was acquired, established, founded or produced by the liquidation or similar discontinuation of a separate subsidiary after the Effective Date) unless and until the
                                    Principal Sponsor shall declare such employment to be Recognized
                                    Employment,..................................................................10
                           (d) employment of a United States citizen or a United States resident alien outside the United States unless and until the Principal Sponsor shall declare such employment to be Recognized Employment,...................10
                           (e) services of a person who is not a common law employee of an Employer including, without limiting the generality of the foregoing, services of a Leased Employee, leased owner, leased manager, shared employee, shared leased employee, temporary employee, independent contractor, contract worker, agency worker, freelance employee or other similar classification, and..........................................................10
                           (f) employment of a Highly Compensated Employee to the extent agreed to in writing by the employee......................................................10
                  SECTION 31 SALARY REDUCTION AGREEMENT..........................................................10
                  SECTION 32 SUBFUND.............................................................................10
                  SECTION 33 TRUSTEE.............................................................................10
                  SECTION 34 VALUATION DATE......................................................................10
                  SECTION 35 VESTED..............................................................................10
                  SECTION 36 VESTING SERVICE.....................................................................10
                           (a) COMPUTATION PERIODS.
                           The computation periods for determining Vesting Service shall be the Plan
                                    Years........................................................................11
                           (b) COMPLETION.
                           A year of Vesting Service shall be deemed completed as of the date in the computation period that the employee completes one thousand (1,000)
                                    Hours of Service.  (Fractional years of Vesting Service shall not be credited.)................................................................11
                           (c) PRE-EFFECTIVE DATE SERVICE.


                                                   -vii-


                           Vesting Service shall be credited for Hours of Service earned and computation periods completed before the Effective Date as if this Plan Statement were then in effect...................................11
                           (d) BREAKS IN SERVICE.
                           Vesting Service cancelled before the Effective Date by operation of the Plan's break in service rules as they existed before the
                                    Effective Date shall continue to be cancelled on and after the Effective Date...........................................................11
                           (e) VESTING IN PRE-BREAK ACCOUNTS.
                           If the employee has five (5) or more consecutive One-Year Breaks in
                                    Service, the employee's service after such One-Year Breaks in
                                    Service shall not be counted as years of Vesting Service for the purpose of determining the Vested percentage of that
                                    portion of the employee's Employer Contributions Account
                                    derived from Employer contributions allocated with respect to the employee's service before such One-Year Breaks in Service and separately accounted for under Section 5.1.4.............................11
         1.2.     RULES OF INTERPRETATION........................................................................11
         1.3.     GENERAL ELIGIBILITY RULE.......................................................................13
         1.4.     SPECIAL RULE FOR FORMER PARTICIPANTS...........................................................13
         1.5.     ENROLLMENT.....................................................................................13
         1.6.     SALARY REDUCTION AGREEMENT.....................................................................13
         1.7.     Modifications of Salary Reduction Agreement....................................................14
                  SECTION 38 INCREASE OR DECREASE................................................................14
                  SECTION 39 CANCELLATION OF SALARY REDUCTION AGREEMENT..........................................14
                  SECTION 40 TERMINATION OF RECOGNIZED EMPLOYMENT................................................14
         1.8.     Section 401(k) Compliance......................................................................14
                  SECTION 41 SPECIAL DEFINITIONS.................................................................14
                           (a) AN ELIGIBLE EMPLOYEE
                           means an individual who is entitled to enter into a Salary Reduction
                                    Agreement for all or a part of the Plan Year (whether or not the individual does so)......................................................14
                           (b) AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE
                           means an eligible employee who is a Highly Compensated Employee.......................15
                           (c) DEFERRAL PERCENTAGE
                           means the ratio (calculated separately for each eligible employee) of:................15
                           (d) AVERAGE DEFERRAL PERCENTAGE
                           means, for a specified group of eligible employees for the Plan Year, the average of the deferral percentages for all eligible employees in such group........................................................................15


                                                     -viii-

                  SECTION 42 SPECIAL RULES.......................................................................15
                           (a) ROUNDING.
                           The deferral percentage of each eligible employee and the average deferral percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent..................................15
                           (b) HIGHLY COMPENSATED EMPLOYEES.
                           In the case of an eligible Highly Compensated Employee who participates in any other plan of the Employer and Affiliates (other than an employee stock ownership plan described in sections 409(a) and
                                    4975(e)(7) of the Code) to which Employer contributions are made on behalf of the eligible Highly Compensated Employee pursuant to a salary reduction agreement,  all such Employer contributions shall be aggregated for purposes of determining the eligible
                                    Highly Compensated Employee's deferral percentage; provided, however, that such Employer contributions made under an employee stock ownership plan shall not be aggregated.................................15
                           (c) PERMISSIVE AGGREGATION.
                           If the Plan satisfies the requirements of section 401(k), 401(a)(4) or
                                    410(b) under the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 2.6 shall be applied by determining the average deferral percentage of eligible employees as if all such plans were a single plan.  Plans satisfy section 401(k) of the Code only if they have the same Plan Year..............................................15
                  SECTION 43 THE 401(k) TESTS....................................................................15
                  SECTION 44 PREVENTATIVE ACTION PRIOR TO PLAN YEAR END..........................................16
         1.9.     Employer Contributions.........................................................................17
                  SECTION 46 SOURCE OF EMPLOYER CONTRIBUTIONS....................................................17
                  SECTION 47 LIMITATION..........................................................................17
                  SECTION 48 FORM OF PAYMENT.....................................................................17
         1.10.    Salary Reduction Contributions.................................................................17
                  SECTION 49 AMOUNT .............................................................................17
                  SECTION 50 ALLOCATION..........................................................................17
         1.11.    Nondeductible Contributions....................................................................17
                  SECTION 51 CONTINGENT PROVISION................................................................17
                  SECTION 52 METHOD OF CONTRIBUTION..............................................................17
                  SECTION 53 PAYMENT TO TRUSTEE..................................................................18
         1.12.    DISCRETIONARY CURATIVE CONTRIBUTIONS...........................................................18


                                                     -ix-
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         1.13.    Discretionary Contributions....................................................................18
                  SECTION 54 AMOUNT..............................................................................19
                  SECTION 55 INTEGRATED CONTRIBUTION FORMULA.....................................................19
                           (a)      A dollar amount equal to 5.7% of the sum of each Participant's
                                    Recognized Compensation plus "excess Recognized Compensation" (as defined in (c) below) shall be allocated to each Participant's Employer
                                    Contributions Account. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the
                                    Employer contribution in the same proportion that the Participant's total
                                    Recognized Compensation plus excess Recognized Compensation for the Plan
                                    Year bears to the total Recognized Compensation plus excess Recognized
                                    Compensation of all Participants for the Plan
                                    Year.........................................................................19
                           (b)      The balance of the Employer's discretionary contribution over the amount allocated above, if any, shall be allocated to each
                                    Participant's Employer Contributions Account in the same proportion that each Participant's total Recognized Compensation for the Plan
                                    Year bears to the total Recognized Compensation for all Participants for the Plan Year............................................................19
                           (c)      For purposes of this Section 3.5, "excess Recognized Compensation"
                                    means the amount by which an eligible Participant's Recognized
                                    Compensation exceeds twenty percent (20%) of the amount in effect at the beginning of the Plan Year which is considered to be wages for the purpose of collecting payroll taxes and computing benefits for federal social security (which amount is sometimes called the taxable wage base)...................................................................19
                  SECTION 56 CREDITING TO ACCOUNTS...............................................................19
         1.14.    ELIGIBLE PARTICIPANTS..........................................................................19
                           (a)      the Participant is on the last day of such Plan Year, an employee of the Employer (including for this purpose any Participant who then is on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United
                                    States from employment with the Employer); or................................19
                           (b)      the Participant terminates employment with the Employer within the
                                    Plan Year by reason of death, retirement at or after the
                                    Participant's Normal Retirement Age or Disability............................19
         1.15.    Adjustments       .............................................................................19
                  SECTION 57 MAKE-UP CONTRIBUTIONS FOR OMITTED PARTICIPANTS......................................19
                  SECTION 58 MISTAKEN CONTRIBUTIONS..............................................................20
         1.16.    DEDUCTIBLE VOLUNTARY CONTRIBUTIONS.............................................................20


                                                     -x-
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         1.17.    Rollover Contributions.........................................................................20
                  SECTION 59 CONTINGENT PROVISION................................................................20
                  SECTION 60 ELIGIBLE CONTRIBUTIONS..............................................................20
                  SECTION 61 SPECIFIC REVIEW.....................................................................21
                  SECTION 62 ALLOCATION..........................................................................21
         1.18.    Section 401(m) Compliance......................................................................21
                  SECTION 63 SPECIAL DEFINITIONS.................................................................21
                           (a)      AN ELIGIBLE EMPLOYEE means an individual who is eligible to make nondeductible voluntary contributions to the Plan for any portion of the Plan Year (whether or not the individual does so)........................21
                           (b)      AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE means an eligible employee who is a Highly Compensated Employee.........................................21
                           (c)      CONTRIBUTION PERCENTAGE means the ratio (calculated separately for each eligible employee) of:..................................................21
                           (d)      AVERAGE CONTRIBUTION PERCENTAGE means, for a specified group of eligible employees for the Plan Year, the average of the contribution percentages for all eligible employees in such group.........................21
                  SECTION 64 SPECIAL RULES.......................................................................21
                           (a)      ROUNDING.  The contribution percentage of each eligible employee and the average contribution percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent......................................................................21
                           (b)      HIGHLY COMPENSATED EMPLOYEES.  In the case of an eligible Highly
                                    Compensated Employee who participates in any other plan of the
                                    Employer and Affiliates (other than an employee stock ownership plan described in sections 409(a) and 4975(e)(7) of the Code) to which nondeductible voluntary contributions are made on behalf of the eligible Highly Compensated Employee, all such nondeductible voluntary contributions shall be aggregated for purposes of determining the eligible Highly Compensated Employee's contribution percentage; provided, however, that such Employer contributions made under an employee stock ownership plan shall not be aggregated...............21
                           (c)      PERMISSIVE AGGREGATION.  If the Plan satisfies the requirements of section 401(m), 401(a)(4) or 410(b) under the Code only if aggregated with one or more plans, or if one or more plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 3.10 shall be applied by determining the average contribution percentage of eligible employees as if all such plans were a single plan.  Plans satisfy section 401(m) of the Code only if they have the same Plan Year.........................................21


                                                     -xi-
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                  SECTION 65 THE 401(m) TESTS....................................................................22
                           (a)      The sum of:..................................................................22
                           (b)      The sum of:..................................................................23
                  SECTION 66 PREVENTATIVE ACTION PRIOR TO PLAN YEAR END..........................................23
         1.19.    LIMITATION ON ANNUAL ADDITIONS.................................................................23
         1.20.    EFFECT OF DISALLOWANCE OF DEDUCTION OR MISTAKE OF FACT.........................................23
         1.21.    USERRA CONTRIBUTIONS...........................................................................24
         1.22.    Establishment of Subfunds......................................................................25
                  SECTION 68 ESTABLISHING COMMINGLED SUBFUNDS....................................................25
                  SECTION 69 OPERATIONAL RULES...................................................................25
                  SECTION 70 REVISING SUBFUNDS...................................................................26
                  SECTION 71 ERISA SECTION 404(c) COMPLIANCE.....................................................26
                           (a)      Participants and Beneficiaries may give investment instructions to the Trustee at least once every three months;................................26
                           (b)      the Trustee must follow the investment instructions of Participants and Beneficiaries that comply with the Plan's operational rules, provided that the Trustee may in any event decline to follow any investment instructions that:................................................26
                           (c)      Participants and Beneficiaries shall be periodically informed of actual expenses to their Accounts which are imposed by the Plan and which are related to their Plan investment decisions;........................27
                           (d)      With respect to any Subfund consisting of Employer securities and intended to satisfy the requirements of section 404(c) of ERISA, (i)
                                    Participants and Beneficiaries shall be entitled to all voting, tender and other rights appurtenant to the ownership of such securities, (ii) procedures shall be established to ensure the confidential exercise of such rights, except to the extent necessary to comply with federal and state laws not preempted by ERISA, and
                                    (iii) the Trustee shall ensure the sufficiency of and compliance with such confidentiality procedures..............................................27
         1.23.    Valuation and Adjustment of Accounts...........................................................27
                  SECTION 72 VALUATION OF FUND...................................................................27
                  SECTION 73 ADJUSTMENT OF ACCOUNTS..............................................................27
                  SECTION 74 RULES...............................................................................28
         1.24.    MANAGEMENT AND INVESTMENT OF FUND..............................................................28
         1.25.    Employer Contributions Account.................................................................29
                  SECTION 76 PROGRESSIVE VESTING.................................................................29
                  SECTION 77 FULL VESTING........................................................................29
                           (a)      the Participant's death,.....................................................29
                           (b)      the Participant's attainment of Normal Retirement Age,.......................29
                           (c)      the Participant's Disability,................................................29
                           (d)      a partial termination of the Plan which is effective as to the
                                    Participant, or..............................................................29


                                                     -xii-

                           (e)      a complete termination of the Plan or a complete discontinuance of
                                    Employer contributions hereto................................................29
                  SECTION 78 FORFEITURE EVENT....................................................................29
                           (a)      the occurrence after an Event of Maturity of five (5) consecutive
                                    One-Year Breaks in Service,..................................................29
                           (b)      the Event of Maturity of a Participant who has no Vested interest in the Participant's Total Account,.............................................29
                           (c)      the distribution after an Event of Maturity, to (or with respect to)
                                    a Participant of the entire Vested portion of the Total Account of the Participant, or..........................................................30
                           (d)      the death of the Participant at a time and under circumstances which do not entitle the Participant to be fully (100%) Vested in the
                                    Participant's Total Account..................................................30
                  SECTION 79 EFFECT OF BREAK ON VESTING..........................................................30
         1.26.    OTHER ACCOUNTS.................................................................................30
         1.27.    EVENTS OF MATURITY.............................................................................31
                           (a)      the Participant's death;.....................................................31
                           (b)      the Participant's separation from service, whether voluntary or involuntary;.................................................................31
                           (c)      the attainment of age seventy and one-half (70-1/2) years by a
                                    Participant who is a five percent owner (as defined in Appendix B)
                                    and the crediting of any amounts to such a Participant's Account after such time;.............................................................31
                           (d)      the Participant's Disability;................................................31
                           (e)      the Participant's attainment of Normal Retirement Age;.......................31
                           (f)      the disposition by the Employer (which is a corporation) to an unrelated corporation of substantially all the assets (within the meaning of section 409(d)(2) of the Code) used by the Employer in a trade or business of the Employer, if such acquiring corporation continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets and only if the purchase and sale agreement specifically authorizes distribution of this Plan's assets in connection with such disposition;
                                    or...........................................................................31
                           (g)      the disposition by the Employer (which is a corporation) to an unrelated corporation of the Employer's interest in a subsidiary
                                    (within the meaning of section 409(d)(3) of the Code), if such acquiring corporation continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with such subsidiary and only if the purchase and sale agreement specifically authorizes distribution of this Plan's assets in connection with such disposition;.........................................31
         1.28.    DISPOSITION OF NON-VESTED PORTION OF ACCOUNT...................................................31


                                                     -xiii-

         1.29.    USE OF FORFEITURES.............................................................................32
         1.30.    FORFEITURE DATE   .............................................................................32
         1.31.    RESTORATION OF FORFEITURE IF REHIRED IN FIVE YEARS.............................................32
         1.32.    Application for Distribution...................................................................33
                  SECTION 82 APPLICATION REQUIRED................................................................33
                  SECTION 83 EXCEPTION FOR SMALL AMOUNTS.........................................................33
                  SECTION 84 EXCEPTION FOR REQUIRED DISTRIBUTIONS................................................33
                  SECTION 85 NOTICES.............................................................................33
                           (a)      the Committee clearly informs the Distributee that the Distributee has a right to a period of at least thirty (30) days after receiving such notices to consider whether or not to elect distribution and, if applicable, to elect a particular distribution option; and...................33
                           (b)      the Distributee, after receiving the notice, affirmatively elects a distribution; and............................................................33
                           (c)      the Distributee may revoke an affirmative distribution election by notifying the Committee of such revocation prior to the date as of which such distribution is to be made; and...................................33
                           (d)      the Distribution Date is at least seven (7) days after the date the
                                    Distributee received the notice required under section 417(a)(3) of the Code.....................................................................33
                  SECTION 86 DIRECT ROLLOVER.....................................................................34
                           (a)      ELIGIBLE ROLLOVER DISTRIBUTION means any distribution of all or any portion of a Total Account to a Distributee who is eligible to elect a direct rollover except (i) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over the life expectancy of such Distributee or the joint and last survivor life expectancy of such Distributee and such Distributee's
                                    "designated beneficiary" (within the meaning of Section 401(a)(9) of the
                                    Internal Revenue Code), and (ii) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over a specified period of ten (10) years or more, and (iii) any distribution to the extent such distribution is required under section
                                    401(a)(9) of the Code, and (iv) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer
                                    securities)..................................................................34
                           (b)      ELIGIBLE RETIREMENT PLAN means (i) an individual retirement account described in section 408(a) of the Code, or (ii) an individual retirement annuity described in section 408(b) of the Code, or (iii)
                                    an annuity plan described in section 403(a) of the Code, or (iv) a qualified trust described in section 401(a) of the Code that accepts the eligible rollover distribution.


                                                     -xiv-

                                    However, in the case of an eligible rollover distribution to a Beneficiary who is the surviving spouse of a Participant, an eligible retirement plan is only an individual retirement account or individual retirement annuity as described in section 408 of the Code......................................34
                           (c)      DIRECT ROLLOVER means the payment of an eligible rollover
                                    distribution by the Plan to the eligible retirement plan specified by the Distributee who is eligible to elect a direct rollover...................34
         1.33.    TIME OF DISTRIBUTION...........................................................................34
                  SECTION 87 EARLIEST BEGINNING DATE.............................................................34
                           (a)      PARTICIPANT.  If the Distributee is a Participant, the earliest beginning date is the Distribution Date coincident with or next following the date of the Participant's Event of Maturity....................34
                           (b)      BENEFICIARY.  If the Distributee is a Beneficiary of a Participant,
                                    the earliest beginning date is the Distribution Date coincident with or next following the date of such Participant's death.......................34
                  SECTION 88 REQUIRED BEGINNING DATE.............................................................35
                           (a)      PARTICIPANT.  If the Distributee is a Participant who is not a five percent (5%) owner (as defined in Appendix B), the required beginning date is the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years or, if later, the April 1 following the calendar year in which the Participant's Event of Maturity occurs.......................................................................35
                           (b)      FIVE PERCENT OWNER.  If the Distributee is a Participant who is a
                                    five percent (5%) owner (as defined in Appendix B) at any time during the Plan Year ending with or within the calendar year in which such
                                    Participant attains age seventy and one-half (70-1/2) years, then the required beginning date is the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years........35
                           (c)      BENEFICIARY-- PARTICIPANT DIES ON OR AFTER REQUIRED DISTRIBUTION
                                    Date.  If the Distributee is the Beneficiary of a Participant who
                                    died on or after the Participant's required beginning date, the
                                    Beneficiary's required beginning date is the date which provides for distribution to such Beneficiary at a rate (considering both time and amount) that is cumulatively at least as rapid as the rate of distribution scheduled and commenced prior to the death of the
                                    Participant..................................................................35
                           (d)      BENEFICIARY-- PARTICIPANT DIES BEFORE REQUIRED DISTRIBUTION DATE.  If
                                    the Distributee is a Beneficiary of a Participant who died before the
                                    Participant's required beginning date, the Beneficiary's required beginning date is the December 31 of the calendar year in which occurs the fifth (5th)


                                                     -xv-

                                    anniversary of the Participant's death (and in this instance distribution must be completed by such December 31); provided, however, that:........................................................................36
                  SECTION 89 DISCONTINUANCE OF PAYMENTS..........................................................36
         1.34.    Forms of Distribution..........................................................................37
                  SECTION 90 FORMS AVAILABLE.....................................................................37
                           (a)      LUMP SUM.  If the Distributee is either a Participant or a
                                    Beneficiary, in a single lump sum............................................37
                           (b)      FIXED INSTALLMENTS.  If the Distributee is a Participant or is the
                                    Beneficiary of a Participant who died before the Participant's required beginning date, in a series of substantially equal installments payable monthly, quarterly, semiannually or annually over a fixed period selected by the Distributee before the first payment which does not exceed the life expectancy of the Distributee or, if the Distributee is a Participant, the joint and last survivor life expectancy of the Participant and the Participant's "designated beneficiary" (within the meaning of section 401(a)(9) of the Internal
                                    Revenue Code), determined as of the date of the first such installment payment; provided, however, that if the Distributee is a
                                    Participant and the fixed period is determined by the joint and last survivor life expectancy of the Participant and the Participant's
                                    "designated beneficiary" (within the meaning of section 401(a)(9) of the Internal Revenue Code), then the remaining portion of such fixed period shall be determined again as of the Participant's required beginning date (see Section 7.2.2(a)) based on facts then in existence, and shall be reduced (but not increased) if necessary to comply with the requirements of section 401(a)(9) of the Internal
                                    Revenue Code.  The election to recalculate life expectancy described in Section 7.3.3 does not apply to this form of distribution.................37
                           (c)      ANNUITY CONTRACT.  By the purchase and distribution of an annuity
                                    contract to the Distributee.   Such annuity contract may not be in
                                    any form that will provide for payments over a period extending beyond the life expectancy of the Distributee or, if the Distributee is a Participant, the joint and last survivor life expectancy of the
                                    Participant and the Participant's "designated beneficiary" (within the meaning of section 401(a)(9) of the Internal Revenue Code).  The
                                    Committee will direct the Trustee as to the insurance company and agent through which the Trustee is to purchase the annuity...................37


                                                     -xvi-

                  SECTION 91 SUBSTANTIALLY EQUAL.................................................................37
                           (a)      TERM CERTAIN INSTALLMENTS.  If distributions are in the form of installments payable over a term certain period, the amount of the distribution required to be made for each calendar year (the "distribution year") shall be determined by dividing the amount of the Vested Total
                                    Account as of the last Distribution Date in the calendar year immediately preceding the distribution year (such preceding calendar year being the
                                    "valuation year") by the number of remaining installment payments to be made (including the distribution being determined). The amount of the
                                    Vested Total Account as of such Distribution Date shall be increased by the amount of any contributions and forfeitures allocated to the Vested
                                    Total Account during the valuation year and after such Distribution Date
                                    (including contributions and forfeitures, if any, made after the end of the valuation year which are allocated as of dates in the valuation year).
                                    The amount of the Vested Total Account shall be decreased by the amount of any distributions made in the valuation year and after such Distribution
                                    Date.........................................................................37
                           (b)      LIFETIME INSTALLMENTS.  If distributions are in the form of installments over the life expectancy of the recipient or the joint and last survivor life expectancy of the Participant and the
                                    Participant's "designated beneficiary" (within the meaning of Section
                                    401(a)(9) of the Internal Revenue Code), the amount of the distribution required to be made for each calendar year (the
                                    "distribution year") shall be determined by dividing the amount of the Vested Total Account as of the last Distribution Date in the calendar year immediately preceding the distribution year (such preceding calendar year being the "valuation year") by the remaining life expectancy as of the distribution year.  The amount of the
                                    Vested Total Account as of the last Distribution Date in the valuation year shall be increased by the amount of any contributions and forfeitures allocated to the Vested Total Account during the valuation year and after such Distribution Date (including contributions and forfeitures, if any, made after the end of the valuation year which are allocated as of dates in the valuation year).  The amount of the Vested Total Account shall be decreased by distributions made in the valuation year and after such Distribution
                                    Date.........................................................................37
                  SECTION 92 LIFE EXPECTANCY.....................................................................38


                                                     -xvii-

                           (a)      ELECTION TO RECALCULATE LIFE EXPECTANCY.  A Participant may elect to redetermine his or her life expectancy for each succeeding calendar year that a distribution is required to be made.  In the case of a
                                    Participant who has designated his or her spouse as Beneficiary, the
                                    Participant may elect to have life expectancy for the Participant and the Participant's spouse, redetermined for each succeeding calendar year that a distribution is required to be made.  The election must be made no later than the time of the first required distribution.
                                    The election is irrevocable and must apply to all subsequent years...........38
                           (b)      MINIMUM DISTRIBUTION INCIDENTAL BENEFIT REQUIREMENT.  In the case of a Participant who has not designated his or her spouse as
                                    Beneficiary, the life expectancy factor used to compute the amount of the substantially equal payment during the Participant's lifetime shall not be greater than the factor determined under Regulation
                                    1.401(a)(9)-2 of the Code (the minimum distribution incidental benefit requirement).........................................................38
                           (c)      LIFE ANNUITIES FOR PARTICIPANT AND SURVIVING SPOUSE.  If the
                                    Distributee is either a Participant or a Participant's surviving spouse, by purchasing and distributing a single premium, immediate
                                    (not deferred), fixed (not variable) annuity contract which shall be nontransferable to anyone but the issuer, and which shall provide for benefits which are hereinafter defined as a QJ&SA contract in the case of a married Participant, or a Life Annuity contract in the case of an unmarried Participant or the surviving spouse of a Participant.........38
                  SECTION 93 PRESUMPTIVE FORM....................................................................38
                           (a)      REQUIRED LUMP SUM.  As provided in Section 7.1.2, if the value of the
                                    Participant's Vested Total Account has never
                                    exceeded Five Thousand Dollars ($5,000), the
                                    distribution shall be made in a single lump
                                    sum..........................................................................38
                           (b)      MARRIED PARTICIPANT.  In the case of any distribution which is to be made:........................................................................38
                           (c)      UNMARRIED PARTICIPANT.  In the case of any distribution which is to be made:.....................................................................39
                           (d)      SURVIVING SPOUSE.  In the case of a distribution which is made:..............40
                           (e)      QJ&SA CONTRACT.  A QJ&SA contract is an immediate annuity contract issued as an individual policy or under a master or group contract which provides for a monthly annuity payable to and for the lifetime of the Participant beginning as of the Distribution Date as of which it is purchased with a survivor annuity payable monthly after the death of the Participant to and for the lifetime of the surviving spouse of the Participant


                                                     -xviii-

                                    (to whom the Participant was married on the date as of which the first payment is due) in an amount equal to fifty percent (50%) of the amount payable during the joint lives of the Participant and the surviving spouse. The contract shall be a QJ&SA contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the
                                    Participant or the surviving spouse..........................................40
                           (f)      LIFE ANNUITY CONTRACT.  A Life Annuity contract is an immediate annuity contract issued as an individual policy or under a group or master contract which provides for a monthly annuity payable to and for (i) the lifetime of an unmarried Participant beginning as of the
                                    Distribution Date as of which it is purchased, or (ii) the lifetime of the surviving spouse of a Participant beginning as of the
                                    Distribution Date as of which it is purchased.  The contract shall be a Life Annuity contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant or the surviving spouse.........................................................40
                  SECTION 94 EFFECT OF REEMPLOYMENT..............................................................40
                  SECTION 95 TEFRA SECTIONS 242(b) TRANSITIONAL RULES............................................41
         1.35.    Designation of Beneficiaries...................................................................41
                  SECTION 96 RIGHT TO DESIGNATE..................................................................41
                  SECTION 97 SPOUSAL CONSENT.....................................................................41
                  SECTION 98 FAILURE OF DESIGNATION..............................................................41
                           (a)      fails to designate a Beneficiary,............................................42
                           (b)      designates a Beneficiary and thereafter such designation is revoked without another Beneficiary being named, or..................................42
                           (c)      designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,..................................42
                  SECTION 99 DISCLAIMERS BY BENEFICIARIES........................................................42
                  SECTION 100 DEFINITIONS........................................................................43
                           (a)      a legally adopted child and the adopted child's lineal descendants always shall be lineal descendants of each adoptive parent (and of each adoptive parent's lineal ancestors);....................................43
                           (b)      a legally adopted child and the adopted child's lineal descendants never shall be lineal descendants of any former parent whose parental rights were terminated by the adoption (or of that former parent's lineal ancestors); except that if, after a child's parent has died, the child is legally adopted by a stepparent who is the spouse of the child's surviving parent, the child and the child's lineal descendants shall remain lineal descendants of the deceased parent
                                    (and the deceased parent's lineal ancestors);................................43
                           (c)      if the person (or a lineal descendant of the person) whose issue are referred to


                                                     -xix-

                                    is the parent of a child (or is treated as such under applicable law) but never received the child into that parent's home and never openly held out the child as that parent's child (unless doing so was precluded solely by death), then neither the child nor the child's lineal descendants shall be issue of the person..........................................................43
                  SECTION 101 SPECIAL RULES......................................................................43
                           (a)      If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the
                                    Beneficiary was not living at the time of the death of the
                                    Participant..................................................................43
                           (b)      The automatic Beneficiaries specified in Section 7.4.3 and the
                                    Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such
                                    Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate..............................43
                           (c)      If the Participant designates as a Beneficiary the person who is the
                                    Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation.  (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the
                                    Participant's lifetime.).....................................................43
                           (d)      Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the
                                    Participant exists either then or at the Participant's death.................43
                           (e)      Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the
                                    Participant's death..........................................................43
         1.36.    DEATH PRIOR TO FULL DISTRIBUTION...............................................................44
         1.37.    DISTRIBUTION IN CASH...........................................................................44
         1.38.    FACILITY OF PAYMENT............................................................................44
                           (f)      to the duly appointed guardian, conservator or other legal representative of such Participant, Beneficiary or Alternate Payee, or.......45
                           (g)      to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant, Beneficiary or Alternate Payee, provided, however, such person or institution has satisfied the


                                                     -xx-

                                    Committee that the payment will be used for the best interest and assist in the care of such Participant, Beneficiary or Alternate Payee, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such
                                    Participant, Beneficiary or Alternate Payee..................................44
         1.39.    Hardship Distributions.........................................................................44
                  SECTION 102 WHEN AVAILABLE.....................................................................44
                  SECTION 103 PURPOSES...........................................................................45
                           (a)      expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the
                                    Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code,...............................................45
                           (b)      costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments),...............................45
                           (c)      payment of tuition, related educational fees and room and board expenses for the next twelve (12) months of post-secondary education for the Participant, or the Participant's spouse, children or dependents (as defined in section 152 of the Code), or.......................45
                           (d)      payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of that principal residence..................................................45
                  SECTION 104 LIMITATIONS........................................................................45
                  SECTION 105 COORDINATION WITH OTHER PLANS......................................................45
                  SECTION 106 COORDINATION WITH SECTION 4.1......................................................46
         1.40.    Withdrawals From Voluntary Accounts............................................................46
                  SECTION 107 WHEN AVAILABLE.....................................................................46
                  SECTION 108 ACCOUNTING - NONDEDUCTIBLE VOLUNTARY ACCOUNT.......................................46
                  SECTION 109 LIMITATIONS........................................................................47
                  SECTION 110 COORDINATION WITH SECTION 4.1......................................................47
         1.41.    Age 59-1/2 Distributions.......................................................................47
                  SECTION 111 WHEN AVAILABLE.....................................................................47
                  SECTION 112 LIMITATIONS........................................................................48
                  SECTION 113 SEQUENCE OF ACCOUNTS...............................................................48
                  SECTION 114....................................................................................48
         1.42.    LOANS..........................................................................................48
         1.43.    Corrective Distributions.......................................................................49
                  SECTION 115 EXCESS DEFERRALS ($7,000 LIMIT)....................................................49
                           (a)      IN GENERAL.  A Participant may attribute to this Plan any excess deferrals made during a taxable year of the
                                    Participant by notifying the Committee in
                                    writing not later than the March 1 following


                                                     -xxi-

                                    such taxable year of the amount of the excess deferral to be assigned to the Plan. A Participant shall be deemed to have notified the Plan of excess deferrals to the extent the Participant has excess deferrals for the taxable year calculated by taking into account only the amount of elective contributions allocated to the Participant's Elective Account and to any other plan of the Employer and Affiliates. Notwithstanding any other provision of the Plan Statement, a Participant's excess deferrals, plus any income and minus any loss allocable thereto, shall be distributed to the Participant no later than the first April 15 following the close of the Participant's taxable year...............................................49
                           (b)      DEFINITIONS.  For purposes of this Section, "excess deferrals" shall mean the amount of elective contributions allocated to the
                                    Participant's Elective Account for a Participant's taxable year and which the Participant or the Employer, where applicable, allocates to this Plan pursuant to the claim procedure described below....................49
                           (c)      CLAIMS.  The Participant's claim shall be in writing; shall be submitted to the Committee not later than March 1 with respect to the immediately preceding taxable year; shall specify the amount of the
                                    Participant's excess deferrals for the preceding taxable year; and
                                    shall be accompanied by the Participant's written statement that if such amounts are not distributed, such excess deferrals, when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k) or 403(b) of the Code, will exceed the limit imposed on the Participant by section 402(g) of the Code for the taxable year in which the deferral occurred.  The Employer shall notify the Plan on behalf of the Participant where the excess deferrals occur in the Plan or the combined plans of the Employer and
                                    Affiliates...................................................................49
                           (d)      DETERMINATION OF INCOME OR LOSS.  The excess deferrals shall be adjusted for income or loss.  Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess deferrals shall be determined by multiplying the income or loss allocable to the Participant's elective contributions for the Plan
                                    Year ending within such preceding taxable year by a fraction, the numerator of which is the excess deferrals on behalf of the
                                    Participant for such preceding taxable year and the denominator of which is the Participant's Elective Account balance


                                                   -xxii-

                                    attributable to elective contributions on the Valuation Date coincident with or immediately before the last day of such preceding taxable year without regard to any income or loss occurring during such taxable year.........................................................................49
                           (e)      ACCOUNTING FOR EXCESS DEFERRALS.  Excess deferrals shall be distributed from the Participant's Elective Account..........................49
                  SECTION 116 EXCESS CONTRIBUTIONS (SECTION 401(k) TEST).........................................49
                           (a)      IN GENERAL.  Notwithstanding any other provision of the Plan
                                    Statement, excess contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year, to eligible Highly
                                    Compensated Employees as determined in this Section..........................50
                           (b)      EXCESS CONTRIBUTIONS.  For purposes of this Section, "excess contributions" shall mean, with respect to any Plan Year, the excess of:..........................................................................50
                           (c)      DISTRIBUTION OF EXCESS CONTRIBUTIONS.  Excess contributions, plus any income and minus any loss allocable thereto, shall be distributed from the Elective Account.  The amount of excess contributions to be distributed on behalf of each eligible Highly Compensated Employee for the Plan Year shall be equal to the amount of reduction determined as follows:.......................................................50
                           (d)      DETERMINATION OF INCOME OR LOSS.  The excess contributions to be distributed to any eligible Highly Compensated Employee shall be adjusted for income or loss.  Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess contributions to be distributed shall be determined by multiplying the income or loss allocable to the eligible Highly Compensated
                                    Employee's salary reduction contributions for the Plan Year by a fraction, the numerator of which is the excess contributions to be distributed to the eligible Highly Compensated Employee for the Plan
                                    Year and the denominator of which is the eligible Highly Compensated
                                    Employees's account balance attributable to salary reduction contributions on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year...............................51
                  SECTION 117 EXCESS AGGREGATE CONTRIBUTIONS (SECTION 401(m) TEST)...............................51
                           (a)      IN GENERAL.  Notwithstanding any other provision of the Plan
                                    Statement, excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year to eligible Highly Compensated
                                    Employees as determined in this Section......................................51
                           (b)      EXCESS AGGREGATE CONTRIBUTIONS.  For purposes of this Section,
                                    "excess aggregate


                                                   -xxiii-

                                    contributions" shall mean, with respect to any Plan Year,
                                    the excess of:...............................................................51
                           (c)      DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.  Excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed from the Participant's Nondeductible Voluntary
                                    Account for the Plan Year.  The amount of excess aggregate contributions to be distributed on behalf of each eligible Highly
                                    Compensated Employee for the Plan Year shall be equal to the amount of reduction determined as follows:..........................................52
                           (d)      DETERMINATION OF INCOME OR LOSS.  The excess aggregate contributions to be distributed to any eligible Highly Compensated Employee shall be adjusted for income or loss.  Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess aggregate contributions to be distributed shall be determined by multiplying the income or loss allocable to the eligible Highly
                                    Compensated Employee's nondeductible voluntary contributions for the
                                    Plan Year by a fraction, the numerator of which is the excess aggregate contributions to be distributed to the eligible Highly
                                    Compensated Employee for the Plan Year and the denominator of which is the eligible Highly Compensated Employees's Nondeductible
                                    Voluntary Account balance on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year.................52
                  SECTION 118 PRIORITY...........................................................................52
         1.44.    AMENDMENT......................................................................................55
         1.45.    DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION OF PLAN........................................55
         1.46.    Merger or Spinoff of Plans.....................................................................55
                  SECTION 121 IN GENERAL.........................................................................56
                  SECTION 122 LIMITATIONS........................................................................56
                  SECTION 123 BENEFICIARY DESIGNATIONS...........................................................56
         1.47.    Adoption by Other Employers....................................................................56
                  SECTION 124 ADOPTION BY CONSENT................................................................56
                  SECTION 125 PROCEDURE FOR ADOPTION.............................................................56
                  SECTION 126 EFFECT OF ADOPTION.................................................................57
         1.48.    Dealings with Trustee..........................................................................58
                  SECTION 128 NO DUTY TO INQUIRE.................................................................58
                  SECTION 129 ASSUMED AUTHORITY..................................................................58
         1.49.    COMPENSATION OF TRUSTEE........................................................................58
         1.50.    Resignation and Removal of Trustee.............................................................58
                  SECTION 130 RESIGNATION, REMOVAL AND APPOINTMENT...............................................59


                                                     -xxiv-

                  SECTION 131 AUTOMATIC REMOVAL..................................................................59
                  SECTION 132 SURVIVING TRUSTEES.................................................................59
                  SECTION 133 SUCCESSOR ORGANIZATIONS............................................................59
                  SECTION 134 CO-TRUSTEE RESPONSIBILITY..........................................................59
                  SECTION 135 ALLOCATION OF RESPONSIBILITY.......................................................59
                  SECTION 136 MAJORITY DECISIONS.................................................................60
         1.51.    Accountings by Trustee.........................................................................60
                  SECTION 137 PERIODIC REPORTS...................................................................60
                  SECTION 138 SPECIAL REPORTS....................................................................60
         1.52.    TRUSTEE'S POWER TO PROTECT ITSELF ON ACCOUNT OF TAXES..........................................60
         1.53.    OTHER TRUST POWERS.............................................................................61
                           (a)      To invest and reinvest any Subfunds established pursuant to
                                    Section 4.1 in accordance with the investment characteristics and objectives determined therefor and to invest and reinvest the assets of the Fund in any securities or properties in which an individual could invest the individual's own funds and which it deems for the best interest of the Fund, without limitation by any statute, rule of law or regulation of any governmental body prescribing or limiting the investment of trust assets by corporate or individual trustees, in or to certain kinds, types or classes of investments or prescribing or limiting the portion of the Fund which may be invested in any one property or kind, type or class of investment.
                                    Specifically and without limiting the generality of the foregoing, the Trustee may invest and reinvest principal and accumulated income of the Fund in any real or personal property; preferred or common stocks of any kind or class of any corporation, including but not limited to investment and small business investment companies of all types; voting trust certificates; interests in investment trusts;
                                    shares of mutual funds; interests in any limited or general partnership or other business enterprise, however organized and for whatever purpose; group or individual annuity contracts (which may involve investment in the issuer's general account or any of its separate accounts); interests in common or collective trusts, variable interest notes or any other type of collective fund maintained by a bank or similar institution (whether or not the
                                    Trustee hereunder); bonds, notes and debentures, secured or unsecured; mortgages, leases or other interests in real or personal property; interests in mineral, gas, oil or timber properties or other wasting assets; call options; put options; commodity or financial


                                                     -xxv-

                                    futures contracts; foreign currency; interest-bearing certificates or accounts in a bank or similar financial institution, including the Trustee or an affiliate of the Trustee, provided such certificates, accounts or instruments bear a reasonable rate of interest; insurance contracts on the life of any "keyman" or shareholder of the Employer; or conditional sales contracts. Prior to maturity and distribution of the Vested Total Accounts of Participants, the Trustee shall commingle the Accounts of Participants in each Subfund and invest, reinvest, control and manage each of the same as a common trust fund.......................................................61
                           (b)      To sell, exchange or otherwise dispose of any asset of whatsoever character at any time held by the Trustee in trust hereunder.................61
                           (c)      To segregate any part or portion of the Fund for the purpose of administration or distribution thereof and, in its sole discretion, to hold the Fund uninvested whenever and for so long as, in the
                                    Trustee's discretion, the same is likely to be required for the payment in cash of Accounts normally expected to become distributable in the near future, or whenever, and for as long as, market conditions are uncertain, or for any other reason which, in the
                                    Trustee's discretion, requires such action or makes such action advisable....................................................................61
                           (d)      To hold uninvested reasonable amounts of cash whenever it is deemed advisable to do so to facilitate disbursements or for other operational reasons, and to deposit the same, with or without interest, in the commercial or savings departments of the Trustee serving hereunder or of any other bank, trust company or other financial institution including those affiliated with the Trustee............62
                           (e)      To register any investment held in the Fund in the name of the
                                    Trustee, without trust designation, or in the name of a nominee or nominees, and to hold any investment in bearer form, but the records of the Trustee shall at all times show that all such investments are part of the Fund, and the Trustee shall be as responsible for any act or default of any such nominee as for its own................................62
                           (f)      Subject to the prior approval of the Committee, to retain and employ such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Trustee, in the administration of the Fund, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Fund, including power to employ and retain counsel upon any matter of doubt as to the meaning of or interpretation to be placed upon this Plan


                                                     -xxvi-

                                    Statement or any provisions thereof with reference to any question arising in the administration of the Fund or pertaining to the distribution thereof or pertaining to the rights and liabilities of the Trustee hereunder or to the rights and claims of Participants and Beneficiaries.
                                    The Trustee, in any such event, may act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith and shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA)............................................62
                           (g)      Subject to the prior approval of the Committee, to institute, prosecute and maintain, or to defend, any proceeding at law or in equity concerning the Plan or the Fund or the assets thereof or any claims thereto, or the interests of Participants and Beneficiaries hereunder at the sole cost and expense of the Fund or at the sole cost and expense of the Total Account of the Participant who may be concerned therein or who may be affected thereby as, in the Trustee's opinion, shall be fair and equitable in each case, and to compromise, settle and adjust all claims and liabilities asserted by or against the Plan or the Fund or asserted by or against the Trustee, on such terms as the Trustee, in each such case, shall deem reasonable and proper.  The Trustee shall be under no duty or obligation to institute, prosecute, maintain or defend any suit, action or other legal proceeding unless it shall be indemnified to its satisfaction against all expenses and liabilities which it may sustain or anticipate by reason thereof.................................................62
                           (h)      To institute, participate and join in any plan of reorganization, readjustment, merger or consolidation with respect to the issuer of any securities held by the Trustee hereunder, and to use any other means of protecting and dealing with any of the assets of the Fund which it believes reasonably necessary or proper and, in general, to exercise each and every other power or right with respect to each asset or investment held by it hereunder as individuals generally have and enjoy with respect to their own assets and investment
                                    (except that the right to vote upon any securities or other assets having voting power which it may hold from time to time shall be passed through to the Participants and Beneficiaries), and to deposit assets or investments with any protective committee, or with trustees or depositaries designated by


                                                     -xxvii-

                                    any such committee or by any such trustees or any court. Notwithstanding the foregoing, an Investment Manager shall have any or all of such powers and rights with respect to Plan assets for which it has investment responsibility but only if (and only to the extent that) such powers and rights are expressly given to such Investment Manager in a written agreement signed by it and acknowledged in writing by the Trustee. In all other cases, such powers and rights shall be exercised solely by the
                                    Trustee. Furthermore, neither the Trustee, the Investment Manager nor the
                                    Committee, as the case may be, shall take any actions with respect to any security in which it may have an interest, direct or indirect. In such case, the Trustee, Investment Manager or the Committee shall notify the
                                    Principal Sponsor and the Principal Sponsor shall direct the Trustee, the
                                    Investment Manager or the Committee with respect to such
                                    action.......................................................................62
                           (i)      In any matter of doubt affecting the meaning, purpose or intent of any provision of this Plan Statement which directly affects its duties, to determine such meaning, purpose or intent.........................62
                           (j)      To require, as a condition to distribution of any Vested Total
                                    Account, proof of identity or of authority of the person entitled to receive the same, including power to require reasonable
                                    indemnification on that account as a condition precedent to its obligation to make distribution hereunder....................................62
                           (k)      To collect, receive, receipt and give quittance for all payments that may be or become due and payable on account of any asset in trust hereunder which has not, by act of the Trustee taken pursuant thereto, been made payable to others; and payment thereof by the company issuing the same, or by the party obligated thereon, as the case may be, when made to the Trustee hereunder or to any person or persons designated by the Trustee, shall acquit, release and discharge such company or obligated party from any and all liability on account thereof...........................................................62
                           (l)      To determine from time to time, as required for the purpose of distribution or for the purpose of allocating trust income or for any other purpose of the Plan, the then value of the Fund and the
                                    Accounts in the Fund, the Trustee, in each such case, using and employing for that purpose the fair market value of each of the assets constituting the Fund.  Each such determination so made by the
                                    Trustee in good faith shall be binding and conclusive upon all persons interested or becoming interested in the Plan or the Fund............63


                                       -xxviii-

                           (m)      To receive and retain contributions made in a form other than cash in the form in which the same are received until such time as the
                                    Trustee, in its sole discretion, deems it advisable to sell or otherwise dispose of such assets.............................................63
                           (n)      To commingle, for investment purposes, the assets of the Fund with the assets of any other qualified retirement plan trust fund of the
                                    Employer, provided that the records of the Trustee shall reflect the relative interests of the separate trusts in such commingled fund............63
                           (o)      To grant options for the sale or other disposition of Fund assets; to purchase options for the acquisition of assets of any type; and to buy and sell (including short sales) call options, put options and futures contracts............................................................63
                           (p)      To have and to exercise such other and additional powers as may be advisable or proper in its opinion for the effective and economical administration of the Fund...................................................63
                           (q)      The Plan and Declaration of Trust - U.S. Bank National Association
                                    Collective and Pooled Investment Funds For Employee Retirement
                                    Benefit Trusts, as amended from time to time, is hereby made a part of this Plan Statement.  Notwithstanding any other provision of this
                                    Plan Statement to the contrary, the Trustee may cause any part or all of the Fund, without limitation as to amount, to be commingled with the money of trusts created by others, by causing such money to be invested as a part of any or all of the funds created by the aforementioned Declaration of Trust and the Fund so added to any of said funds at any time shall be subject to all of the provisions of said Declaration of Trust as it is amended from time to time.................63
                           (r)      To deposit any part or all of the assets in any collective trust fund which is now or hereafter maintained by the Trustee, an agent of the
                                    Trustee or an Investment Manager as a medium for the collective investment of funds of pension, profit sharing or other employee benefit plans, and which is qualified under section 401(a) of the
                                    Code and exempt from taxation under section 501(a) of the Code, and to withdraw any part or all of the assets so deposited and any assets deposited with the trustee of a collective trust fund shall be held and invested by the trustee thereunder pursuant to all the terms and conditions of the trust agreement or declaration of trust
                                    establishing the fund, which are hereby incorporated herein by reference and shall prevail over any contrary provisions of this Plan
                                    Statement....................................................................63
                           (s)      To deposit any part or all of the assets with the trustee of any master investment


                                                     -xxix-

                                    trust maintained by the Principal Sponsor for the investment of assets of qualified pension, profit sharing or stock bonus plans it or its subsidiaries maintain and to withdraw any part or all of the assets so deposited, and any assets deposited with the trustee of a master investment trust shall be held and invested by that trustee pursuant to the terms and conditions of the master investment trust document, which is hereby incorporated herein by reference and shall prevail over any contrary provision of this Plan Statement....................................63
         1.54.    Investment Managers............................................................................63
                  SECTION 139 APPOINTMENT AND QUALIFICATIONS.....................................................64
                  SECTION 140 REMOVAL............................................................................64
                  SECTION 141 RELATION TO OTHER FIDUCIARIES......................................................64
         1.55.    NO INVESTMENT IN EMPLOYER REAL PROPERTY........................................................64
         1.56.    INVESTMENT IN EMPLOYER SECURITIES..............................................................64
         1.57.    FIDUCIARY PRINCIPLES...........................................................................64
                           (a)      for the exclusive purpose of:................................................65
                           (b)      with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims,......................................65
                           (c)      by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and....................................................65
                           (d)      in accordance with the documents and instruments governing the Plan, insofar as they are consistent with the provisions of ERISA..................65
         1.58.    PROHIBITED TRANSACTIONS........................................................................65
                           (e)      sale, exchange or leasing of any property between the Plan and such person,......................................................................65
                           (f)      lending of money or other extension of credit between the Plan and such person,.................................................................65
                           (g)      furnishing of goods, services or facilities between the Plan and such person,......................................................................65
                           (h)      transfer to, or use by or for the benefit of, such person of the income or assets of the Plan,................................................65
                           (i)      act by such person who is a fiduciary hereunder whereby the fiduciary deals with the income or assets of the Plan in the fiduciary's own interest or for the fiduciary's own account, or..............................65
                           (j)      receipt of any consideration for the fiduciary's own personal account by such person who is a fiduciary from any party dealing with the
                                    Plan in connection with a transaction involving the income or assets of the Plan..................................................................65
         1.59.    INDEMNITY         .............................................................................65
         1.60.    INVESTMENT IN INSURANCE........................................................................66
         1.61.    DETERMINATIONS    .............................................................................67


                                                     -xxx-

         1.62.    RULES AND REGULATIONS..........................................................................67
         1.63.    Method of Executing Instruments................................................................67
                  SECTION 143 EMPLOYER OR COMMITTEE..............................................................67
                  SECTION 144 TRUSTEE............................................................................67
         1.64.    CLAIMS PROCEDURE  .............................................................................67
                  SECTION 145 ORIGINAL CLAIM.....................................................................67
                           (a)      the specific reasons for the denial,.........................................68
                           (b)      the specific references to the pertinent provisions of this Plan
                                    Statement on which the denial is based,......................................68
                           (c)      a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and....................................68
                           (d)      an explanation of the claims review procedure set forth in this
                                    Section......................................................................68
                  SECTION 146 CLAIMS REVIEW PROCEDURE............................................................68
                  SECTION 147 GENERAL RULES......................................................................68
                           (a)      No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure.  The Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Committee upon request......................................68
                           (b)      All decisions on claims and on requests for a review of denied claims shall be made by the Committee unless delegated as provided in
                                    Section 12.2.................................................................68
                           (c)      The Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim............................68
                           (d)      Claimants may be represented by a lawyer or other representative at their own expense, but the Committee reserves the right to require the claimant to furnish written authorization.  A claimant's representative shall be entitled to copies of all notices given to the claimant.................................................................68
                           (e)      The decision of the Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing.
                                    If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied................................................68
                           (f)      Prior to filing a claim or a request for a review of a denied claim, the claimant or the claimant's representative shall have a reasonable opportunity to review a copy of this Plan Statement and all other pertinent documents in the possession of the Employer, the Committee and the Trustee..............................................................69
                           (g)      The Committee may, in its discretion, rely upon any applicable statute of limitations as a basis for denial of any claims...................69
                  SECTION 148 EXHAUSTION OF ADMINISTRATIVE REMEDIES..............................................69


                                                     -xxxi-

         1.65.    INFORMATION FURNISHED BY PARTICIPANTS..........................................................69
         1.66.    Principal Sponsor..............................................................................70
                  SECTION 150 OFFICERS...........................................................................70
                  SECTION 151 CHIEF EXECUTIVE OFFICER............................................................70
                  SECTION 152 BOARD OF DIRECTORS.................................................................70
                           (a)      to amend this Plan Statement; to terminate the Plan,.........................70
                           (b)      to appoint or remove a Trustee or accept the resignation of a
                                    Trustee; to appoint or remove members of the Committee; to appoint or remove an Investment Manager,................................................70
                           (c)      to reduce, suspend or discontinue contributions to the Plan,.................70
                           (d)      to consent to the adoption of the Plan by other business entities; to establish conditions and limitations upon such adoption of the Plan by other business entities; to designate Affiliates, and.....................70
                           (e)      to cause the Plan to be merged with another plan and to transfer assets and liabilities between the Plan and another..........................70
         1.67.    Committee         .............................................................................70
                  SECTION 153 APPOINTMENT AND REMOVAL............................................................70
                  SECTION 154 AUTOMATIC REMOVAL..................................................................70
                  SECTION 155 AUTHORITY..........................................................................71
                           (a)      establish rules for the functioning of the Committee, including the times and places for holding meetings, the notices to be given in respect of such meetings and the number of members who shall constitute a quorum for the transaction of business,.........................71
                           (b)      organize and delegate to such of its members as it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the
                                    Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Committee, to keep its records and otherwise assist the
                                    Committee in the performance of its duties; keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan;
                                    notify the Employer and the Trustee of any action taken by the
                                    Committee and, when required, notify any other interested person or persons,.....................................................................71
                           (c)      determine from the records of the Employer the compensation, service records, status and other facts regarding Participants and other employees,...................................................................71
                           (d)      cause to be compiled at least annually, from the records of the
                                    Committee and the reports and accountings of the Trustee, a report or accounting of the status of the Plan and the Accounts of the
                                    Participants, and make it available to each Participant who shall have the right to examine that part of such report or accounting (or a true and correct copy of such part) which


                                                     -xxxii-

                                    sets forth the Participant's benefits and ratable interest in the
                                    Fund,........................................................................71
                           (e)      prescribe forms to be used for applications for participation, benefits, notifications, etc., as may be required in the
                                    administration of the Plan,..................................................71
                           (f)      set up such rules as are deemed necessary to carry out the terms of this Plan Statement,.........................................................71
                           (g)      resolve all questions of administration of the Plan not specifically referred to in this Section,.................................................71
                           (h)      delegate or redelegate to one or more persons, jointly or severally, and whether or not such persons are members of the Committee or employees of the Employer, such functions assigned to the Committee hereunder as it may from time to time deem advisable, and....................71
                           (i)      perform all other acts reasonably necessary for administering the
                                    Plan and carrying out the provisions of this Plan Statement and performing the duties imposed on it..........................................71
                  SECTION 156 MAJORITY DECISIONS.................................................................71
         1.68.    Limitation on Authority........................................................................71
                  SECTION 157 FIDUCIARIES GENERALLY..............................................................71
                  SECTION 158 TRUSTEE............................................................................72
         1.69.    CONFLICT OF INTEREST...........................................................................72
         1.70.    DUAL CAPACITY     .............................................................................72
         1.71.    ADMINISTRATOR     .............................................................................72
         1.72.    NAMED FIDUCIARIES .............................................................................72
         1.73.    SERVICE OF PROCESS.............................................................................73
         1.74.    ADMINISTRATIVE EXPENSES........................................................................73
         1.75.    IRS QUALIFICATION .............................................................................73
         1.76.    Disclaimers       .............................................................................74
                  SECTION 160 EFFECT ON EMPLOYMENT...............................................................74
                  SECTION 161 SOLE SOURCE OF BENEFITS............................................................74
                  SECTION 162 CO-FIDUCIARY MATTERS...............................................................75
         1.77.    REVERSION OF FUND PROHIBITED...................................................................75
         1.78.    CONTINGENT TOP HEAVY PLAN RULES................................................................75
         1.79.    CONTINUITY        .............................................................................75
         1.80.    EXECUTION IN COUNTERPARTS......................................................................75


                                                     -xxxiii-

SIGNATURES ......................................................................................................82

SCHEDULE I.....................................................................................................SI-1

APPENDIX A -- LIMITATION ON ANNUAL ADDITIONS AND
              ANNUAL BENEFITS...................................................................................A-1

APPENDIX B -- CONTINGENT TOP HEAVY PLAN RULES...................................................................B-1

APPENDIX C -- QUALIFIED DOMESTIC RELATION ORDERS................................................................C-1

APPENDIX D -- TEFRA Section  242(b) TRANSITIONAL RULES..........................................................D-1


                                                     -xxxiv-

                         NORTHSTAR COMPUTER FORMS, INC.
                   401(k) PROFIT SHARING PLAN TRUST AGREEMENT
                               (1998 RESTATEMENT)


         THIS AGREEMENT, Made and entered into as of _______________, 1998, by and between NORTHSTAR COMPUTER FORMS, INC., a Minnesota corporation (the "Principal Sponsor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (together with its successors, the "Trustee");

         WITNESSETH: That

         WHEREAS, The Principal Sponsor has previously established and maintains a profit sharing plan (the "Plan") which, in its most recent amended and restated form, is embodied in a document dated September 9, 1994 and entitled "Northstar Computer Forms, Inc. 401(k) Profit Sharing Plan"; and

         WHEREAS, The Principal Sponsor has reserved to itself the power to amend the Plan documents; and

         WHEREAS, Effective December 1, 1998, U.S. Bank National Association will have succeeded to all the duties, powers, rights, privileges and discretions previously conferred upon Roger Bredesen and E. Faye Bredesen, as trustees; and

         WHEREAS, The Principal Sponsor desires to amend and restate the Plan documents in a single document in the manner hereinafter set forth;

         NOW, THEREFORE, The Plan documents are hereby amended and restated, effective as of December 1, 1998, to read in full as follows:

                                  INTRODUCTION

    DEFINITIONS. When the following terms are used herein with initial capital letters, they shall have the following meanings:

ACCOUNTS -- the following Accounts will be maintained under the Plan for
Participants:

TOTAL ACCOUNT -- FOR CONVENIENCE OF REFERENCE, A PARTICIPANT'S ENTIRE INTEREST IN THE FUND, INCLUDING THE PARTICIPANT'S ELECTIVE ACCOUNT, EMPLOYER CONTRIBUTIONS ACCOUNT, DEDUCTIBLE VOLUNTARY ACCOUNT, NONDEDUCTIBLE VOLUNTARY ACCOUNT, ROLLOVER ACCOUNT AND TRANSFER ACCOUNT.

ELECTIVE ACCOUNT -- THE ACCOUNT MAINTAINED FOR EACH PARTICIPANT TO WHICH ARE CREDITED THE EMPLOYER CONTRIBUTIONS MADE IN CONSIDERATION OF SUCH PARTICIPANT'S SALARY REDUCTION CONTRIBUTIONS PURSUANT TO SECTION 3.2 (OR COMPARABLE PROVISIONS OF THE PRIOR PLAN STATEMENT, IF ANY), OR EMPLOYER CONTRIBUTIONS MADE PURSUANT TO
SECTION 3.4, TOGETHER WITH ANY INCREASE OR DECREASE THEREON.

EMPLOYER CONTRIBUTIONS ACCOUNT (FORMERLY KNOWN AS THE PARTICIPANT'S ACCOUNT) -- THE ACCOUNT MAINTAINED FOR EACH PARTICIPANT TO WHICH IS CREDITED THE PARTICIPANT'S ALLOCABLE SHARE OF THE EMPLOYER CONTRIBUTIONS MADE PURSUANT TO
SECTION 3.5 (OR COMPARABLE PROVISIONS OF THE PRIOR PLAN STATEMENT, IF ANY), TOGETHER WITH ANY INCREASE OR DECREASE THEREON.

DEDUCTIBLE VOLUNTARY ACCOUNT (FORMERLY KNOWN AS THE QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTION ACCOUNT) -- THE ACCOUNT MAINTAINED FOR EACH PARTICIPANT TO WHICH ARE CREDITED THE "QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS" MADE PURSUANT TO THE PRIOR PLAN STATEMENT, IF ANY, TOGETHER WITH ANY INCREASE OR DECREASE THEREON.

NONDEDUCTIBLE VOLUNTARY ACCOUNT (FORMERLY KNOWN AS THE VOLUNTARY CONTRIBUTION ACCOUNT) -- THE ACCOUNT MAINTAINED FOR EACH PARTICIPANT TO WHICH ARE CREDITED EACH PARTICIPANT'S NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS MADE PURSUANT TO
SECTION 3.3 (OR COMPARABLE PROVISIONS OF THE PRIOR PLAN STATEMENT), TOGETHER WITH ANY INCREASE OR DECREASE THEREON.

ROLLOVER ACCOUNT (FORMERLY KNOWN AS THE PARTICIPANT'S ROLLOVER ACCOUNT) -- THE ACCOUNT MAINTAINED FOR EACH PARTICIPANT TO WHICH ARE CREDITED THE PARTICIPANT'S ROLLOVER CONTRIBUTIONS MADE PURSUANT TO SECTION 3.9 (OR COMPARABLE PROVISIONS OF THE PRIOR PLAN STATEMENT, IF ANY), TOGETHER WITH ANY INCREASE OR DECREASE THEREON.

TRANSFER ACCOUNT -- THE ACCOUNT MAINTAINED FOR EACH PARTICIPANT TO WHICH IS CREDITED THE AMOUNT TRANSFERRED TO THE TRUSTEE PURSUANT TO SECTION 9.3, AND NOT ALLOCATED TO ANY OTHER ACCOUNT PURSUANT TO THAT SECTION (OR COMPARABLE PROVISIONS OF THE PRIOR PLAN STATEMENT, IF ANY), TOGETHER WITH ANY INCREASE OR DECREASE THEREON.

AFFILIATE -- a business entity which is under "common control" with the Employer or which is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c) and (m) of the Code. A business entity which is a predecessor to the Employer shall be treated as an Affiliate if the Employer maintains a plan of such predecessor business entity or if, and to the extent that, such treatment is otherwise required by regulations under section 414(a) of the Code. A business entity shall also be treated as an Affiliate if, and to the extent that, such treatment is required by regulations under section 414(o) of the Code. In addition to said required treatment, the Principal Sponsor may, in its discretion, designate as an Affiliate any business entity which is not such a "common control," "affiliated service group" or "predecessor" business entity but which is otherwise affiliated with the Employer, subject to such limitations as the Principal Sponsor may impose.

ANNUAL VALUATION DATE -- each October 31.

BENEFICIARY -- a person designated by a Participant (or automatically by operation of this Plan Statement) to receive all or a part of the Participant's Vested Total Account in the event of the Participant's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Participant.

CODE -- the Internal Revenue Code of 1986, including applicable regulations for the specified section of the Code. Any reference in this Plan Statement to a section of the Code, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

COMMITTEE -- the Committee established in accordance with the provisions of
Section 12.2.

DISABILITY -- a medically determinable physical or mental impairment which: (i) renders the individual incapable of performing any substantial gainful employment, (ii) can be expected to be of long-continued and indefinite duration or result in death, and (iii) is evidenced by a certification to this effect by a doctor of medicine approved by the Committee. In lieu of such a certification, the Committee may accept, as proof of Disability, the official written determination that the individual will be eligible for disability benefits under the federal Social Security Act as now enacted or hereinafter amended (when any waiting period expires). Notwithstanding the foregoing, no Participant will be considered to have a Disability unless such doctor's determination or official Social Security determination is received by the Committee within twelve (12) months after the

Participant's last day of active work with the Employer or an Affiliate. The Committee shall determine the date on which the Disability shall have occurred if such determination is necessary.

DISTRIBUTION DATE -- the Annual Valuation Date and each other Valuation Date under the Plan. Distribution Dates are the Valuation Dates as of which distributions may be made from the Plan.

EFFECTIVE DATE -- December 1, 1998.

ELIGIBILITY SERVICE -- a measure of an employee's service with an Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

COMPUTATION PERIODS. THE COMPUTATION PERIODS FOR DETERMINING ELIGIBILITY SERVICE SHALL BE THE TWELVE (12) CONSECUTIVE MONTH PERIOD BEGINNING WITH THE DATE THE EMPLOYEE FIRST PERFORMS AN HOUR OF SERVICE AND ALL PLAN YEARS BEGINNING AFTER SUCH DATE (IRRESPECTIVE OF ANY TERMINATION OF EMPLOYMENT AND SUBSEQUENT REEMPLOYMENT).

COMPLETION. A YEAR OF ELIGIBILITY SERVICE SHALL BE DEEMED COMPLETED ONLY AS OF THE LAST DAY OF THE COMPUTATION PERIOD (IRRESPECTIVE OF THE DATE IN SUCH PERIOD THAT THE EMPLOYEE COMPLETED ONE THOUSAND HOURS OF SERVICE). (FRACTIONAL YEARS OF ELIGIBILITY SERVICE SHALL NOT BE CREDITED.)

PRE-EFFECTIVE DATE SERVICE. ELIGIBILITY SERVICE SHALL BE CREDITED FOR HOURS OF SERVICE EARNED AND COMPUTATION PERIODS COMPLETED BEFORE THE EFFECTIVE DATE AS IF THIS PLAN STATEMENT WERE THEN IN EFFECT.

EMPLOYER -- the Principal Sponsor, any business entity that adopts the Plan pursuant to Section 9.4, and any successor thereof that adopts the Plan.
Schedule I to this Plan Statement is a list of participating Employers that have adopted the Plan as of the Effective Date.

ENROLLMENT DATE -- (i) November 1 and May 1, (ii) the date upon which an individual who had previously met the age and service requirements of Section
2.1 but who was not then in Recognized Employment is transferred to Recognized Employment (applicable for such individual only), and (iii) the date upon which an individual who had previously been a Participant is reemployed in Recognized Employment (applicable for such individual only).

ERISA -- the Employee Retirement Income Security Act of 1974, including applicable regulations for the specified section of ERISA. Any reference in this Plan Statement to a section of ERISA, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

EVENT OF MATURITY -- any of the occurrences described in Section 6 by reason of which a Participant or Beneficiary may become entitled to a distribution from the Plan.

FUND -- the assets of the Plan held by the Trustee from time to time, including all contributions and the investments and reinvestments, earnings and profits thereon, whether invested under the general investment authority of the Trustee or under the terms applicable to any Subfund established pursuant to Section 4.1.

HIGHLY COMPENSATED EMPLOYEE -- any employee who (a) is a five percent (5%) owner (as defined in Appendix B) at any time during the current Plan Year or the preceding Plan Year; or (b) receives compensation from an Employer and all Affiliates during the preceding Plan Year in excess of Eighty Thousand Dollars ($80,000) (as adjusted under the Code for cost of living increases); provided however, the Committee may elect to limit the number of Highly Compensated Employees to the top 20% of employees ranked on the basis of compensation in the preceding Plan Year, excluding those employees described in section 414(q)(5) of the Code. For this purpose, "compensation" means compensation within the meaning of section 415(c)(3) of the Code. Compensation for any employee who performed services for only part of a year is not annualized for this purpose.

HOURS OF SERVICE -- a measure of an employee's service with an Employer and all Affiliates, determined for a given computation period and equal to the number of hours credited to the employee according to the following rules:

PAID DUTY. AN HOUR OF SERVICE SHALL BE CREDITED FOR EACH HOUR FOR WHICH THE EMPLOYEE IS PAID, OR ENTITLED TO PAYMENT, FOR THE PERFORMANCE OF DUTIES FOR THE EMPLOYER OR AN AFFILIATE. THESE HOURS SHALL BE CREDITED TO THE EMPLOYEE FOR THE COMPUTATION PERIOD OR PERIODS IN WHICH THE DUTIES ARE PERFORMED.

PAID NONDUTY. AN HOUR OF SERVICE SHALL BE CREDITED FOR EACH HOUR FOR WHICH THE EMPLOYEE IS PAID, OR ENTITLED TO PAYMENT, BY THE EMPLOYER OR AN AFFILIATE ON ACCOUNT OF A PERIOD OF TIME DURING WHICH NO DUTIES ARE PERFORMED (IRRESPECTIVE OF WHETHER THE EMPLOYMENT RELATIONSHIP HAS TERMINATED) DUE TO VACATION, HOLIDAY, ILLNESS, INCAPACITY (INCLUDING DISABILITY), LAYOFF, JURY DUTY, MILITARY DUTY OR LEAVE OF ABSENCE; PROVIDED, HOWEVER, THAT:

  NO MORE THAN FIVE HUNDRED ONE (501) HOURS OF SERVICE SHALL BE CREDITED ON ACCOUNT OF A SINGLE CONTINUOUS PERIOD DURING WHICH THE EMPLOYEE PERFORMS NO DUTIES (WHETHER OR NOT SUCH PERIOD OCCURS IN A SINGLE COMPUTATION PERIOD),

 NO HOURS OF SERVICE SHALL BE CREDITED ON ACCOUNT OF PAYMENTS MADE UNDER A PLAN MAINTAINED SOLELY FOR THE PURPOSE OF COMPLYING WITH APPLICABLE WORKERS' COMPENSATION, UNEMPLOYMENT COMPENSATION OR DISABILITY INSURANCE LAWS,

NO HOURS OF SERVICE SHALL BE CREDITED ON ACCOUNT OF PAYMENTS WHICH SOLELY REIMBURSE THE EMPLOYEE FOR MEDICAL OR MEDICALLY RELATED EXPENSES INCURRED BY THE EMPLOYEE, AND

 PAYMENTS SHALL BE DEEMED MADE BY OR DUE FROM THE EMPLOYER OR AN AFFILIATE WHETHER MADE DIRECTLY OR INDIRECTLY FROM A TRUST FUND OR AN INSURER TO WHICH THE EMPLOYER OR AN AFFILIATE CONTRIBUTES OR PAYS PREMIUMS.

                           These hours shall be credited to the employee for the computation period for which payment is made or, if the payment is not computed by reference to units of time, the hours shall be credited to the first computation period in which the event, for which any part of the payment is made, occurred.

BACK PAY. AN HOUR OF SERVICE SHALL BE CREDITED FOR EACH HOUR FOR WHICH BACK PAY, IRRESPECTIVE OF MITIGATION OF DAMAGES, HAS BEEN EITHER AWARDED OR AGREED TO BY THE EMPLOYER OR AN AFFILIATE. THE SAME HOURS OF SERVICE CREDITED UNDER PARAGRAPH
(a) OR (b) SHALL NOT BE CREDITED UNDER THIS PARAGRAPH (c). THE CREDITING OF HOURS OF SERVICE UNDER THIS PARAGRAPH (c) FOR PERIODS AND PAYMENTS DESCRIBED IN PARAGRAPH (b) SHALL BE SUBJECT TO ALL THE LIMITATIONS OF THAT PARAGRAPH. THESE HOURS SHALL BE CREDITED TO THE EMPLOYEE FOR THE COMPUTATION PERIOD OR PERIODS TO WHICH THE AWARD OR AGREEMENT PERTAINS RATHER THAN THE COMPUTATION PERIOD IN WHICH THE AWARD, AGREEMENT OR PAYMENT IS MADE.

UNPAID ABSENCES.

  MILITARY LEAVES. DURING SERVICE IN THE ARMED FORCES OF THE UNITED STATES, IF THE EMPLOYEE BOTH ENTERED SUCH SERVICE AND RETURNED TO EMPLOYMENT WITH THE EMPLOYER OR AN AFFILIATE FROM SUCH SERVICE UNDER CIRCUMSTANCES ENTITLING THE EMPLOYEE TO REEMPLOYMENT RIGHTS GRANTED VETERANS UNDER FEDERAL LAW, THE EMPLOYEE SHALL BE CREDITED WITH THE NUMBER OF HOURS OF SERVICE WHICH OTHERWISE WOULD NORMALLY HAVE BEEN CREDITED TO SUCH EMPLOYEE BUT FOR SUCH ABSENCE; PROVIDED, HOWEVER, THAT IF THE EMPLOYEE DOES NOT RETURN TO EMPLOYMENT FOR ANY REASON OTHER THAN DEATH, DISABILITY OR ATTAINMENT OF NORMAL RETIREMENT AGE WITHIN THE TIME PRESCRIBED BY LAW FOR THE RETENTION OF VETERAN'S REEMPLOYMENT RIGHTS, SUCH HOURS OF SERVICE SHALL NOT BE CREDITED.

 LEAVES OF ABSENCE. IF (AND TO THE EXTENT THAT) THE COMMITTEE SO PROVIDES IN RULES, DURING EACH UNPAID LEAVE OF ABSENCE AUTHORIZED BY THE EMPLOYER OR AN AFFILIATE FOR PLAN PURPOSES UNDER SUCH RULES, THE EMPLOYEE SHALL BE CREDITED WITH THE NUMBER OF HOURS OF SERVICE WHICH OTHERWISE WOULD NORMALLY HAVE BEEN CREDITED TO SUCH EMPLOYEE BUT FOR SUCH ABSENCE; PROVIDED, HOWEVER, THAT IF THE EMPLOYEE DOES NOT RETURN TO EMPLOYMENT FOR ANY REASON OTHER THAN DEATH, DISABILITY OR ATTAINMENT OF NORMAL RETIREMENT AGE AT THE EXPIRATION OF THE LEAVE OF ABSENCE, SUCH HOURS OF SERVICE SHALL NOT BE CREDITED.

PARENTING LEAVES. TO THE EXTENT NOT OTHERWISE CREDITED AND SOLELY FOR THE PURPOSE OF DETERMINING WHETHER A ONE-YEAR BREAK IN SERVICE HAS OCCURRED, HOURS OF SERVICE SHALL BE CREDITED TO AN EMPLOYEE FOR ANY PERIOD OF ABSENCE FROM WORK BEGINNING IN PLAN YEARS COMMENCING AFTER DECEMBER 31, 1984, DUE TO PREGNANCY OF THE EMPLOYEE, THE BIRTH OF A CHILD OF THE EMPLOYEE, THE PLACEMENT OF A CHILD WITH THE EMPLOYEE IN CONNECTION WITH THE ADOPTION OF SUCH CHILD BY THE EMPLOYEE OR FOR THE PURPOSE OF CARING FOR SUCH CHILD FOR A PERIOD BEGINNING IMMEDIATELY FOLLOWING SUCH BIRTH OR PLACEMENT. THE EMPLOYEE SHALL BE CREDITED WITH THE NUMBER OF HOURS OF SERVICE WHICH OTHERWISE WOULD NORMALLY HAVE BEEN CREDITED TO SUCH EMPLOYEE BUT FOR SUCH ABSENCE. IF IT IS IMPOSSIBLE TO DETERMINE THE NUMBER OF HOURS OF SERVICE WHICH WOULD

OTHERWISE NORMALLY HAVE BEEN SO CREDITED, THE EMPLOYEE SHALL BE CREDITED WITH EIGHT (8) HOURS OF SERVICE FOR EACH DAY OF SUCH ABSENCE. IN NO EVENT, HOWEVER, SHALL THE NUMBER OF HOURS OF SERVICE CREDITED FOR ANY SUCH ABSENCE EXCEED FIVE HUNDRED ONE (501) HOURS OF SERVICE. SUCH HOURS OF SERVICE SHALL BE CREDITED TO THE COMPUTATION PERIOD IN WHICH SUCH ABSENCE FROM WORK BEGINS IF CREDITING ALL OR ANY PORTION OF SUCH HOURS OF SERVICE IS NECESSARY TO PREVENT THE EMPLOYEE FROM INCURRING A ONE-YEAR BREAK IN SERVICE IN SUCH COMPUTATION PERIOD. IF THE CREDITING OF SUCH HOURS OF SERVICE IS NOT NECESSARY TO PREVENT THE OCCURRENCE OF A ONE-YEAR BREAK IN SERVICE IN THAT COMPUTATION PERIOD, SUCH HOURS OF SERVICE SHALL BE CREDITED IN THE IMMEDIATELY FOLLOWING COMPUTATION PERIOD (EVEN THOUGH NO PART OF SUCH ABSENCE MAY HAVE OCCURRED IN SUCH SUBSEQUENT COMPUTATION PERIOD). THESE HOURS OF SERVICE SHALL NOT BE CREDITED UNTIL THE EMPLOYEE FURNISHES TIMELY INFORMATION WHICH MAY BE REASONABLY REQUIRED BY THE COMMITTEE TO ESTABLISH THAT THE ABSENCE FROM WORK IS FOR A REASON FOR WHICH THESE HOURS OF SERVICE MAY BE CREDITED.

SPECIAL RULES. FOR PERIODS PRIOR TO JANUARY 1, 1976, HOURS OF SERVICE MAY BE DETERMINED USING WHATEVER RECORDS ARE REASONABLY ACCESSIBLE AND BY MAKING WHATEVER CALCULATIONS ARE NECESSARY TO DETERMINE THE APPROXIMATE NUMBER OF HOURS OF SERVICE COMPLETED DURING SUCH PRIOR PERIOD. TO THE EXTENT NOT INCONSISTENT WITH OTHER PROVISIONS HEREOF, DEPARTMENT OF LABOR REGULATIONS 29 C.F.R. Sections 2530.200B-2(b) AND (c) ARE HEREBY INCORPORATED BY REFERENCE HEREIN. TO THE EXTENT REQUIRED UNDER SECTION 414 OF THE CODE, SERVICES OF LEASED OWNERS, LEASED MANAGERS, SHARED EMPLOYEES, SHARED LEASED EMPLOYEES AND OTHER SIMILAR CLASSIFICATIONS (EXCLUDING LEASED EMPLOYEES) BY THE EMPLOYER OR AN AFFILIATE SHALL BE TAKEN INTO ACCOUNT AS IF SUCH SERVICES WERE PERFORMED AS A COMMON LAW EMPLOYEE OF THE EMPLOYER FOR THE PURPOSES OF DETERMINING ELIGIBILITY SERVICE, VESTING SERVICE AND ONE-YEAR BREAKS IN SERVICE AS APPLIED TO VESTING SERVICE AND ELIGIBILITY SERVICE. APPLICATION OF THE LEASED EMPLOYEE RULES UNDER SECTION 414(n) OF THE CODE SHALL BE SUBJECT TO THE FOLLOWING: (i) "CONTINGENT SERVICES" SHALL MEAN SERVICES PERFORMED BY A PERSON FOR THE EMPLOYER OR AN AFFILIATE DURING THE PERIOD THE PERSON HAS NOT PERFORMED THE SERVICES ON A SUBSTANTIALLY FULL TIME BASIS FOR A PERIOD OF AT LEAST TWELVE (12) CONSECUTIVE MONTHS, (ii) EXCEPT AS PROVIDED IN (iii), CONTINGENT SERVICES SHALL NOT BE TAKEN INTO ACCOUNT FOR PURPOSES OF DETERMINING ELIGIBILITY SERVICE, VESTING SERVICE AND ONE YEAR BREAKS IN SERVICE AS APPLIED TO VESTING SERVICE AND ELIGIBILITY SERVICE, (iii) CONTINGENT SERVICES PERFORMED BY A PERSON WHO HAS BECOME A LEASED EMPLOYEE SHALL BE TAKEN INTO ACCOUNT FOR PURPOSES OF DETERMINING ELIGIBILITY SERVICE, VESTING SERVICE, AND ONE-YEAR BREAKS IN SERVICE AS APPLIED TO VESTING SERVICE AND ELIGIBILITY SERVICE, AND (iv) ALL SERVICE PERFORMED AS A LEASED EMPLOYEE (I.E, ALL SERVICE FOLLOWING THE DATE AN INDIVIDUAL HAS SATISFIED ALL THREE REQUIREMENTS FOR BECOMING A LEASED EMPLOYEE) SHALL BE TAKEN INTO ACCOUNT FOR PURPOSES OF DETERMINING ELIGIBILITY SERVICE, VESTING SERVICE AND ONE-YEAR BREAKS IN SERVICE AS APPLIED TO VESTING SERVICE AND ELIGIBILITY SERVICE.

INVESTMENT MANAGER -- the person or persons, other than the Trustee, appointed pursuant to Section 10.7 to manage all or a portion of the Fund or any Subfund.

LEASED EMPLOYEE -- any individual (other than an employee of the Employer or an Affiliate) who performs services for the Employer or an Affiliate if (i) services are performed under an agreement between the Employer or an Affiliate and an individual or company, (ii) the individual performs services for the Employer on a substantially full time basis for a period of at least twelve (12) consecutive months, and (iii) the individual's services are performed under the primary direction or control of the Employer or an Affiliate. In determining whether an individual is a Leased Employee of the Employer or an Affiliate, all prior service with the Employer or an Affiliate (including employment as a common law employee) shall be used for purposes of satisfying (ii) above. No individual shall be considered a Leased Employee unless and until all conditions have been satisfied.

NORMAL RETIREMENT AGE -- the date a Participant attains age sixty-two (62) years.

ONE-YEAR BREAK IN SERVICE -- a Plan Year for which an employee is not credited with more than five hundred (500) Hours of Service. (A One-Year Break in Service shall be deemed to occur only on the last day of such Plan Year.)

PARTICIPANT -- an employee of the Employer who becomes a Participant in the Plan in accordance with the provisions of Section 2 or any comparable provision of the Prior Plan Statement. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed in Recognized Employment and upon which the Participant no longer has any Account under the Plan (that is, the Participant has both received a distribution of all of the Participant's Vested Total Account, if any, and the Participant's non-Vested Total Account, if any, has been forfeited as provided in Section 6.2).

PLAN -- the tax-qualified profit sharing plan of the Employer established for the benefit of employees eligible to participate therein, as first set forth in the Prior Plan Statement and as amended and restated in this Plan Statement. (As used herein, "Plan" refers to the legal entity established by the Employer and not to the documents pursuant to which the Plan is maintained. Those documents are referred to herein as the "Prior Plan Statement" and the "Plan Statement.") The Plan shall be referred to as the "NORTHSTAR COMPUTER FORMS, INC. 401(k) PROFIT SHARING PLAN."

PLAN STATEMENT -- this document entitled "NORTHSTAR COMPUTER FORMS, INC. 401(k) PROFIT SHARING PLAN TRUST AGREEMENT (1998 Restatement)" as adopted by the Principal Sponsor effective as of December 1, 1998, as the same may be amended from time to time.

PLAN YEAR -- the twelve (12) consecutive month period ending on any Annual Valuation Date.

PRINCIPAL SPONSOR -- Northstar Computer Forms, Inc., a Minnesota corporation.

PRIOR PLAN STATEMENT -- the series of documents pursuant to which the Plan was established effective as of November 1, 1964, and operated thereafter until the Effective Date.

RECOGNIZED COMPENSATION -- wages within the meaning of section 3401(a) of the Code for purposes of federal income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code) and paid to the Participant by the Employer for the applicable period; subject, however, to the following:

INCLUDED ITEMS. IN DETERMINING A PARTICIPANT'S RECOGNIZED COMPENSATION THERE SHALL BE INCLUDED ELECTIVE CONTRIBUTIONS MADE BY THE EMPLOYER ON BEHALF OF THE PARTICIPANT THAT ARE NOT INCLUDIBLE IN GROSS INCOME UNDER SECTIONS 125, 402(e)(3), 402(h), 403(b), 414(h)(2) AND 457 OF THE CODE INCLUDING ELECTIVE CONTRIBUTIONS AUTHORIZED BY THE PARTICIPANT UNDER A SALARY REDUCTION AGREEMENT, A CAFETERIA PLAN OR ANY OTHER QUALIFIED CASH OR DEFERRED ARRANGEMENT UNDER
SECTION 401(k) OF THE CODE.

EXCLUDED ITEMS. IN DETERMINING A PARTICIPANT'S RECOGNIZED COMPENSATION THERE SHALL BE EXCLUDED ALL OF THE FOLLOWING: (i) REIMBURSEMENTS OR OTHER EXPENSE ALLOWANCES, (ii) WELFARE AND FRINGE BENEFITS (BOTH CASH AND NONCASH) INCLUDING THIRD-PARTY SICK PAY (I.E., SHORT-TERM AND LONG-TERM DISABILITY INSURANCE BENEFITS), INCOME IMPUTED FROM INSURANCE COVERAGES AND PREMIUMS, EMPLOYEE DISCOUNTS AND OTHER SIMILAR AMOUNTS, PAYMENTS FOR VACATION OR SICK LEAVE ACCRUED BUT NOT TAKEN, FINAL PAYMENTS ON ACCOUNT OF TERMINATION OF EMPLOYMENT (I.E., SEVERANCE PAYMENTS) AND SETTLEMENT FOR ACCRUED BUT UNUSED VACATION AND SICK LEAVE, (iii) MOVING EXPENSES, AND (iv) DEFERRED COMPENSATION (BOTH WHEN DEFERRED AND WHEN RECEIVED).

PRE-PARTICIPATION EMPLOYMENT. REMUNERATION PAID BY THE EMPLOYER ATTRIBUTABLE TO PERIODS PRIOR TO THE DATE THE PARTICIPANT BECAME A PARTICIPANT IN THE PLAN SHALL NOT BE TAKEN INTO ACCOUNT IN DETERMINING THE PARTICIPANT'S RECOGNIZED COMPENSATION.

NON-RECOGNIZED EMPLOYMENT. REMUNERATION PAID BY THE EMPLOYER FOR EMPLOYMENT THAT IS NOT RECOGNIZED EMPLOYMENT SHALL NOT BE TAKEN INTO ACCOUNT IN DETERMINING A PARTICIPANT'S RECOGNIZED COMPENSATION.

ATTRIBUTION TO PERIODS. A PARTICIPANT'S RECOGNIZED COMPENSATION SHALL BE CONSIDERED ATTRIBUTABLE TO THE PERIOD IN WHICH IT IS ACTUALLY PAID AND NOT WHEN EARNED OR ACCRUED.

EXCLUDED PERIODS. AMOUNTS RECEIVED AFTER THE PARTICIPANT'S TERMINATION OF EMPLOYMENT SHALL NOT BE TAKEN INTO ACCOUNT IN DETERMINING A PARTICIPANT'S RECOGNIZED COMPENSATION.

MULTIPLE EMPLOYERS. IF A PARTICIPANT IS EMPLOYED BY MORE THAN ONE EMPLOYER IN A PLAN YEAR, A SEPARATE AMOUNT OF RECOGNIZED COMPENSATION SHALL BE DETERMINED FOR EACH EMPLOYER.

ANNUAL MAXIMUM. A PARTICIPANT'S RECOGNIZED COMPENSATION FOR A PLAN YEAR SHALL NOT EXCEED THE ANNUAL COMPENSATION LIMIT UNDER SECTION 401(a)(17) OF THE CODE, WHICH IS ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) (AS ADJUSTED UNDER THE CODE FOR COST OF LIVING INCREASES).

RECOGNIZED EMPLOYMENT -- all service with an Employer by persons classified by an Employer as common law employees, excluding, however, employment classified by an Employer as:

EMPLOYMENT IN A UNIT OF EMPLOYEES WHOSE TERMS AND CONDITIONS OF EMPLOYMENT ARE SUBJECT TO A COLLECTIVE BARGAINING AGREEMENT BETWEEN AN EMPLOYER AND A UNION REPRESENTING THAT UNIT OF EMPLOYEES, UNLESS (AND TO THE EXTENT) SUCH COLLECTIVE BARGAINING AGREEMENT PROVIDES FOR THE INCLUSION OF THOSE EMPLOYEES IN THE PLAN,

EMPLOYMENT OF A NONRESIDENT ALIEN WHO IS NOT RECEIVING ANY EARNED INCOME FROM AN EMPLOYER WHICH CONSTITUTES INCOME FROM SOURCES WITHIN THE UNITED STATES,

EMPLOYMENT IN A DIVISION OR FACILITY OF AN EMPLOYER WHICH IS NOT IN EXISTENCE ON THE EFFECTIVE DATE (THAT IS, WAS ACQUIRED, ESTABLISHED, FOUNDED OR PRODUCED BY THE LIQUIDATION OR SIMILAR DISCONTINUATION OF A SEPARATE SUBSIDIARY AFTER THE EFFECTIVE DATE) UNLESS AND UNTIL THE PRINCIPAL SPONSOR SHALL DECLARE SUCH EMPLOYMENT TO BE RECOGNIZED EMPLOYMENT,

EMPLOYMENT OF A UNITED STATES CITIZEN OR A UNITED STATES RESIDENT ALIEN OUTSIDE THE UNITED STATES UNLESS AND UNTIL THE PRINCIPAL SPONSOR SHALL DECLARE SUCH EMPLOYMENT TO BE RECOGNIZED EMPLOYMENT,

SERVICES OF A PERSON WHO IS NOT A COMMON LAW EMPLOYEE OF AN EMPLOYER INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SERVICES OF A LEASED EMPLOYEE, LEASED OWNER, LEASED MANAGER, SHARED EMPLOYEE, SHARED LEASED EMPLOYEE, TEMPORARY EMPLOYEE, INDEPENDENT CONTRACTOR, CONTRACT WORKER, AGENCY WORKER, FREELANCE EMPLOYEE OR OTHER SIMILAR CLASSIFICATION, AND

EMPLOYMENT OF A HIGHLY COMPENSATED EMPLOYEE TO THE EXTENT AGREED TO IN WRITING BY THE EMPLOYEE.

An Employer's classification of a person at the time of inclusion or exclusion in Recognized Employment shall be conclusive for the purpose of the foregoing rules. No reclassification of a person's status with an Employer, for any reason, without regard to whether it is initiated by a court, governmental agency or otherwise and without regard to whether or not an Employer agrees to such reclassification, shall result in the person being included in Recognized Employment, either retroactively or prospectively. Notwithstanding anything to the contrary in this provision, however, the Principal Sponsor may declare that a reclassified person will be included in Recognized Employment, either retroactively or prospectively. Any uncertainty concerning a person's classification shall be resolved by excluding the person from Recognized Employment.

SALARY REDUCTION AGREEMENT -- the agreement which may be entered into by a Participant as provided in Section 2.4.

SUBFUND -- a separate pool of assets of the Fund set aside for investment purposes under Section 4.1.

TRUSTEE -- the Trustee originally named hereunder and its successor or successors in trust. Where the context requires, Trustee shall also mean and refer to any one or more co-trustees serving hereunder.

VALUATION DATE -- the Annual Valuation Date and each other day that both the New York Stock Exchange and the corporate Trustee, if any, are open and conducting business.

VESTED -- nonforfeitable, I.E., a claim obtained by a Participant or the Participant's Beneficiary to that part of an immediate or deferred benefit hereunder which arises from the Participant's service, which is unconditional and which is legally enforceable against the Plan.

VESTING SERVICE -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

COMPUTATION PERIODS. THE COMPUTATION PERIODS FOR DETERMINING VESTING SERVICE SHALL BE THE PLAN YEARS.

COMPLETION. A YEAR OF VESTING SERVICE SHALL BE DEEMED COMPLETED AS OF THE DATE IN THE COMPUTATION PERIOD THAT THE EMPLOYEE COMPLETES ONE THOUSAND (1,000) HOURS OF SERVICE. (FRACTIONAL YEARS OF VESTING SERVICE SHALL NOT BE CREDITED.)

PRE-EFFECTIVE DATE SERVICE. VESTING SERVICE SHALL BE CREDITED FOR HOURS OF SERVICE EARNED AND COMPUTATION PERIODS COMPLETED BEFORE THE EFFECTIVE DATE AS IF THIS PLAN STATEMENT WERE THEN IN EFFECT.

BREAKS IN SERVICE. VESTING SERVICE CANCELLED BEFORE THE EFFECTIVE DATE BY OPERATION OF THE PLAN'S BREAK IN SERVICE RULES AS THEY EXISTED BEFORE THE EFFECTIVE DATE SHALL CONTINUE TO BE CANCELLED ON AND AFTER THE EFFECTIVE DATE.

VESTING IN PRE-BREAK ACCOUNTS. IF THE EMPLOYEE HAS FIVE (5) OR MORE CONSECUTIVE ONE-YEAR BREAKS IN SERVICE, THE EMPLOYEE'S SERVICE AFTER SUCH ONE-YEAR BREAKS IN SERVICE SHALL NOT BE COUNTED AS YEARS OF VESTING SERVICE FOR THE PURPOSE OF DETERMINING THE VESTED PERCENTAGE OF THAT PORTION OF THE EMPLOYEE'S EMPLOYER CONTRIBUTIONS ACCOUNT DERIVED FROM EMPLOYER CONTRIBUTIONS ALLOCATED WITH RESPECT TO THE EMPLOYEE'S SERVICE BEFORE SUCH ONE-YEAR BREAKS IN SERVICE AND SEPARATELY ACCOUNTED FOR UNDER SECTION 5.1.4.

RULES OF INTERPRETATION. An individual shall be considered to have attained a given age on the individual's birthday for that age (and not on the day before). The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this Section. In the absence of a conviction of felonious and intentional killing, the Committee shall determine whether the killing was felonious and intentional for the purposes of this Section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine and the feminine may include the masculine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to this entire Plan Statement and not to any particular paragraph or Section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various Sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. This document has been executed and delivered in the State of Minnesota and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Minnesota.

                          ELIGIBILITY AND PARTICIPATION

  GENERAL ELIGIBILITY RULE. Each employee shall become a Participant on the Enrollment Date coincident with or next following the date as of which the employee has completed one (1) year of Eligibility Service. If an employee is not employed in Recognized Employment when the employee would otherwise be eligible to become a Participant, the employee shall become a Participant on the first date thereafter upon which the employee enters Recognized Employment.

  SPECIAL RULE FOR FORMER PARTICIPANTS. A Participant whose employment with the Employer terminates and who subsequently is reemployed by the Employer shall immediately reenter the Plan as a Participant upon the Participant's return to Recognized Employment.

  ENROLLMENT. Each employee who is or will become a Participant as provided in
Section 2.1 may enroll for salary reduction contributions by completing a Salary Reduction Agreement by voice response system (or as otherwise determined from time to time by the Committee and agreed to by the Trustee) prior to the Enrollment Date as of which the employee desires to make it effective. If an employee does not enroll when first eligible to do so, the employee may enroll as of any subsequent Enrollment Date by completing a Salary Reduction Agreement by voice response system (or as otherwise determined from time to time by the Committee and agreed to by the Trustee) prior to that Enrollment Date.

  SALARY REDUCTION AGREEMENT. Subject to the following rules, the Salary Reduction Agreement which each Participant may execute shall provide for salary reduction contributions through a reduction in the amount of Recognized Compensation which otherwise would be paid to the Participant by the Employer each payday. The salary reduction contribution may not exceed the dollar limit in effect for that taxable year under section 402(g) of the Code (which section requires cost of living adjustments at the same time and in the same manner as under section 415(d) of the Code). The Committee may, from time to time under rules, change the minimum and maximum allowable salary reduction contributions. The reductions in earnings for salary reduction contributions agreed to by the Participant shall be made by the Employer from the Participant's remuneration each payday on and after the date the employee enrolls for so long as the Salary Reduction Agreement remains in effect. The Committee shall specify the method of entering into or modifying a Salary Reduction Agreement, the method of giving any notices modifying the Salary Reduction Agreement and all procedures for the delivery and acceptance of Salary Reduction Agreements and notices, including requirements for advance notice.

     MODIFICATIONS OF SALARY REDUCTION AGREEMENT. The Salary Reduction Agreement of a Participant may be modified as follows:

INCREASE OR DECREASE. A Participant may, upon giving prior notice, amend the Salary Reduction Agreement to increase or decrease the amount of reduction as of the first payday on or after any quarter beginning date. The "quarter beginning dates" are each November 1, February 1, May 1 and August 1. The notice must be delivered by voice response system (or as otherwise determined from time to time by the Committee and agreed to by the Trustee) prior to the quarter beginning date as of which the Participant desires to make the increase or decrease effective.

CANCELLATION OF SALARY REDUCTION AGREEMENT. A Participant who has a Salary Reduction Agreement in effect may, upon giving prior notice, completely terminate the Salary Reduction Agreement beginning with the payroll period for the payday designated by the Participant. Thereafter, such Participant may, upon giving prior notice, enter into a new Salary Reduction Agreement by voice response system (or as otherwise determined from time to time by the Committee and agreed to by the Trustee) to be effective as of the first payday on or after any subsequent quarter beginning date if, on that quarter beginning date, the Participant is employed in Recognized Employment.

TERMINATION OF RECOGNIZED EMPLOYMENT. The Salary Reduction Agreement of a Participant who ceases to be employed in Recognized Employment shall be terminated automatically as of the date the Participant ceases to be employed in Recognized Employment. If such Participant returns to Recognized Employment, the Participant may enter into a new Salary Reduction Agreement by voice response system (or as otherwise determined from time to time by the Committee and agreed to by the Trustee) to be effective as of the date of the Participant's return to Recognized Employment or, upon giving prior notice, as of the first payday on or after any subsequent quarter beginning date.

                           SECTION 401(k) COMPLIANCE.

SPECIAL DEFINITIONS. For purposes of this Section 2.6, the following special definitions shall apply:

AN ELIGIBLE EMPLOYEE MEANS AN INDIVIDUAL WHO IS ENTITLED TO ENTER INTO A SALARY REDUCTION AGREEMENT FOR ALL OR A PART OF THE PLAN YEAR (WHETHER OR NOT THE INDIVIDUAL DOES SO).

AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE MEANS AN ELIGIBLE EMPLOYEE WHO IS A HIGHLY COMPENSATED EMPLOYEE.

DEFERRAL PERCENTAGE MEANS THE RATIO (CALCULATED SEPARATELY FOR EACH ELIGIBLE EMPLOYEE) OF:

THE TOTAL AMOUNT, FOR THE PLAN YEAR, OF EMPLOYER CONTRIBUTIONS CREDITED TO THE ELIGIBLE EMPLOYEE'S ELECTIVE ACCOUNT, TO

THE ELIGIBLE EMPLOYEE'S RECOGNIZED COMPENSATION FOR THE PORTION OF SUCH PLAN YEAR THAT THE EMPLOYEE IS AN ELIGIBLE EMPLOYEE.

                           For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

AVERAGE DEFERRAL PERCENTAGE MEANS, FOR A SPECIFIED GROUP OF ELIGIBLE EMPLOYEES FOR THE PLAN YEAR, THE AVERAGE OF THE DEFERRAL PERCENTAGES FOR ALL ELIGIBLE EMPLOYEES IN SUCH GROUP.

SPECIAL RULES. For purposes of this Section 2.6, the following special rules apply:

ROUNDING. THE DEFERRAL PERCENTAGE OF EACH ELIGIBLE EMPLOYEE AND THE AVERAGE DEFERRAL PERCENTAGE FOR EACH GROUP OF ELIGIBLE EMPLOYEES SHALL BE CALCULATED TO THE NEAREST ONE-HUNDREDTH OF ONE PERCENT.

HIGHLY COMPENSATED EMPLOYEES. IN THE CASE OF AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE WHO PARTICIPATES IN ANY OTHER PLAN OF THE EMPLOYER AND AFFILIATES (OTHER THAN AN EMPLOYEE STOCK OWNERSHIP PLAN DESCRIBED IN SECTIONS 409(a) AND 4975(e)(7) OF THE CODE) TO WHICH EMPLOYER CONTRIBUTIONS ARE MADE ON BEHALF OF THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE PURSUANT TO A SALARY REDUCTION AGREEMENT, ALL SUCH EMPLOYER CONTRIBUTIONS SHALL BE AGGREGATED FOR PURPOSES OF DETERMINING THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE'S DEFERRAL PERCENTAGE; PROVIDED, HOWEVER, THAT SUCH EMPLOYER CONTRIBUTIONS MADE UNDER AN EMPLOYEE STOCK OWNERSHIP PLAN SHALL NOT BE AGGREGATED.

PERMISSIVE AGGREGATION. IF THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 401(k), 401(a)(4) OR 410(b) UNDER THE CODE ONLY IF AGGREGATED WITH ONE OR MORE OTHER PLANS, OR IF ONE OR MORE OTHER PLANS SATISFY THE REQUIREMENTS OF SUCH SECTIONS OF THE CODE ONLY IF AGGREGATED WITH THIS PLAN, THEN THIS SECTION 2.6 SHALL BE APPLIED BY DETERMINING THE AVERAGE DEFERRAL PERCENTAGE OF ELIGIBLE EMPLOYEES AS IF ALL SUCH PLANS WERE A SINGLE PLAN. PLANS SATISFY SECTION 401(k) OF THE CODE ONLY IF THEY HAVE THE SAME PLAN YEAR.

THE 401(k) TESTS. Notwithstanding the foregoing provisions, at least one of the following two (2) tests must be satisfied for each Plan Year:

           TEST 1: The average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average deferral percentage of all other eligible employees for the current Plan Year multiplied by one and twenty-five hundredths (1.25).

           TEST 2: The excess of the average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year over the average deferral percentage of all other eligible employees for the current Plan Year is not more than two (2) percentage points, and the average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average deferral percentage of all other eligible employees for the current Plan Year multiplied by two (2).

The Committee may, however, elect in accordance with further guidance issued by the Secretary of the Treasury to substitute the average deferral percentage of all other eligible employees for the preceding Plan Year for the average deferral percentage of all other eligible employees for the current Plan Year in Tests 1 and 2 above. Any election made by the Committee to use the average deferral percentage of all other eligible employees for the preceding Plan Year in Tests 1 and 2 above, may only be changed in the manner prescribed by the Secretary of the Treasury.

PREVENTATIVE ACTION PRIOR TO PLAN YEAR END. If the Committee determines that neither of the tests described in Section 2.6.3 will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the Committee may from time to time establish (and modify) a maximum amount of contributions that can be made pursuant to a Salary Reduction Agreement by eligible Highly Compensated Employees that is less than the amount that would otherwise be permitted. No contributions shall be permitted to be made in excess of that maximum after the date such maximum is effective. The Committee shall prescribe rules concerning such modifications, including the frequency of applying the tests described in
Section 2.6.3 and the commencement and termination dates for any modifications.

                      CONTRIBUTIONS AND ALLOCATION THEREOF

                             EMPLOYER CONTRIBUTIONS.

SOURCE OF EMPLOYER CONTRIBUTIONS. All Employer contributions to the Plan may be made without regard to profits. Such contributions (and any forfeitures related thereto) shall be allocated only to the Accounts of Participants who are employed by that particular Employer.

LIMITATION. The contribution of an Employer to the Plan for any year, when considered in light of its contribution for that year to all other tax-qualified plans it maintains, shall, in no event, exceed the maximum amount deductible by it for federal income tax purposes as a contribution to a tax-qualified profit sharing plan under section 404 of the Code. Each such contribution to the Plan is conditioned upon its deductibility for such purpose.

FORM OF PAYMENT. The appropriate contribution of an Employer to the Plan, determined as herein provided, shall be paid to the Trustee in cash.

                        SALARY REDUCTION CONTRIBUTIONS.

AMOUNT. Within the time required by regulations of the United States Department of Labor, the Employer shall contribute to the Trustee for deposit in the Fund the reduction in Recognized Compensation which was agreed to by each Participant pursuant to a Salary Reduction Agreement.

ALLOCATION. The portion of this contribution made with respect to each Participant shall be allocated to that Participant's Elective Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

                          NONDEDUCTIBLE CONTRIBUTIONS.

CONTINGENT PROVISION. The provisions of this Section 3.3 shall be subject to such conditions and limitations as the Committee may prescribe from time to time for administrative convenience and to preserve the tax-qualified status of the Plan.

METHOD OF CONTRIBUTION. Each Participant may make nondeductible voluntary contributions to the Plan for any Plan Year. A Participant electing to make nondeductible voluntary contributions may do so at such times and subject to such limitations as the Committee may prescribe under rules. All such contributions for a given Plan Year must be made not later than the thirtieth (30th) day after the end of that Plan Year.

PAYMENT TO TRUSTEE. The nondeductible voluntary contributions made by a Participant to the Plan shall be collected by the Employer by such means as the Committee shall specify. The Employer shall remit such nondeductible voluntary contributions to the Trustee to be allocated to the Participant's Nondeductible Voluntary Account and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

DISCRETIONARY CURATIVE CONTRIBUTIONS. The Principal Sponsor may (but shall not be required to) make discretionary curative contributions from year to year during the continuance of the Plan in such amounts as the Principal Sponsor shall from time to time determine. Such curative contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Principal Sponsor for the taxable year in which the Plan Year ends.

           The discretionary curative contribution, if any, for a Plan Year shall be allocated in the following manner. If neither of the section 401(k) tests set forth in Section 2 has been satisfied and a distribution of "excess contributions" has not been made pursuant to Section 7, then all or a portion of the discretionary curative contribution for that Plan Year shall be allocated only to those Participants who were not "eligible Highly Compensated Employees" (as defined in Section 2) for that Plan Year and for whom some contribution was made pursuant to Section 3.2 for such Plan Year. This allocation shall be made first to the Participant with the least amount of Recognized Compensation and then, in ascending order of Recognized Compensation, to other Participants. The amount of the discretionary curative contribution to be so allocated shall be that amount required to cause the Plan (taking into account only those employees required under section 414 of the Code) to satisfy either of the section 401(k) tests set forth in Section 2 for the Plan Year; provided, however, that in no case shall amounts be so allocated to cause a Participant's deferral percentage (as defined in Section 2) to exceed twenty percent (20%). Such section 401(k) curative allocations shall be treated as salary reduction contributions subject to section 1.401(k)-1(b)(5) of the Income Tax Regulations, which is incorporated herein. The discretionary curative contribution which is so allocated to a Participant shall be allocated to that Participant's Elective Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

                          DISCRETIONARY CONTRIBUTIONS.

AMOUNT. Each Employer may (but shall not be required to) make discretionary contributions from year to year during the continuance of the Plan in such amounts as each Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

INTEGRATED CONTRIBUTION FORMULA. Each Employer's discretionary contribution for a Plan Year shall be allocated among the Employer Contributions Accounts of eligible Participants under Section 3.6 of that Employer in the following manner:

A DOLLAR AMOUNT EQUAL TO 5.7% OF THE SUM OF EACH PARTICIPANT'S RECOGNIZED COMPENSATION PLUS "EXCESS RECOGNIZED COMPENSATION" (AS DEFINED IN (c) BELOW) SHALL BE ALLOCATED TO EACH PARTICIPANT'S EMPLOYER CONTRIBUTIONS ACCOUNT. IF THE EMPLOYER DOES NOT CONTRIBUTE SUCH AMOUNT FOR ALL PARTICIPANTS, EACH PARTICIPANT WILL BE ALLOCATED A SHARE OF THE EMPLOYER CONTRIBUTION IN THE SAME PROPORTION THAT THE PARTICIPANT'S TOTAL RECOGNIZED COMPENSATION PLUS EXCESS RECOGNIZED COMPENSATION FOR THE PLAN YEAR BEARS TO THE TOTAL RECOGNIZED COMPENSATION PLUS EXCESS RECOGNIZED COMPENSATION OF ALL PARTICIPANTS FOR THE PLAN YEAR.

THE BALANCE OF THE EMPLOYER'S DISCRETIONARY CONTRIBUTION OVER THE AMOUNT ALLOCATED ABOVE, IF ANY, SHALL BE ALLOCATED TO EACH PARTICIPANT'S EMPLOYER CONTRIBUTIONS ACCOUNT IN THE SAME PROPORTION THAT EACH PARTICIPANT'S TOTAL RECOGNIZED COMPENSATION FOR THE PLAN YEAR BEARS TO THE TOTAL RECOGNIZED COMPENSATION FOR ALL PARTICIPANTS FOR THE PLAN YEAR.

FOR PURPOSES OF THIS SECTION 3.5, "EXCESS RECOGNIZED COMPENSATION" MEANS THE AMOUNT BY WHICH AN ELIGIBLE PARTICIPANT'S RECOGNIZED COMPENSATION EXCEEDS TWENTY PERCENT (20%) OF THE AMOUNT IN EFFECT AT THE BEGINNING OF THE PLAN YEAR WHICH IS CONSIDERED TO BE WAGES FOR THE PURPOSE OF COLLECTING PAYROLL TAXES AND COMPUTING BENEFITS FOR FEDERAL SOCIAL SECURITY (WHICH AMOUNT IS SOMETIMES CALLED THE TAXABLE WAGE BASE).

CREDITING TO ACCOUNTS. The Employer discretionary contributions made for a Participant shall be allocated to such Participant's Employer Contributions Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

ELIGIBLE PARTICIPANTS. For purposes of Section 3.5, a Participant shall be an eligible Participant for a Plan Year only if such Participant has satisfied the requirements of Section 2.1 and, in addition, satisfies the requirements in either (a) or (b) below:

THE PARTICIPANT IS ON THE LAST DAY OF SUCH PLAN YEAR, AN EMPLOYEE OF THE EMPLOYER (INCLUDING FOR THIS PURPOSE ANY PARTICIPANT WHO THEN IS ON TEMPORARY LAYOFF OR AUTHORIZED LEAVE OF ABSENCE OR WHO, DURING SUCH PLAN YEAR, WAS INDUCTED INTO THE ARMED FORCES OF THE UNITED STATES FROM EMPLOYMENT WITH THE EMPLOYER); OR

THE PARTICIPANT TERMINATES EMPLOYMENT WITH THE EMPLOYER WITHIN THE PLAN YEAR BY REASON OF DEATH, RETIREMENT AT OR AFTER THE PARTICIPANT'S NORMAL RETIREMENT AGE OR DISABILITY.

No other Participant shall be an eligible Participant.

                                  ADJUSTMENTS.

MAKE-UP CONTRIBUTIONS FOR OMITTED PARTICIPANTS. If, after the Employer's contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an employee who should have been considered a Participant) who should have been entitled to share in such contribution received no allocation or received an allocation which was less than the Participant should have received, the Committee may, at its election, and in lieu of reallocating such contribution, direct the Employer to make a special make-up contribution for the Account of such Participant in an amount adequate to provide the same addition to the Participant's Account for such Plan Year as the Participant should have received.

MISTAKEN CONTRIBUTIONS. If, after the Employer's contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an individual who was not a Participant) received an allocation which was more than the Participant should have received, the Committee may direct that the mistaken contribution, adjusted for its pro rata share of any net loss or net gain in the value of the Fund which accrued while such mistaken contribution was held therein, shall be withdrawn from the Account of such individual and retained in the Fund and used to reduce the amount of the next succeeding contribution of the Employer to the Fund due after the determination that such mistaken contribution had occurred.

DEDUCTIBLE VOLUNTARY CONTRIBUTIONS. The Plan shall not accept deductible voluntary contributions. All deductible voluntary contributions made pursuant to the Prior Plan Statement shall be held in the Deductible Voluntary Account and shall continue to share in any trust earnings or losses, and be distributed in accordance with the provisions of Section 7.

                            ROLLOVER CONTRIBUTIONS.

CONTINGENT PROVISION. The provisions of this Section shall be subject to such conditions and limitations as the Committee may prescribe from time to time for administrative convenience and to preserve the tax-qualified status of the Plan.

ELIGIBLE CONTRIBUTIONS. Each employee may contribute to the Plan, within such time and in such form and manner as may be prescribed by the Committee in accordance with those provisions of federal law relating to rollover contributions, cash (or the cash proceeds from distributed property) received by the Participant in an eligible rollover distribution from a qualified plan or from an individual retirement account or annuity established solely to hold such eligible rollover distribution. Also, the Committee may establish rules and conditions regarding the acceptance of direct rollovers under section 401(a)(31) of the Code from trustees or custodians of other qualified pension, profit sharing or stock bonus plans.

SPECIFIC REVIEW. The Committee shall have the right to reject, or to direct the Trustee to return, any such rollover contribution if, in the opinion of the Committee, the acceptance thereof might jeopardize the tax-qualified status of the Plan or unduly complicate its administration, but the acceptance of any such rollover contribution shall not be regarded as an opinion or guarantee on the part of the Employer, the Committee, the Trustee or the Plan as to the tax consequences which may result to the contributing Participant thereby.

ALLOCATION. The rollover contribution made by a Participant to the Plan shall be allocated to the Participant's Rollover Account and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

                           SECTION 401(m) COMPLIANCE.

SPECIAL DEFINITIONS. For purposes of this Section 3.10, the following special definitions shall apply:

AN ELIGIBLE EMPLOYEE MEANS AN INDIVIDUAL WHO IS ELIGIBLE TO MAKE NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS TO THE PLAN FOR ANY PORTION OF THE PLAN YEAR (WHETHER OR NOT THE INDIVIDUAL DOES SO).

AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE MEANS AN ELIGIBLE EMPLOYEE WHO IS A HIGHLY COMPENSATED EMPLOYEE.

CONTRIBUTION PERCENTAGE MEANS THE RATIO (CALCULATED SEPARATELY FOR EACH ELIGIBLE EMPLOYEE) OF:

THE TOTAL AMOUNT, FOR THE PLAN YEAR, OF NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS CREDITED TO THE ELIGIBLE EMPLOYEE'S NONDEDUCTIBLE VOLUNTARY ACCOUNT, TO

THE ELIGIBLE EMPLOYEE'S RECOGNIZED COMPENSATION FOR THE PORTION OF SUCH PLAN YEAR THAT THE EMPLOYEE IS AN ELIGIBLE EMPLOYEE.

                           For this purpose, nondeductible voluntary contributions are considered to have been made in the Plan Year in which contributed to the Fund.

AVERAGE CONTRIBUTION PERCENTAGE MEANS, FOR A SPECIFIED GROUP OF ELIGIBLE EMPLOYEES FOR THE PLAN YEAR, THE AVERAGE OF THE CONTRIBUTION PERCENTAGES FOR ALL ELIGIBLE EMPLOYEES IN SUCH GROUP.

SPECIAL RULES. For purposes of this Section 3.10, the following special rules apply:

ROUNDING. THE CONTRIBUTION PERCENTAGE OF EACH ELIGIBLE EMPLOYEE AND THE AVERAGE CONTRIBUTION PERCENTAGE FOR EACH GROUP OF ELIGIBLE EMPLOYEES SHALL BE CALCULATED TO THE NEAREST ONE-HUNDREDTH OF ONE PERCENT.

HIGHLY COMPENSATED EMPLOYEES. IN THE CASE OF AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE WHO PARTICIPATES IN ANY OTHER PLAN OF THE EMPLOYER AND AFFILIATES (OTHER THAN AN EMPLOYEE STOCK OWNERSHIP PLAN DESCRIBED IN SECTIONS 409(a) AND 4975(e)(7) OF THE CODE) TO WHICH NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS ARE MADE ON BEHALF OF THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE, ALL SUCH NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS SHALL BE AGGREGATED FOR PURPOSES OF DETERMINING THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE'S

CONTRIBUTION PERCENTAGE; PROVIDED, HOWEVER, THAT SUCH EMPLOYER CONTRIBUTIONS MADE UNDER AN EMPLOYEE STOCK OWNERSHIP PLAN SHALL NOT BE AGGREGATED.

PERMISSIVE AGGREGATION. IF THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 401(m), 401(a)(4) OR 410(b) UNDER THE CODE ONLY IF AGGREGATED WITH ONE OR MORE PLANS, OR IF ONE OR MORE PLANS SATISFY THE REQUIREMENTS OF SUCH SECTIONS OF THE CODE ONLY IF AGGREGATED WITH THIS PLAN, THEN THIS SECTION 3.10 SHALL BE APPLIED BY DETERMINING THE AVERAGE CONTRIBUTION PERCENTAGE OF ELIGIBLE EMPLOYEES AS IF ALL SUCH PLANS WERE A SINGLE PLAN. PLANS SATISFY SECTION 401(m) OF THE CODE ONLY IF THEY HAVE THE SAME PLAN YEAR.

THE 401(m) TESTS. Notwithstanding the foregoing provisions, at least one of the following two tests must be satisfied for each Plan Year:

           TEST 1: The average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the current Plan Year multiplied by one and twenty-five hundredths (1.25).

           TEST 2: The excess of the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year over the average contribution percentage of all other eligible employees for the current Plan Year is not more than two (2) percentage points, and the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the current Plan Year multiplied by two (2).

The Committee may, however, elect in accordance with further guidance issued by the Secretary of the Treasury to substitute the average contribution percentage of all other eligible employees for the preceding Plan Year for the average contribution percentage of all other eligible employees for the current Plan Year in Tests 1 and 2 above. Any election made by the Committee to use the average contribution percentage of all other eligible employees for the preceding Plan Year in Tests 1 and 2 above may only be changed in the manner prescribed by the Secretary of the Treasury.

           To the extent prescribed under regulations issued by the Secretary of the Treasury, for a Plan Year in which Test 1 is not satisfied for the section 401(k) test in Section 2, nor is Test 1 satisfied for the 401(m) test in this
Section 3, the sum of the actual deferral percentage and the average contribution percentage of the eligible Highly Compensated Employees must not exceed the "aggregate limit" defined below.

           "Aggregate limit" shall mean the greater of (a) or (b):

THE SUM OF:

125 PERCENT OF THE GREATER OF THE AVERAGE DEFERRAL PERCENTAGE OR THE AVERAGE CONTRIBUTION PERCENTAGE OF ELIGIBLE NON-HIGHLY COMPENSATED EMPLOYEES FOR THE CURRENT PLAN YEAR, PLUS

TWO PERCENTAGE POINTS PLUS THE LESSER OF THE AVERAGE DEFERRAL PERCENTAGE OR THE AVERAGE CONTRIBUTION PERCENTAGE OF ELIGIBLE NON-HIGHLY COMPENSATED EMPLOYEES FOR THE CURRENT PLAN YEAR (IN NO EVENT, HOWEVER, SHALL THIS AMOUNT EXCEED TWO TIMES THE LESSER OF SUCH AVERAGE DEFERRAL PERCENTAGE OR SUCH AVERAGE CONTRIBUTION PERCENTAGE), OR

THE SUM OF:

125 PERCENT OF THE LESSER OF THE AVERAGE DEFERRAL PERCENTAGE OR THE AVERAGE CONTRIBUTION PERCENTAGE OF ELIGIBLE NON-HIGHLY COMPENSATED EMPLOYEES FOR THE CURRENT PLAN YEAR, PLUS

TWO PERCENTAGE POINTS PLUS THE GREATER OF THE AVERAGE DEFERRAL PERCENTAGE OR THE AVERAGE CONTRIBUTION PERCENTAGE OF ELIGIBLE NON-HIGHLY COMPENSATED EMPLOYEES FOR THE CURRENT PLAN YEAR (IN NO EVENT, HOWEVER, SHALL THIS AMOUNT EXCEED TWO TIMES THE GREATER OF SUCH AVERAGE DEFERRAL PERCENTAGE OR SUCH AVERAGE CONTRIBUTION PERCENTAGE).

PREVENTATIVE ACTION PRIOR TO PLAN YEAR END. If the Committee determines that neither of the tests described in Section 3.10.3 will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the Committee may from time to time establish (and modify) maximums for nondeductible voluntary contributions of eligible Highly Compensated Employees that are less than the contributions which would otherwise be permitted or provided. No nondeductible voluntary contributions shall be permitted to be made in excess of such maximums after the date such maximums are effective. The Committee shall prescribe rules concerning such modifications, including the frequency of applying the tests designed in Section 3.10.3 and the commencement and termination dates for any modifications.

     LIMITATION ON ANNUAL ADDITIONS. In no event shall amounts be allocated to the Account of any Participant if, or to the extent, such amounts would exceed the limitations set forth in Appendix A to this Plan Statement.

     Effect of Disallowance of Deduction or Mistake of Fact. All Employer contributions to the Plan are conditioned on their qualification for deduction for federal income tax purposes under section 404 of the Code. If any such deduction should be disallowed, in whole or in part, for any Employer contribution to the Plan for any year, or if any Employer contribution to the Plan is made by reason of a mistake of fact, then there shall be calculated the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake in determining the deduction or a mistake of fact. The Principal Sponsor shall direct the Trustee to return such excess, adjusted for its pro rata share of any net loss (but not any net gain) in the value of the Fund which accrued while such excess was held therein, to the Employer within one (1) year of the disallowance of the deduction or the mistaken payment of the contribution, as the case may be. If the return of such amount would cause the balance of any Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken amount not been contributed, however, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

USERRA Contributions. Effective for each person who is or becomes a Participant, has a period or periods of qualifying service in the uniformed services, is reemployed by the Employer on or after December 12, 1994, and is reemployed within the time prescribed by law (and notwithstanding anything apparently to the contrary in other provisions of this Plan Statement):

         (a) the Participant shall be treated as not having incurred a break in service with the Employer by reason of such Participant's period or periods of service in the uniformed services, and

         (b) each period served by the Participant in the uniformed services shall, upon reemployment, be deemed to constitute service with the Employer for the purpose of determining Eligibility Service and Vesting Service under this Plan to the same extent such period would have been but for the Participant's service in the uniformed services, and

         (c) the Participant shall be granted a special make-up period in which the Participant shall be entitled to make salary reduction contributions which could have been made by the Participant but for the Participant's service in the uniformed services (and the make-up period shall commence on the date of reemployment and continue for a period whose duration is three times the period of the Participant's absence in the uniformed services, not to exceed five years), and

         (d) the Participant shall be entitled to receive a special Employer contribution equal to that contribution which the Participant would have received but for the Participant's service in the uniformed services (provided that any such contribution that is contingent on the Participant's making any salary reduction contribution shall be made only to the extent that such salary reduction contribution is made as provided above).

The foregoing shall be construed in a manner that is consistent with the Uniformed Services Employment and Reemployment Rights Act and other federal laws governing employment rights following military service and shall be subject to the restrictions and limitations which can be imposed in those laws (it being the intent hereof to comply with those laws but not to grant benefits or entitlements greater than required by such laws).

                      INVESTMENT AND ADJUSTMENT OF ACCOUNTS

ESTABLISHMENT OF SUBFUNDS.

ESTABLISHING COMMINGLED SUBFUNDS. At the direction of the Committee, the Trustee shall divide the Fund into two (2) or more Subfunds, which shall serve as vehicles for the investment of Participants' Accounts. The Committee shall determine the general investment characteristics and objectives of each Subfund and, with respect to each Subfund, shall either (i) designate that the Trustee or an Investment Manager or the Committee has investment discretion over such Subfund, or (ii) designate one or more selected pooled investment vehicles (such as collective funds, group trusts, mutual funds and separate accounts under insurance contracts) to constitute such Subfund. The Trustee, Investment Manager or the Committee, as the case may be, shall have complete investment discretion over each Subfund to which it has been assigned investment discretion, subject only to the general investment characteristics and objectives established for the particular Subfund.

OPERATIONAL RULES. In accordance with rules, the Committee shall determine the circumstances under which a particular Subfund may be elected, or shall be automatically utilized, the minimum or maximum amount or percentage of an Account which may be invested in a particular Subfund, the procedures for making or changing investment elections, the extent (if any) to which Beneficiaries of deceased Participants may make investment elections and the effect of a Participant's or Beneficiary's failure to make an effective election with respect to all or any portion of an Account. If the Committee directs the Trustee to create a Subfund to be invested in Employer stock, then, unless otherwise agreed to in writing by the Committee and the Trustee, the following rules shall apply:

         (a) The Employer will make cash contributions to the Plan and the Trustee, on behalf of the Plan, will purchase shares on the open market or from another available source based upon the direction of the Committee or Participant or Beneficiary elections.

         (b) The Subfund will be initially invested approximately eighty percent (80%) in Employer stock and twenty percent (20%) in a money market fund (or such other fund as directed by the Committee and consented to by the Trustee). The Committee may subsequently adjust such percentages as necessary or desirable by directing the Trustee in writing. The Trustee is hereby directed to account for the Subfund by the use of unit accounting. Dividends paid on shares of Employer stock held in the

                  Subfund will be retained in the Subfund and invested in Employer stock. Dividends will not be passed through to Participants or Beneficiaries.

         (c) The Subfund will be available for in-service distributions and Participant loans.

         (d) Shares that are not voted or tendered by Participants and Beneficiaries as provided in Section 4.1.4(d) will be voted or tendered, as applicable, by the Trustee in the same proportion as shares that are voted or tendered by Participants and Beneficiaries, and the Committee shall disclose this methodology to Participants and Beneficiaries.

REVISING SUBFUNDS. The Committee shall have the power, from time to time, to dissolve Subfunds, to direct that additional Subfunds be established and, under rules, to withdraw or limit participation in a particular Subfund. In connection with the power to commingle reserved to the Trustee under Section 10.6, the Committee shall also have the power to direct the Trustee to consolidate any separate Subfunds hereunder with any other separate Subfunds having the same investment objectives which are established under any other retirement plan trust fund of the Employer or any business entity affiliated in ownership or management with the Employer of which the Trustee is trustee and which are managed by the Trustee or the same Investment Manager.

ERISA SECTION 404(c) COMPLIANCE. If the Committee and the Trustee agree, the Committee may establish investment Subfunds and operational rules which are intended to satisfy section 404(c) of ERISA and the regulations thereunder. Such investment Subfunds shall permit Participants and Beneficiaries the opportunity to choose from at least three investment alternatives, each of which is diversified, each of which present materially different risk and return characteristics, and which, in the aggregate, enable Participants and Beneficiaries to achieve a portfolio with appropriate risk and return characteristics consistent with minimizing risk through diversification. Such operational rules shall provide the following, and shall otherwise comply with section 404(c) of ERISA and the regulations and rules promulgated thereunder from time to time:

PARTICIPANTS AND BENEFICIARIES MAY GIVE INVESTMENT INSTRUCTIONS TO THE TRUSTEE AT LEAST ONCE EVERY THREE MONTHS;

THE TRUSTEE MUST FOLLOW THE INVESTMENT INSTRUCTIONS OF PARTICIPANTS AND BENEFICIARIES THAT COMPLY WITH THE PLAN'S OPERATIONAL RULES, PROVIDED THAT THE TRUSTEE MAY IN ANY EVENT DECLINE TO FOLLOW ANY INVESTMENT INSTRUCTIONS THAT:

WOULD RESULT IN A PROHIBITED TRANSACTION DESCRIBED IN SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE;

WOULD RESULT IN THE ACQUISITION OF AN ASSET THAT MIGHT GENERATE INCOME WHICH IS TAXABLE TO THE PLAN;

WOULD NOT BE IN ACCORDANCE WITH THE DOCUMENTS AND INSTRUMENTS GOVERNING THE PLAN INSOFAR AS THEY ARE CONSISTENT WITH TITLE I OF ERISA;

WOULD CAUSE A FIDUCIARY TO MAINTAIN INDICIA OF OWNERSHIP OF ANY ASSETS OF THE PLAN OUTSIDE OF THE JURISDICTION OF THE DISTRICT COURTS OF THE UNITED STATES OTHER THAN AS PERMITTED BY SECTION 404(b) OF ERISA AND DEPARTMENT OF LABOR REGULATION SECTION 2050.404B-1;

WOULD JEOPARDIZE THE PLAN'S TAX STATUS UNDER THE CODE;

COULD RESULT IN A LOSS IN EXCESS OF A PARTICIPANT'S OR BENEFICIARY'S ACCOUNT BALANCE;

                           (vii) would result in the acquisition or sale of any Employer security unless such Employer security acquisition satisfies the conditions of section 408(e) of ERISA and Department of Labor regulation section 2550.404c-1;

PARTICIPANTS AND BENEFICIARIES SHALL BE PERIODICALLY INFORMED OF ACTUAL EXPENSES TO THEIR ACCOUNTS WHICH ARE IMPOSED BY THE PLAN AND WHICH ARE RELATED TO THEIR PLAN INVESTMENT DECISIONS;

WITH RESPECT TO ANY SUBFUND CONSISTING OF EMPLOYER SECURITIES AND INTENDED TO SATISFY THE REQUIREMENTS OF SECTION 404(c) OF ERISA, (i) PARTICIPANTS AND BENEFICIARIES SHALL BE ENTITLED TO ALL VOTING, TENDER AND OTHER RIGHTS APPURTENANT TO THE OWNERSHIP OF SUCH SECURITIES, (ii) PROCEDURES SHALL BE ESTABLISHED TO ENSURE THE CONFIDENTIAL EXERCISE OF SUCH RIGHTS, EXCEPT TO THE EXTENT NECESSARY TO COMPLY WITH FEDERAL AND STATE LAWS NOT PREEMPTED BY ERISA, AND (iii) THE TRUSTEE SHALL ENSURE THE SUFFICIENCY OF AND COMPLIANCE WITH SUCH CONFIDENTIALITY PROCEDURES.

                     VALUATION AND ADJUSTMENT OF ACCOUNTS.

VALUATION OF FUND. The Trustee shall value each subfund from time to time (but not less frequently than each Annual Valuation Date), which valuation shall reflect, as nearly as possible, the then fair market value of the assets comprising such subfund (including income accumulations therein). In making such valuations, the Trustee may rely upon information supplied by any Investment Manager having investment responsibility over the particular Subfund.

ADJUSTMENT OF ACCOUNTS. The Committee shall cause the value of each Account or portion of an Account invested in a particular Subfund (including undistributed Total Accounts) to be increased (or decreased) from time to time for distributions, contributions, investment gains (or losses) and expenses charged to the Account.

RULES. The Committee may establish additional rules for the adjustment of Accounts including, the times when contributions shall be credited under Section 3 for the purposes of allocating gains or losses under this Section 4.

MANAGEMENT AND INVESTMENT OF FUND. The Fund in the hands of the Trustee, together with all additional contributions made thereto and together with all net income thereof, shall be controlled, managed, invested, reinvested and ultimately paid and distributed to Participants and Beneficiaries by the Trustee with all the powers, rights and discretions generally possessed by trustees, and with all the additional powers, rights and discretions conferred upon the Trustee under this Plan Statement. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of a Participant, a Beneficiary, an Investment Manager or the Committee, and subject to the directions of the Committee with respect to the payment of benefits hereunder, the Trustee shall have the exclusive authority to manage and control the assets of the Fund and shall not be subject to the direction of any person in the discharge of its duties, nor shall its authority be subject to delegation or modification except by formal amendment of this Plan Statement.

                                    VESTING

                        EMPLOYER CONTRIBUTIONS ACCOUNT.

PROGRESSIVE VESTING. Except as hereinafter provided, the Employer Contributions Account of each Participant shall become Vested in accordance with the following schedule:

              When the Participant Has                           The Vested Portion of the
               Completed the Following                            Participant's Employer
              Years of Vesting Service:                       Contributions Account Will Be:
              ------------------------                        ------------------------------

              Less than 3 years                                             0%
              3 years  but less than 4 years                                20%
              4 years but less than 5 years                                 40%
              5 years but less than 6 years                                 60%
              6 years but less than 7 years                                 80%
              7 years or more                                               100%

FULL VESTING. Notwithstanding any of the foregoing provisions for progressive vesting of Employer Contributions Accounts of Participants, the entire Employer Contributions Account of each Participant shall be fully Vested upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

THE PARTICIPANT'S DEATH,

THE PARTICIPANT'S ATTAINMENT OF NORMAL RETIREMENT AGE,

THE PARTICIPANT'S DISABILITY,

A PARTIAL TERMINATION OF THE PLAN WHICH IS EFFECTIVE AS TO THE PARTICIPANT, OR

A COMPLETE TERMINATION OF THE PLAN OR A COMPLETE DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS HERETO.

FORFEITURE EVENT. A Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be fully Vested if, on the date of such termination or discontinuance, such Participant has not had a "forfeiture event" as described below:

THE OCCURRENCE AFTER AN EVENT OF MATURITY OF FIVE (5) CONSECUTIVE ONE-YEAR BREAKS IN SERVICE,

THE EVENT OF MATURITY OF A PARTICIPANT WHO HAS NO VESTED INTEREST IN THE PARTICIPANT'S TOTAL ACCOUNT,

THE DISTRIBUTION AFTER AN EVENT OF MATURITY, TO (OR WITH RESPECT TO) A PARTICIPANT OF THE ENTIRE VESTED PORTION OF THE TOTAL ACCOUNT OF THE PARTICIPANT, OR

THE DEATH OF THE PARTICIPANT AT A TIME AND UNDER CIRCUMSTANCES WHICH DO NOT ENTITLE THE PARTICIPANT TO BE FULLY (100%) VESTED IN THE PARTICIPANT'S TOTAL ACCOUNT.

EFFECT OF BREAK ON VESTING. If a Participant who is not fully (100%) Vested incurs five (5) or more consecutive One-Year Breaks in Service, returns to Recognized Employment and is thereafter eligible for any additional allocation of Employer contributions, the Participant's undistributed Employer Contributions Account, if any, attributable to Employer contributions allocated as of a date before such five (5) consecutive One-Year Breaks in Service and the Participant's new Employer Contributions Account attributable to Employer contributions allocated as of a date after such five (5) consecutive One-Year Breaks in Service shall be separately maintained for vesting purposes until the Participant is fully (100%) Vested.

OTHER ACCOUNTS. The Elective Account, Nondeductible Voluntary Account, Rollover Account, Deductible Voluntary Account and Transfer Account of each Participant shall be fully (100%) Vested at all times.

                                    MATURITY

EVENTS OF MATURITY. A Participant's Total Account shall mature and the Vested portion shall become distributable in accordance with Section 7 upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

THE PARTICIPANT'S DEATH;

THE PARTICIPANT'S SEPARATION FROM SERVICE, WHETHER VOLUNTARY OR INVOLUNTARY;

THE ATTAINMENT OF AGE SEVENTY AND ONE-HALF (70-1/2) YEARS BY A PARTICIPANT WHO IS A FIVE PERCENT OWNER (AS DEFINED IN APPENDIX B) AND THE CREDITING OF ANY AMOUNTS TO SUCH A PARTICIPANT'S ACCOUNT AFTER SUCH TIME;

THE PARTICIPANT'S DISABILITY;

THE PARTICIPANT'S ATTAINMENT OF NORMAL RETIREMENT AGE;

THE DISPOSITION BY THE EMPLOYER (WHICH IS A CORPORATION) TO AN UNRELATED CORPORATION OF SUBSTANTIALLY ALL THE ASSETS (WITHIN THE MEANING OF SECTION 409(d)(2) OF THE CODE) USED BY THE EMPLOYER IN A TRADE OR BUSINESS OF THE EMPLOYER, IF SUCH ACQUIRING CORPORATION CONTINUES TO MAINTAIN THIS PLAN AFTER THE DISPOSITION, BUT ONLY WITH RESPECT TO EMPLOYEES WHO CONTINUE EMPLOYMENT WITH THE CORPORATION ACQUIRING SUCH ASSETS AND ONLY IF THE PURCHASE AND SALE AGREEMENT SPECIFICALLY AUTHORIZES DISTRIBUTION OF THIS PLAN'S ASSETS IN CONNECTION WITH SUCH DISPOSITION; OR

THE DISPOSITION BY THE EMPLOYER (WHICH IS A CORPORATION) TO AN UNRELATED CORPORATION OF THE EMPLOYER'S INTEREST IN A SUBSIDIARY (WITHIN THE MEANING OF
SECTION 409(d)(3) OF THE CODE), IF SUCH ACQUIRING CORPORATION CONTINUES TO MAINTAIN THIS PLAN AFTER THE DISPOSITION, BUT ONLY WITH RESPECT TO EMPLOYEES WHO CONTINUE EMPLOYMENT WITH SUCH SUBSIDIARY AND ONLY IF THE PURCHASE AND SALE AGREEMENT SPECIFICALLY AUTHORIZES DISTRIBUTION OF THIS PLAN'S ASSETS IN CONNECTION WITH SUCH DISPOSITION;

provided, however, that a transfer from Recognized Employment to employment with the Employer that is other than Recognized Employment or a transfer from the employment of one Employer participating in the Plan to another such Employer or to any Affiliate shall not constitute an Event of Maturity.

Disposition of Non-Vested Portion of Account. Upon the occurrence of a Participant's Event of Maturity, any portion of the Participant's Employer Contributions Account which is not Vested shall remain in the Participant's Employer Contributions Account until the Participant's "forfeiture date" (as defined in Section 6.4). If such former Participant is not reemployed by the Employer or an Affiliate on or before the Participant's forfeiture date, the entire portion of the Participant's Employer Contributions Account which was not Vested upon the Participant's Event of Maturity shall be forfeited as soon as administratively practicable coincident with or following such forfeiture date.

    USE OF FORFEITURES. Forfeitures shall first be used to restore any forfeitures for rehired Participants of any Employer. Any remaining forfeitures from Employer Contributions Accounts shall then be allocated to the Employer Contribution Accounts of all Participants, regardless of which Employer they were employed by during the Plan Year as additional non-integrated Employer contributions. Any forfeitures remaining at the termination of the Plan shall be allocated as provided above.

    FORFEITURE DATE. For the purpose of the foregoing, a Participant's forfeiture date shall be the date (following the Participant's Event of Maturity) as of which occurred the earliest of:

                             (i) the Participant's fifth (5th) consecutive One-Year Break in Service following the Participant's Event of Maturity,

                           (ii) the distribution of the Participant's entire Vested Total Account,

                           (iii) the Participant's Event of Maturity if the Participant has no Vested interest in the Total Account (that is, the Participant's Vested interest, consisting of zero, will be deemed to be distributed), or

                           (iv) the death of the Participant at a time and under circumstances which do not entitle the Participant to be fully (100%) Vested in the Participant's Total Account.

    RESTORATION OF FORFEITURE IF REHIRED IN FIVE YEARS. If such Participant again becomes an employee of the Employer or an Affiliate before the Participant has five (5) consecutive One-Year Breaks in Service following the Participant's Event of Maturity, then there shall be restored to the Participant's Employer Contributions Account the amount which was forfeited (without adjustment for gains or losses after the date of forfeiture). This restoration shall occur as of the Annual Valuation Date next following the Participant's return and shall be conditioned upon the Participant remaining in employment with the Employer or an Affiliate until that Annual Valuation Date. The rehiring Employer shall make a contribution to the Plan adequate to make such restoration (in addition to any contributions made under Section 3), even if the rehiring Employer is different from the Employer for which the Participant worked at the time of the Participant's most recent separation from service. The amount so restored shall be held in a separate account and shall become Vested in accordance with the rules of Section 5.1.4.

                                  DISTRIBUTION

                         APPLICATION FOR DISTRIBUTION.

APPLICATION REQUIRED. No distribution shall be made from the Plan until an application for distribution has been received from the Participant or the Beneficiary entitled to receive distribution (the "Distributee"). The Committee may prescribe rules regarding the form of such application, the manner of filing such application and the information required to be furnished in connection with such application.

EXCEPTION FOR SMALL AMOUNTS. A Vested Total Account which does not exceed (and has never exceeded) Five Thousand Dollars ($5,000) as of the Distribution Date coincident with or next following the occurrence of an Event of Maturity effective as to a Participant, shall be distributed automatically in a single lump sum as of that date without an application for distribution.

EXCEPTION FOR REQUIRED DISTRIBUTIONS. Any Vested Total Account for which no application has been received on the required beginning date effective as to a Distributee under Section 7.2.2, shall be distributed automatically as of that date without an application for distribution.

NOTICES. The Committee will issue such notices as may be required under sections 402(f), 411(a)(11), 417(a)(3) and other sections of the Code in connection with distributions from the Plan, and no distribution will be made unless it is consistent with such notice requirements. Generally, distributions may not commence as of a Distribution Date that is more than ninety (90) days or less than thirty (30) days after such notices are given to the Participant. Distribution may commence less than thirty (30) days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations or the notice required under section 1.402(f)-2T of the Income Tax Regulations is given, provided however, that:

THE COMMITTEE CLEARLY INFORMS THE DISTRIBUTEE THAT THE DISTRIBUTEE HAS A RIGHT TO A PERIOD OF AT LEAST THIRTY (30) DAYS AFTER RECEIVING SUCH NOTICES TO CONSIDER WHETHER OR NOT TO ELECT DISTRIBUTION AND, IF APPLICABLE, TO ELECT A PARTICULAR DISTRIBUTION OPTION; AND

THE DISTRIBUTEE, AFTER RECEIVING THE NOTICE, AFFIRMATIVELY ELECTS A DISTRIBUTION; AND

THE DISTRIBUTEE MAY REVOKE AN AFFIRMATIVE DISTRIBUTION ELECTION BY NOTIFYING THE COMMITTEE OF SUCH REVOCATION PRIOR TO THE DATE AS OF WHICH SUCH DISTRIBUTION IS TO BE MADE; AND

THE DISTRIBUTION DATE IS AT LEAST SEVEN (7) DAYS AFTER THE DATE THE DISTRIBUTEE RECEIVED THE NOTICE REQUIRED UNDER SECTION 417(a)(3) OF THE CODE.

DIRECT ROLLOVER. A Distributee who is eligible to elect a direct rollover may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover. A Distributee who is eligible to elect a direct rollover includes only a Participant, a Beneficiary who is the surviving spouse of a Participant and a Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Appendix C.

ELIGIBLE ROLLOVER DISTRIBUTION MEANS ANY DISTRIBUTION OF ALL OR ANY PORTION OF A TOTAL ACCOUNT TO A DISTRIBUTEE WHO IS ELIGIBLE TO ELECT A DIRECT ROLLOVER EXCEPT
(i) ANY DISTRIBUTION THAT IS ONE OF A SERIES OF SUBSTANTIALLY EQUAL INSTALLMENTS PAYABLE NOT LESS FREQUENTLY THAN ANNUALLY OVER THE LIFE EXPECTANCY OF SUCH DISTRIBUTEE OR THE JOINT AND LAST SURVIVOR LIFE EXPECTANCY OF SUCH DISTRIBUTEE AND SUCH DISTRIBUTEE'S "DESIGNATED BENEFICIARY" (WITHIN THE MEANING OF SECTION 401(a)(9) OF THE INTERNAL REVENUE CODE), AND (ii) ANY DISTRIBUTION THAT IS ONE OF A SERIES OF SUBSTANTIALLY EQUAL INSTALLMENTS PAYABLE NOT LESS FREQUENTLY THAN ANNUALLY OVER A SPECIFIED PERIOD OF TEN (10) YEARS OR MORE, AND (iii) ANY DISTRIBUTION TO THE EXTENT SUCH DISTRIBUTION IS REQUIRED UNDER SECTION 401(a)(9) OF THE CODE, AND (iv) THE PORTION OF ANY DISTRIBUTION THAT IS NOT INCLUDIBLE IN GROSS INCOME (DETERMINED WITHOUT REGARD TO THE EXCLUSION FOR NET UNREALIZED APPRECIATION WITH RESPECT TO EMPLOYER SECURITIES).

ELIGIBLE RETIREMENT PLAN MEANS (i) AN INDIVIDUAL RETIREMENT ACCOUNT DESCRIBED IN
SECTION 408(a) OF THE CODE, OR (ii) AN INDIVIDUAL RETIREMENT ANNUITY DESCRIBED IN SECTION 408(b) OF THE CODE, OR (iii) AN ANNUITY PLAN DESCRIBED IN SECTION 403(a) OF THE CODE, OR (iv) A QUALIFIED TRUST DESCRIBED IN SECTION 401(a) OF THE CODE THAT ACCEPTS THE ELIGIBLE ROLLOVER DISTRIBUTION. HOWEVER, IN THE CASE OF AN ELIGIBLE ROLLOVER DISTRIBUTION TO A BENEFICIARY WHO IS THE SURVIVING SPOUSE OF A PARTICIPANT, AN ELIGIBLE RETIREMENT PLAN IS ONLY AN INDIVIDUAL RETIREMENT ACCOUNT OR INDIVIDUAL RETIREMENT ANNUITY AS DESCRIBED IN SECTION 408 OF THE CODE.

DIRECT ROLLOVER MEANS THE PAYMENT OF AN ELIGIBLE ROLLOVER DISTRIBUTION BY THE PLAN TO THE ELIGIBLE RETIREMENT PLAN SPECIFIED BY THE DISTRIBUTEE WHO IS ELIGIBLE TO ELECT A DIRECT ROLLOVER.

TIME OF DISTRIBUTION. Subject to the provisions of Section 7.1.2, upon the receipt of a proper application for distribution from the Distributee after the occurrence of an Event of Maturity effective as to a Participant, and after the Participant's Vested Total Account has been determined and the right of the Distributee to receive a distribution has been established, the Committee shall cause the Trustee to make distribution of such Vested Total Account as soon as administratively practicable, provided that distribution shall not be made as of a date that is earlier than or later than the dates specified below.

EARLIEST BEGINNING DATE. Distribution shall not be made as of a Distribution Date which is earlier than the earliest beginning date.

PARTICIPANT. IF THE DISTRIBUTEE IS A PARTICIPANT, THE EARLIEST BEGINNING DATE IS THE DISTRIBUTION DATE COINCIDENT WITH OR NEXT FOLLOWING THE DATE OF THE PARTICIPANT'S EVENT OF MATURITY.

BENEFICIARY. IF THE DISTRIBUTEE IS A BENEFICIARY OF A PARTICIPANT, THE EARLIEST BEGINNING DATE IS THE DISTRIBUTION DATE COINCIDENT WITH OR NEXT FOLLOWING THE DATE OF SUCH PARTICIPANT'S DEATH.

Distribution shall not be made, however, as of a Distribution Date which is earlier than the date any required application for distribution is received and any required notice period has expired.

REQUIRED BEGINNING DATE. Distribution shall be commenced not later than the December 31 immediately preceding the required beginning date applicable to the Distributee and the amount received before such date shall not be less than the amount determined under Section 7.3.2.

PARTICIPANT. IF THE DISTRIBUTEE IS A PARTICIPANT WHO IS NOT A FIVE PERCENT (5%) OWNER (AS DEFINED IN APPENDIX B), THE REQUIRED BEGINNING DATE IS THE APRIL 1 FOLLOWING THE CALENDAR YEAR IN WHICH THE PARTICIPANT ATTAINS AGE SEVENTY AND ONE-HALF (70-1/2) YEARS OR, IF LATER, THE APRIL 1 FOLLOWING THE CALENDAR YEAR IN WHICH THE PARTICIPANT'S EVENT OF MATURITY OCCURS.

FIVE PERCENT OWNER. IF THE DISTRIBUTEE IS A PARTICIPANT WHO IS A FIVE PERCENT (5%) OWNER (AS DEFINED IN APPENDIX B) AT ANY TIME DURING THE PLAN YEAR ENDING WITH OR WITHIN THE CALENDAR YEAR IN WHICH SUCH PARTICIPANT ATTAINS AGE SEVENTY AND ONE-HALF (70-1/2) YEARS, THEN THE REQUIRED BEGINNING DATE IS THE APRIL 1 FOLLOWING THE CALENDAR YEAR IN WHICH THE PARTICIPANT ATTAINS AGE SEVENTY AND ONE-HALF (70-1/2) YEARS.

BENEFICIARY -- PARTICIPANT DIES ON OR AFTER REQUIRED DISTRIBUTION DATE. IF THE DISTRIBUTEE IS THE BENEFICIARY OF A PARTICIPANT WHO DIED ON OR AFTER THE PARTICIPANT'S REQUIRED BEGINNING DATE, THE BENEFICIARY'S REQUIRED BEGINNING DATE IS THE DATE WHICH PROVIDES FOR DISTRIBUTION TO SUCH BENEFICIARY AT A RATE (CONSIDERING BOTH TIME AND AMOUNT) THAT IS CUMULATIVELY AT LEAST AS RAPID AS THE RATE OF DISTRIBUTION SCHEDULED AND COMMENCED PRIOR TO THE DEATH OF THE PARTICIPANT.

BENEFICIARY -- PARTICIPANT DIES BEFORE REQUIRED DISTRIBUTION DATE. IF THE DISTRIBUTEE IS A BENEFICIARY OF A PARTICIPANT WHO DIED BEFORE THE PARTICIPANT'S REQUIRED BEGINNING DATE, THE BENEFICIARY'S REQUIRED BEGINNING DATE IS THE DECEMBER 31 OF THE CALENDAR YEAR IN WHICH OCCURS THE FIFTH (5TH) ANNIVERSARY OF THE PARTICIPANT'S DEATH (AND IN THIS INSTANCE DISTRIBUTION MUST BE COMPLETED BY SUCH DECEMBER 31); PROVIDED, HOWEVER, THAT:

 IF THE BENEFICIARY IS AN INDIVIDUAL WHO IS NOT THE SURVIVING SPOUSE OF THE PARTICIPANT AND IF DISTRIBUTIONS WILL BE MADE TO SUCH INDIVIDUAL BENEFICIARY IN SUBSTANTIALLY EQUAL AMOUNTS PAYABLE MONTHLY, QUARTERLY OR ANNUALLY OVER A PERIOD OF TIME NOT EXTENDING BEYOND THE LIFE EXPECTANCY OF SUCH BENEFICIARY, THE REQUIRED BEGINNING DATE IS DECEMBER 31 OF THE YEAR FOLLOWING THE YEAR OF THE PARTICIPANT'S DEATH, OR

IF THE BENEFICIARY IS THE SURVIVING SPOUSE OF THE PARTICIPANT AND IF DISTRIBUTIONS WILL BE MADE TO SUCH SURVIVING SPOUSE IN SUBSTANTIALLY EQUAL AMOUNTS PAYABLE MONTHLY, QUARTERLY, OR ANNUALLY OVER A PERIOD OF TIME NOT EXTENDING BEYOND THE LIFE EXPECTANCY OF THE SURVIVING SPOUSE, THE REQUIRED BEGINNING DATE IS THE DATE SPECIFIED IN PARAGRAPH (I) ABOVE, OR IF LATER, DECEMBER 31 OF THE CALENDAR YEAR IN WHICH THE PARTICIPANT WOULD HAVE ATTAINED AGE SEVENTY AND ONE-HALF (70-1/2) YEARS.

DISCONTINUANCE OF PAYMENTS. The Committee may permit a Participant who is receiving payments under the Plan, who is actively employed in Recognized Employment, who attained age seventy and one-half (70-1/2) years before January 1, 1997, and who is not a five percent (5%) owner (as defined in Appendix B) to elect to discontinue payments until the occurrence of an Event of Maturity as described in Section 6.1. If payments are discontinued pursuant to this Section 7.2.3, the Participant's required beginning date shall be determined under
Section 7.2.2 and the spousal consent rules under sections 401(a)(11) and 417 of the Code are complied with.

                             FORMS OF DISTRIBUTION.

FORMS AVAILABLE. Subject to the presumptive form of payment provisions of
Section 7.3.4, at the direction of the Committee, the Trustee shall make distribution of the Participant's Vested Total Account to the Distributee in one of the following ways as the Distributee shall designate in writing:

LUMP SUM. IF THE DISTRIBUTEE IS EITHER A PARTICIPANT OR A BENEFICIARY, IN A SINGLE LUMP SUM.

FIXED INSTALLMENTS. IF THE DISTRIBUTEE IS A PARTICIPANT OR IS THE BENEFICIARY OF A PARTICIPANT WHO DIED BEFORE THE PARTICIPANT'S REQUIRED BEGINNING DATE, IN A SERIES OF SUBSTANTIALLY EQUAL INSTALLMENTS PAYABLE MONTHLY, QUARTERLY, SEMIANNUALLY OR ANNUALLY OVER A FIXED PERIOD SELECTED BY THE DISTRIBUTEE BEFORE THE FIRST PAYMENT WHICH DOES NOT EXCEED THE LIFE EXPECTANCY OF THE DISTRIBUTEE OR, IF THE DISTRIBUTEE IS A PARTICIPANT, THE JOINT AND LAST SURVIVOR LIFE EXPECTANCY OF THE PARTICIPANT AND THE PARTICIPANT'S "DESIGNATED BENEFICIARY" (WITHIN THE MEANING OF SECTION 401(a)(9) OF THE INTERNAL REVENUE CODE), DETERMINED AS OF THE DATE OF THE FIRST SUCH INSTALLMENT PAYMENT; PROVIDED, HOWEVER, THAT IF THE DISTRIBUTEE IS A PARTICIPANT AND THE FIXED PERIOD IS DETERMINED BY THE JOINT AND LAST SURVIVOR LIFE EXPECTANCY OF THE PARTICIPANT AND THE PARTICIPANT'S "DESIGNATED BENEFICIARY" (WITHIN THE MEANING OF SECTION 401(a)(9) OF THE INTERNAL REVENUE CODE), THEN THE REMAINING PORTION OF SUCH FIXED PERIOD SHALL BE DETERMINED AGAIN AS OF THE PARTICIPANT'S REQUIRED BEGINNING DATE (SEE SECTION 7.2.2(a)) BASED ON FACTS THEN IN EXISTENCE, AND SHALL BE REDUCED (BUT NOT INCREASED) IF NECESSARY TO COMPLY WITH THE REQUIREMENTS OF SECTION 401(a)(9) OF THE INTERNAL REVENUE CODE. THE ELECTION TO RECALCULATE LIFE EXPECTANCY DESCRIBED IN SECTION 7.3.3 DOES NOT APPLY TO THIS FORM OF DISTRIBUTION.

ANNUITY CONTRACT. BY THE PURCHASE AND DISTRIBUTION OF AN ANNUITY CONTRACT TO THE DISTRIBUTEE. SUCH ANNUITY CONTRACT MAY NOT BE IN ANY FORM THAT WILL PROVIDE FOR PAYMENTS OVER A PERIOD EXTENDING BEYOND THE LIFE EXPECTANCY OF THE DISTRIBUTEE OR, IF THE DISTRIBUTEE IS A PARTICIPANT, THE JOINT AND LAST SURVIVOR LIFE EXPECTANCY OF THE PARTICIPANT AND THE PARTICIPANT'S "DESIGNATED BENEFICIARY" (WITHIN THE MEANING OF SECTION 401(a)(9) OF THE INTERNAL REVENUE CODE). THE COMMITTEE WILL DIRECT THE TRUSTEE AS TO THE INSURANCE COMPANY AND AGENT THROUGH WHICH THE TRUSTEE IS TO PURCHASE THE ANNUITY.

SUBSTANTIALLY EQUAL. Distributions shall be considered to be substantially equal if the distributions are determined in whichever of the following manners is applicable:

TERM CERTAIN INSTALLMENTS. IF DISTRIBUTIONS ARE IN THE FORM OF INSTALLMENTS PAYABLE OVER A TERM CERTAIN PERIOD, THE AMOUNT OF THE DISTRIBUTION REQUIRED TO BE MADE FOR EACH CALENDAR YEAR (THE "DISTRIBUTION YEAR") SHALL BE DETERMINED BY DIVIDING THE AMOUNT OF THE VESTED TOTAL ACCOUNT AS OF THE LAST DISTRIBUTION DATE IN THE CALENDAR YEAR IMMEDIATELY PRECEDING THE DISTRIBUTION YEAR (SUCH PRECEDING CALENDAR YEAR BEING THE "VALUATION YEAR") BY THE NUMBER OF REMAINING INSTALLMENT PAYMENTS TO BE MADE (INCLUDING THE DISTRIBUTION BEING DETERMINED). THE AMOUNT OF THE VESTED TOTAL ACCOUNT AS OF SUCH DISTRIBUTION DATE SHALL BE INCREASED BY THE AMOUNT OF ANY CONTRIBUTIONS AND FORFEITURES ALLOCATED TO THE VESTED TOTAL ACCOUNT DURING THE VALUATION YEAR AND AFTER SUCH DISTRIBUTION DATE (INCLUDING CONTRIBUTIONS AND FORFEITURES, IF ANY, MADE AFTER THE END OF THE VALUATION YEAR WHICH ARE ALLOCATED AS OF DATES IN THE VALUATION YEAR). THE AMOUNT OF THE VESTED TOTAL ACCOUNT SHALL BE DECREASED BY THE AMOUNT OF ANY DISTRIBUTIONS MADE IN THE VALUATION YEAR AND AFTER SUCH DISTRIBUTION DATE.

LIFETIME INSTALLMENTS. IF DISTRIBUTIONS ARE IN THE FORM OF INSTALLMENTS OVER THE LIFE EXPECTANCY OF THE RECIPIENT OR THE JOINT AND LAST SURVIVOR LIFE EXPECTANCY OF THE PARTICIPANT AND THE PARTICIPANT'S "DESIGNATED BENEFICIARY" (WITHIN THE MEANING OF SECTION 401(a)(9) OF THE INTERNAL REVENUE CODE), THE AMOUNT OF THE DISTRIBUTION REQUIRED TO BE MADE FOR EACH CALENDAR YEAR (THE "DISTRIBUTION YEAR") SHALL BE DETERMINED BY DIVIDING THE AMOUNT OF THE VESTED TOTAL ACCOUNT AS OF THE LAST DISTRIBUTION DATE IN THE CALENDAR YEAR IMMEDIATELY PRECEDING THE DISTRIBUTION YEAR (SUCH PRECEDING CALENDAR YEAR BEING THE "VALUATION YEAR") BY THE REMAINING LIFE EXPECTANCY AS OF THE DISTRIBUTION YEAR. THE AMOUNT OF THE VESTED TOTAL ACCOUNT AS OF THE LAST DISTRIBUTION DATE IN THE VALUATION YEAR SHALL BE INCREASED BY THE AMOUNT OF ANY CONTRIBUTIONS AND FORFEITURES ALLOCATED TO THE VESTED TOTAL ACCOUNT DURING THE VALUATION YEAR AND AFTER SUCH DISTRIBUTION DATE (INCLUDING CONTRIBUTIONS AND FORFEITURES, IF ANY, MADE AFTER THE END OF THE VALUATION YEAR WHICH ARE ALLOCATED AS OF DATES IN THE VALUATION
YEAR). THE AMOUNT OF THE VESTED TOTAL ACCOUNT SHALL BE DECREASED BY DISTRIBUTIONS MADE IN THE VALUATION YEAR AND AFTER SUCH DISTRIBUTION DATE.

LIFE EXPECTANCY. Life expectancy shall be determined from the tables published under section 72 of the Code (except as provided in (b) below). Life expectancy shall be based upon attained age on the individual's birthday in the calendar year for which life expectancy is being determined and, in the absence of an election as provided below, shall be reduced by one (1) year in each succeeding calendar year.

ELECTION TO RECALCULATE LIFE EXPECTANCY. A PARTICIPANT MAY ELECT TO REDETERMINE HIS OR HER LIFE EXPECTANCY FOR EACH SUCCEEDING CALENDAR YEAR THAT A DISTRIBUTION IS REQUIRED TO BE MADE. IN THE CASE OF A PARTICIPANT WHO HAS DESIGNATED HIS OR HER SPOUSE AS BENEFICIARY, THE PARTICIPANT MAY ELECT TO HAVE LIFE EXPECTANCY FOR THE PARTICIPANT AND THE PARTICIPANT'S SPOUSE, REDETERMINED FOR EACH SUCCEEDING CALENDAR YEAR THAT A DISTRIBUTION IS REQUIRED TO BE MADE. THE ELECTION MUST BE MADE NO LATER THAN THE TIME OF THE FIRST REQUIRED DISTRIBUTION. THE ELECTION IS IRREVOCABLE AND MUST APPLY TO ALL SUBSEQUENT YEARS.

MINIMUM DISTRIBUTION INCIDENTAL BENEFIT REQUIREMENT. IN THE CASE OF A PARTICIPANT WHO HAS NOT DESIGNATED HIS OR HER SPOUSE AS BENEFICIARY, THE LIFE EXPECTANCY FACTOR USED TO COMPUTE THE AMOUNT OF THE SUBSTANTIALLY EQUAL PAYMENT DURING THE PARTICIPANT'S LIFETIME SHALL NOT BE GREATER THAN THE FACTOR DETERMINED UNDER REGULATION 1.401(a)(9)-2 OF THE CODE (THE MINIMUM DISTRIBUTION INCIDENTAL BENEFIT REQUIREMENT).

LIFE ANNUITIES FOR PARTICIPANT AND SURVIVING SPOUSE. IF THE DISTRIBUTEE IS EITHER A PARTICIPANT OR A PARTICIPANT'S SURVIVING SPOUSE, BY PURCHASING AND DISTRIBUTING A SINGLE PREMIUM, IMMEDIATE (NOT DEFERRED), FIXED (NOT VARIABLE) ANNUITY CONTRACT WHICH SHALL BE NONTRANSFERABLE TO ANYONE BUT THE ISSUER, AND WHICH SHALL PROVIDE FOR BENEFITS WHICH ARE HEREINAFTER DEFINED AS A QJ&SA CONTRACT IN THE CASE OF A MARRIED PARTICIPANT, OR A LIFE ANNUITY CONTRACT IN THE CASE OF AN UNMARRIED PARTICIPANT OR THE SURVIVING SPOUSE OF A PARTICIPANT.

PRESUMPTIVE FORM. The selection of a form of distribution shall be subject, however, to the following rules:

REQUIRED LUMP SUM. AS PROVIDED IN SECTION 7.1.2, IF THE VALUE OF THE PARTICIPANT'S VESTED TOTAL ACCOUNT HAS NEVER EXCEEDED FIVE THOUSAND DOLLARS ($5,000), THE DISTRIBUTION SHALL BE MADE IN A SINGLE LUMP SUM.

MARRIED PARTICIPANT.  IN THE CASE OF ANY DISTRIBUTION WHICH IS TO BE MADE:

  WHEN PARAGRAPH (a) ABOVE IS NOT APPLICABLE, AND

 TO A PARTICIPANT WHO IS MARRIED ON THE DATE WHEN SUCH DISTRIBUTION IS TO BE MADE, AND

TO A PARTICIPANT WHO HAS NOT REJECTED DISTRIBUTION IN THE FORM OF A QJ&SA CONTRACT,

                  distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a QJ&SA contract. A Participant may reject distribution in the form of a QJ&SA contract by filing an affirmative written rejection of distribution in that form and an election of any form of distribution permitted by the Plan not more than ninety (90) days before the Distribution Date as of which the distribution is made. Such a rejection may be made or revoked at any time and any number of times until the Distribution Date as of which the distribution to the Participant is made. A rejection shall not be effective unless the Participant's spouse consents. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution, must be witnessed by a notary public, must be given during the ninety (90) day period before the Distribution Date as of which the distribution is made and must relate to that specific distribution. The consent of the spouse must be to any form of distribution permitted by the Plan. The Participant may elect to change the form of distribution to the QJ&SA contract without any requirement of further spousal consent. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse. Distributions may not commence more than ninety (90) days after nor, subject to Section 7.1.4, less than thirty (30) days after the date the Participant is furnished a written explanation of the terms and conditions of the QJ&SA contract, the Participant's right to reject, and the effect of rejecting, distribution in the form of the QJ&SA contract, the requirement for the consent of the Participant's spouse, the right to revoke a prior rejection of distribution in the form of a QJ&SA contract, and the right to make any number of further revocations or rejections until the Distribution Date as of which distribution is made.

UNMARRIED PARTICIPANT.  IN THE CASE OF ANY DISTRIBUTION WHICH IS TO BE MADE:

  WHEN PARAGRAPH (a) ABOVE IS NOT APPLICABLE, AND

TO A PARTICIPANT WHO IS NOT MARRIED ON THE DATE WHEN SUCH DISTRIBUTION IS TO BE MADE, AND

TO A PARTICIPANT WHO HAS NOT REJECTED DISTRIBUTION IN THE FORM OF A LIFE ANNUITY CONTRACT,

                  distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a Life Annuity contract. A Participant may reject distribution in the form of a Life Annuity contract by filing an affirmative written rejection of distribution in that form and an election of any form of distribution permitted by the Plan not more than ninety (90) days before the Distribution Date as of which the distribution is made. Such a rejection may be made or revoked at any time and any number of times until the Distribution Date as of which the distribution to the Participant is made. Distributions may not commence more than ninety (90) days after nor, subject to Section 7.1.4, less than thirty (30) days after the date the Participant is furnished a written explanation of the terms and conditions of the Life Annuity contract, the Participant's right to reject, and the effect of rejecting, distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the Distribution Date as of which distribution is made.

SURVIVING SPOUSE.  IN THE CASE OF A DISTRIBUTION WHICH IS MADE:

  WHEN PARAGRAPH (a) ABOVE IS NOT APPLICABLE, AND

TO THE SURVIVING SPOUSE OF A PARTICIPANT, AND

WHEN SUCH SURVIVING SPOUSE HAS NOT REJECTED DISTRIBUTION IN THE FORM OF A LIFE ANNUITY CONTRACT,

                  distribution shall be effected for such surviving spouse by applying the entire Vested Total Account to purchase and distribute to such surviving spouse a Life Annuity contract. A surviving spouse may reject distribution in the form of a Life Annuity contract by filing an affirmative written rejection of distribution in that form and an election of any form of distribution permitted by the Plan not more than ninety (90) days before the Distribution Date as of which the distribution is made. Such a rejection may be made or revoked at any time and any number of times until the Distribution Date as of which distribution to the surviving spouse is made. Distributions may not commence more than ninety (90) days after nor, subject to Section 7.1.4, less than thirty (30) days after the date the surviving spouse is furnished a written explanation of the terms and conditions of the Life Annuity contract, the surviving spouse's right to reject, and the effect of a rejection of, distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the Distribution Date as of which distribution is made.

QJ&SA CONTRACT. A QJ&SA CONTRACT IS AN IMMEDIATE ANNUITY CONTRACT ISSUED AS AN INDIVIDUAL POLICY OR UNDER A MASTER OR GROUP CONTRACT WHICH PROVIDES FOR A MONTHLY ANNUITY PAYABLE TO AND FOR THE LIFETIME OF THE PARTICIPANT BEGINNING AS OF THE DISTRIBUTION DATE AS OF WHICH IT IS PURCHASED WITH A SURVIVOR ANNUITY PAYABLE MONTHLY AFTER THE DEATH OF THE PARTICIPANT TO AND FOR THE LIFETIME OF THE SURVIVING SPOUSE OF THE PARTICIPANT (TO WHOM THE PARTICIPANT WAS MARRIED ON THE DATE AS OF WHICH THE FIRST PAYMENT IS DUE) IN AN AMOUNT EQUAL TO FIFTY PERCENT (50%) OF THE AMOUNT PAYABLE DURING THE JOINT LIVES OF THE PARTICIPANT AND THE SURVIVING SPOUSE. THE CONTRACT SHALL BE A QJ&SA CONTRACT ONLY IF IT IS ISSUED ON A PREMIUM BASIS WHICH DOES NOT DISCRIMINATE ON THE BASIS OF THE SEX OF THE PARTICIPANT OR THE SURVIVING SPOUSE.

LIFE ANNUITY CONTRACT. A LIFE ANNUITY CONTRACT IS AN IMMEDIATE ANNUITY CONTRACT ISSUED AS AN INDIVIDUAL POLICY OR UNDER A GROUP OR MASTER CONTRACT WHICH PROVIDES FOR A MONTHLY ANNUITY PAYABLE TO AND FOR (i) THE LIFETIME OF AN UNMARRIED PARTICIPANT BEGINNING AS OF THE DISTRIBUTION DATE AS OF WHICH IT IS PURCHASED, OR (ii) THE LIFETIME OF THE SURVIVING SPOUSE OF A PARTICIPANT BEGINNING AS OF THE DISTRIBUTION DATE AS OF WHICH IT IS PURCHASED. THE CONTRACT SHALL BE A LIFE ANNUITY CONTRACT ONLY IF IT IS ISSUED ON A PREMIUM BASIS WHICH DOES NOT DISCRIMINATE ON THE BASIS OF THE SEX OF THE PARTICIPANT OR THE SURVIVING SPOUSE.

EFFECT OF REEMPLOYMENT. If a Participant is reemployed by any Employer participating in the Plan or an Affiliate after distribution has been scheduled to be made but before the Participant attains Normal Retirement Age and before actual distribution, distribution of the Participant's Vested Total Account shall be suspended and the Vested Total Account shall continue to be held in the Fund until another Event of Maturity effective as to the Participant shall occur after the Participant's reemployment. It is the general intent of this Plan that no distributions shall be made before the Normal Retirement Age of a Participant while a Participant is employed by an Employer or an Affiliate.

TEFRA SECTION 242(b) TRANSITIONAL RULES. Notwithstanding the other provisions of this Section 7, distributions to or with respect to each individual eligible to make a designation (before January 1, 1984) of a method of distribution pursuant to section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 shall be made on and after the first day of the Plan Year beginning in 1984 in accordance with the provisions set forth in Appendix D to this Plan Statement; provided, however, that the QJ&SA contract or Life Annuity contract has been rejected as described in Section 7.3.4.

                         DESIGNATION OF BENEFICIARIES.

RIGHT TO DESIGNATE. Each Participant may designate, upon forms to be furnished by and filed with the Committee, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the Participant's Vested Total Account in the event of the Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary or spouse. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Committee during the Participant's lifetime.

SPOUSAL CONSENT. Notwithstanding the foregoing, a designation will not be valid for the purpose of paying benefits from the Plan to anyone other than a surviving spouse of the Participant (if there is a surviving spouse) unless that surviving spouse consents in writing to the designation of another person as Beneficiary. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the designation of the Beneficiary and must be witnessed by a notary public. The consent of the spouse must be to the designation of a specific named Beneficiary which may not be changed without further spousal consent, or alternatively, the consent of the spouse must expressly permit the Participant to make and to change the designation of Beneficiaries without any requirement of further spousal consent. The consent of the spouse to a Beneficiary is a waiver of the spouse's rights to death benefits under the Plan (otherwise sometimes known as the qualified preretirement survivor annuity). The consent of the surviving spouse need not be given at the time the designation is made. The consent of the surviving spouse need not be given before the death of the Participant. The consent of the surviving spouse will be required, however, before benefits can be paid to any person other than the surviving spouse. The consent of a spouse shall be irrevocable and shall be effective only with respect to that spouse.

FAILURE OF DESIGNATION. If a Participant:

FAILS TO DESIGNATE A BENEFICIARY,

DESIGNATES A BENEFICIARY AND THEREAFTER SUCH DESIGNATION IS REVOKED WITHOUT ANOTHER BENEFICIARY BEING NAMED, OR

DESIGNATES ONE OR MORE BENEFICIARIES AND ALL SUCH BENEFICIARIES SO DESIGNATED FAIL TO SURVIVE THE PARTICIPANT,

such Participant's Vested Total Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of the Participant's surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

           Participant's surviving spouse
           Participant's surviving issue per stirpes and not per capita Participant's surviving parents
           Participant's surviving brothers and sisters
           Representative of Participant's estate.

DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Vested Total Account may disclaim his or her interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of a Vested Total Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Vested Total Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to both the Committee and to the Trustee after the date of the Participant's death but not later than nine (9) months after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to both the Committee and the Trustee. A disclaimer shall be considered to be delivered to the Committee or the Trustee only when actually received by the Committee or the Trustee (and in the case of a corporate Trustee, shall be considered to be delivered only when actually received by a trust officer familiar with the affairs of the Plan). The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by either the Committee or the Trustee.

DEFINITIONS. When used herein and, unless the Participant has otherwise specified in the Participant's beneficiary designation, when used in a beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, subject to the following:

A LEGALLY ADOPTED CHILD AND THE ADOPTED CHILD'S LINEAL DESCENDANTS ALWAYS SHALL BE LINEAL DESCENDANTS OF EACH ADOPTIVE PARENT (AND OF EACH ADOPTIVE PARENT'S LINEAL ANCESTORS);

A LEGALLY ADOPTED CHILD AND THE ADOPTED CHILD'S LINEAL DESCENDANTS NEVER SHALL BE LINEAL DESCENDANTS OF ANY FORMER PARENT WHOSE PARENTAL RIGHTS WERE TERMINATED BY THE ADOPTION (OR OF THAT FORMER PARENT'S LINEAL ANCESTORS); EXCEPT THAT IF, AFTER A CHILD'S PARENT HAS DIED, THE CHILD IS LEGALLY ADOPTED BY A STEPPARENT WHO IS THE SPOUSE OF THE CHILD'S SURVIVING PARENT, THE CHILD AND THE CHILD'S LINEAL DESCENDANTS SHALL REMAIN LINEAL DESCENDANTS OF THE DECEASED PARENT (AND THE DECEASED PARENT'S LINEAL ANCESTORS);

IF THE PERSON (OR A LINEAL DESCENDANT OF THE PERSON) WHOSE ISSUE ARE REFERRED TO IS THE PARENT OF A CHILD (OR IS TREATED AS SUCH UNDER APPLICABLE LAW) BUT NEVER RECEIVED THE CHILD INTO THAT PARENT'S HOME AND NEVER OPENLY HELD OUT THE CHILD AS THAT PARENT'S CHILD (UNLESS DOING SO WAS PRECLUDED SOLELY BY DEATH), THEN NEITHER THE CHILD NOR THE CHILD'S LINEAL DESCENDANTS SHALL BE ISSUE OF THE PERSON.

"Child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

SPECIAL RULES. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

IF THERE IS NOT SUFFICIENT EVIDENCE THAT A BENEFICIARY WAS LIVING AT THE TIME OF THE DEATH OF THE PARTICIPANT, IT SHALL BE DEEMED THAT THE BENEFICIARY WAS NOT LIVING AT THE TIME OF THE DEATH OF THE PARTICIPANT.

THE AUTOMATIC BENEFICIARIES SPECIFIED IN SECTION 7.4.3 AND THE BENEFICIARIES DESIGNATED BY THE PARTICIPANT SHALL BECOME FIXED AT THE TIME OF THE PARTICIPANT'S DEATH SO THAT, IF A BENEFICIARY SURVIVES THE PARTICIPANT BUT DIES BEFORE THE RECEIPT OF ALL PAYMENTS DUE SUCH BENEFICIARY HEREUNDER, SUCH REMAINING PAYMENTS SHALL BE PAYABLE TO THE REPRESENTATIVE OF SUCH BENEFICIARY'S ESTATE.

IF THE PARTICIPANT DESIGNATES AS A BENEFICIARY THE PERSON WHO IS THE PARTICIPANT'S SPOUSE ON THE DATE OF THE DESIGNATION, EITHER BY NAME OR BY RELATIONSHIP, OR BOTH, THE DISSOLUTION, ANNULMENT OR OTHER LEGAL TERMINATION OF THE MARRIAGE BETWEEN THE PARTICIPANT AND SUCH PERSON SHALL AUTOMATICALLY REVOKE SUCH DESIGNATION. (THE FOREGOING SHALL NOT PREVENT THE PARTICIPANT FROM DESIGNATING A FORMER SPOUSE AS A BENEFICIARY ON A FORM EXECUTED BY THE PARTICIPANT AND RECEIVED BY THE COMMITTEE AFTER THE DATE OF THE LEGAL TERMINATION OF THE MARRIAGE BETWEEN THE PARTICIPANT AND SUCH FORMER SPOUSE, AND DURING THE PARTICIPANT'S LIFETIME.)

ANY DESIGNATION OF A NONSPOUSE BENEFICIARY BY NAME THAT IS ACCOMPANIED BY A DESCRIPTION OF RELATIONSHIP TO THE PARTICIPANT SHALL BE GIVEN EFFECT WITHOUT REGARD TO WHETHER THE RELATIONSHIP TO THE PARTICIPANT EXISTS EITHER THEN OR AT THE PARTICIPANT'S DEATH.

ANY DESIGNATION OF A BENEFICIARY ONLY BY STATEMENT OF RELATIONSHIP TO THE PARTICIPANT SHALL BE EFFECTIVE ONLY TO DESIGNATE THE PERSON OR PERSONS STANDING IN SUCH RELATIONSHIP TO THE PARTICIPANT AT THE PARTICIPANT'S DEATH.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

    DEATH PRIOR TO FULL DISTRIBUTION. If a Participant dies after the Participant's Event of Maturity but before distribution of the Participant's Vested Total Account has been completed, the remainder of the undistributed Vested Total Account shall be distributed in the same manner as hereinbefore provided in the Event of Maturity by reason of death. If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Vested Total Account which is payable to the Beneficiary (and shall not be paid to the Participant's estate).

    DISTRIBUTION IN CASH. Subject to the requirements of Section 7.3, distribution of a Participant's Vested Total Account shall be made in cash. If, however,

         (a) the Vested Total Account to be distributed consists in whole or in part of a Participant's unpaid promissory note, the Trustee shall cause distribution of that portion of the Vested Total Account to be made in the form of that unpaid promissory note, or

         (b) the Vested Total Account is to be distributed in a single lump sum, the Trustee, at the election of the Distributee, shall cause distribution to be made in the form of the assets held in the Vested Total Account, or

         (c) the Vested Total Account consists in whole or in part of Employer stock, the Trustee, at the election of the Distributee, shall cause that portion of the Account invested in Employer stock to be made in Employer stock, or

         (d) if the Vested Total Account to be distributed consists in whole or in part of shares of any regulated investment company (mutual funds) including First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc. and such other mutual funds for which the Trustee or its affiliates acts as an investment advisor or other service provider, the Trustee, at the direction of the Distributee, shall cause distribution of that portion of the Vested Total Account to be converted to and distributed in the class of shares permitted to be held by the Distributee.

    FACILITY OF PAYMENT. In case of the legal disability, including minority, of a Participant, Beneficiary or Alternate Payee entitled to receive any distribution under the Plan, payment shall be made, if the Committee shall be advised of the existence of such condition:

TO THE DULY APPOINTED GUARDIAN, CONSERVATOR OR OTHER LEGAL REPRESENTATIVE OF SUCH PARTICIPANT, BENEFICIARY OR ALTERNATE PAYEE, OR

TO A PERSON OR INSTITUTION ENTRUSTED WITH THE CARE OR MAINTENANCE OF THE INCOMPETENT OR DISABLED PARTICIPANT, BENEFICIARY OR ALTERNATE PAYEE, PROVIDED, HOWEVER, SUCH PERSON OR INSTITUTION HAS SATISFIED THE COMMITTEE THAT THE PAYMENT WILL BE USED FOR THE BEST INTEREST AND ASSIST IN THE CARE OF SUCH PARTICIPANT, BENEFICIARY OR ALTERNATE PAYEE, AND PROVIDED FURTHER, THAT NO PRIOR CLAIM FOR SAID PAYMENT HAS BEEN MADE BY A DULY APPOINTED GUARDIAN, CONSERVATOR OR OTHER LEGAL REPRESENTATIVE OF SUCH PARTICIPANT, BENEFICIARY OR ALTERNATE PAYEE.

Any payment made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation of the Employer, the Committee, the Trustee and the Fund therefor.

                            HARDSHIP DISTRIBUTIONS.

WHEN AVAILABLE. A Participant may receive an in-service hardship distribution while employed from his or her Elective Account if the Committee determines that such hardship distribution is for one of the purposes described in Section 7.8.2 and the conditions in Section 7.8.3 and Section 7.8.4 have been fulfilled. To receive such a distribution, the Participant must file a hardship distribution application with the Committee. In the application, the Participant shall specify the dollar amount to be distributed. Such hardship distribution shall be approved by the Committee and such hardship distribution shall be made, unless otherwise elected by the Participant, in a lump sum cash payment as soon as administratively feasible following the approval of a completed application by the Committee.

PURPOSES. In-service hardship distributions shall be allowed under Section 7.8.1 only if the Participant establishes that the in-service hardship distribution is to be made for one of the following purposes:

EXPENSES FOR MEDICAL CARE DESCRIBED IN SECTION 213(d) OF THE CODE PREVIOUSLY INCURRED BY THE PARTICIPANT, THE PARTICIPANT'S SPOUSE OR ANY DEPENDENTS OF THE PARTICIPANT (AS DEFINED IN SECTION 152 OF THE CODE) OR NECESSARY FOR THESE PERSONS TO OBTAIN MEDICAL CARE DESCRIBED IN SECTION 213(d) OF THE CODE,

COSTS DIRECTLY RELATED TO THE PURCHASE OF A PRINCIPAL RESIDENCE FOR THE PARTICIPANT (EXCLUDING MORTGAGE PAYMENTS),

PAYMENT OF TUITION, RELATED EDUCATIONAL FEES AND ROOM AND BOARD EXPENSES FOR THE NEXT TWELVE (12) MONTHS OF POST-SECONDARY EDUCATION FOR THE PARTICIPANT, OR THE PARTICIPANT'S SPOUSE, CHILDREN OR DEPENDENTS (AS DEFINED IN SECTION 152 OF THE
CODE), OR

PAYMENTS NECESSARY TO PREVENT THE EVICTION OF THE PARTICIPANT FROM THE PARTICIPANT'S PRINCIPAL RESIDENCE OR FORECLOSURE ON THE MORTGAGE OF THAT PRINCIPAL RESIDENCE.

Such purposes shall be considered to be an immediate and heavy financial need of the Participant.

LIMITATIONS. In no event shall the cumulative amount of hardship distributions withdrawn from a Participant's Elective Account exceed the amount of contributions to that Account made pursuant to Section 3.2 (I.E., hardship distributions from that Account shall not include any earnings on such contributions or any curative allocations or earnings on curative allocations made pursuant to Section 3.4). The amount of the hardship distribution shall not exceed the amount of the Participant's immediate and heavy financial need; provided, however, that the amount of the immediate and heavy financial need may include amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. In addition, a hardship distribution shall not be allowed unless the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans (at the time of the loan) currently available under all plans maintained by the Employer and Affiliates. Other funds are not currently available unless the funds are available prior to or coincidently with the date the hardship distribution is available.

         Notwithstanding the foregoing, no distribution shall be made pursuant to this Section 7.8 unless the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the date as of which the distribution is made and must relate to the specific distribution. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

COORDINATION WITH OTHER PLANS. The Participant's Salary Reduction Agreement and elective contributions and employee contributions under all other plans maintained by the Employer and any other Employer participating in the Plan and Affiliates shall be canceled for twelve (12) months after receipt of a hardship distribution and shall not be automatically reinstated. Thereafter, the Participant may, upon giving prior notice to the Committee, enter into a new Salary Reduction Agreement effective as of the payday on or after any subsequent Enrollment Date following such twelve (12) month period, provided the Participant is in Recognized Employment on that date. In addition, the Participant shall not be allowed to make salary reduction contributions under this Plan and all other plans maintained by the Employer and any other Employer participating in the Plan and Affiliates for the Participant's taxable year immediately following the taxable year of the hardship distribution which exceed the adjusted limit under section 402(g) of the Code (as described in Section 2.5) for the next taxable year less the amount of such Participant's elective contributions for the taxable year of the hardship distribution. For the purposes of this Section 7.8, all other plans maintained by the Employer and any other Employer participating in the Plan and Affiliates shall mean all qualified and nonqualified plans of deferred compensation maintained by such Employer and Affiliates (including stock option, stock purchase or similar plans).

         Additionally, the Participant shall not be allowed to make nondeductible voluntary contributions under this Plan and all other plans maintained by the Employer and any other Employer participating in the Plan and Affiliates for the twelve (12) consecutive month period immediately following the hardship distribution. For the purpose of this Section 7.8, all other plans maintained by the Employer and any other Employer participating in the Plan and

Affiliates shall mean all qualified and nonqualified plans of deferred compensation maintained by such Employer and Affiliates (including stock option, stock purchase or similar plans).

COORDINATION WITH SECTION 4.1. If the hardship distribution is made from an Elective Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount withdrawn shall be charged to each Subfund in the same proportions as the Elective Account is invested in each Subfund.

                      WITHDRAWALS FROM VOLUNTARY ACCOUNTS.

WHEN AVAILABLE. A Participant may make withdrawals while employed from time to time from the Participant's Nondeductible Voluntary Account and Deductible Voluntary Account. To receive such a withdrawal, the Participant must file a request with the Committee. In the request, the Participant shall specify the dollar amount to be withdrawn. Such withdrawal request shall be approved by the Committee to be made as of the Distribution Date coincident with or next following the approval of a completed application by the Committee and shall be made, unless otherwise elected by the Participant, in a lump sum cash payment as soon as administratively feasible after such Distribution Date.

ACCOUNTING - NONDEDUCTIBLE VOLUNTARY ACCOUNT. The amount of such withdrawals from the Participant's Nondeductible Voluntary Account shall be deemed to have been first taken from the Participant's nondeductible voluntary contributions made prior to January 1, 1987, to the extent of the aggregate amount not previously withdrawn. Thereafter, withdrawals shall be deemed to have been taken from a combination of (i) the Participant's nondeductible voluntary contributions made after December 31, 1986, to the extent of the aggregate amount thereof not previously withdrawn, and (ii) a portion of the earnings in the Nondeductible Voluntary Account. The portion of each such withdrawal that is deemed to be earnings will be in the same ratio as the total earnings of the Nondeductible Voluntary Account bear to the total Nondeductible Voluntary Account.

LIMITATIONS. Notwithstanding the foregoing, no withdrawal shall be made pursuant to this Section 7.9 unless the spouse of the Participant, if any, consents in writing to the withdrawal. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the withdrawal and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the Distribution Date as of which the withdrawal is made and must relate to that specific withdrawal. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

         If a withdrawal is made pursuant to this Section 7.9, the Participant shall not be allowed to make nondeductible voluntary contributions under this Plan and all other plans maintained by the Employer and any other Employer participating in the Plan and all Affiliates for the twelve (12) consecutive month period following such withdrawal.

COORDINATION WITH SECTION 4.1. If the Nondeductible Voluntary Account and Deductible Voluntary Account are invested in more than one (1) Subfund authorized and established under Section 4.1, the amount withdrawn shall be charged to each Subfund in the same proportions as the Nondeductible Voluntary Account and Deductible Voluntary Account are invested in each Subfund.

                           AGE 59-1/2 DISTRIBUTIONS.

WHEN AVAILABLE. A Participant may receive an in-service distribution while employed from his or her vested Total Account if the Participant has attained age fifty-nine and one-half (59-1/2) years. To receive such a distribution, the Participant must file an in-service distribution request with the Committee. In the request, the Participant shall specify the dollar amount to be distributed. Such in-service distribution shall be approved by the Committee to be made as of the Distribution Date coincident with or next following the approval of the request by the Committee and shall be made, unless otherwise elected by the Participant, in a lump sum cash payment as soon as administratively feasible after such Distribution Date.

LIMITATIONS. Notwithstanding the foregoing, no distribution shall be made pursuant to this Section 7.10 unless the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the distribution and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the Distribution Date as of which the distribution is made and must relate to that specific distribution. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

SEQUENCE OF ACCOUNTS. Each in-service distribution made pursuant to this Section
7.10 shall first be taken from and charged to the Participant's Accounts in the following sequence:

                         Nondeductible Voluntary Account
                          Deductible Voluntary Account
                                Rollover Account
                                Transfer Account
                         Employer Contributions Account
                                Elective Account.

Distributions from the Participant's Nondeductible Voluntary Account shall be distributed in the sequence described in Section 7.9.

COORDINATION WITH SECTION 4.1. If an in-service distribution is made from an Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount distributed shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund.

LOANS. Loans shall be made available to all Participants who are actively employed and all other Participants and all Beneficiaries who are parties in interest (as defined in Section 3(14) of ERISA) subject to limitations and conditions established by the Committee with the consent of the Trustee. Loans shall be made available on a reasonably equivalent basis and shall not be made available to Highly Compensated Employees in an amount (expressed as a percentage of the Vested Total Account) greater than is made available to other employees. An Alternate Payee shall be considered a Beneficiary for this purpose only after the domestic relation order has been finally determined to be a qualified domestic relations order as defined in Appendix C to the Plan Statement.

         Notwithstanding the foregoing, no loan shall be made pursuant to this
Section 7.11 unless the spouse of the Participant, if any, consents in writing to the loan. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the loan and the use of the Account as security for the loan and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the date the loan is made and must relate to that specific loan. The consent given by the spouse to whom the Participant was married at the time the loan was made shall be effective with respect to that spouse and each subsequent spouse of the Participant. A new consent shall be required if the Account is used for renegotiation, extension, renewal or other revision of the loan.

All loans shall be subject to the rules established and agreed to in writing between the Principal Sponsor and the Trustee. This Plan shall make all disclosures required under federal truth-in-lending regulations (Regulation Z issued by the Board of Governors of the Federal Reserve System).

                           CORRECTIVE DISTRIBUTIONS.

EXCESS DEFERRALS ($7,000 LIMIT).

IN GENERAL. A PARTICIPANT MAY ATTRIBUTE TO THIS PLAN ANY EXCESS DEFERRALS MADE DURING A TAXABLE YEAR OF THE PARTICIPANT BY NOTIFYING THE COMMITTEE IN WRITING NOT LATER THAN THE MARCH 1 FOLLOWING SUCH TAXABLE YEAR OF THE AMOUNT OF THE EXCESS DEFERRAL TO BE ASSIGNED TO THE PLAN. A PARTICIPANT SHALL BE DEEMED TO HAVE NOTIFIED THE PLAN OF EXCESS DEFERRALS TO THE EXTENT THE PARTICIPANT HAS EXCESS DEFERRALS FOR THE TAXABLE YEAR CALCULATED BY TAKING INTO ACCOUNT ONLY THE AMOUNT OF ELECTIVE CONTRIBUTIONS ALLOCATED TO THE PARTICIPANT'S ELECTIVE ACCOUNT AND TO ANY OTHER PLAN OF THE EMPLOYER AND AFFILIATES. NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN STATEMENT, A PARTICIPANT'S EXCESS DEFERRALS, PLUS ANY INCOME AND MINUS ANY LOSS ALLOCABLE THERETO, SHALL BE DISTRIBUTED TO THE PARTICIPANT NO LATER THAN THE FIRST APRIL 15 FOLLOWING THE CLOSE OF THE PARTICIPANT'S TAXABLE YEAR.

DEFINITIONS. FOR PURPOSES OF THIS SECTION, "EXCESS DEFERRALS" SHALL MEAN THE AMOUNT OF ELECTIVE CONTRIBUTIONS ALLOCATED TO THE PARTICIPANT'S ELECTIVE ACCOUNT FOR A PARTICIPANT'S TAXABLE YEAR AND WHICH THE PARTICIPANT OR THE EMPLOYER, WHERE APPLICABLE, ALLOCATES TO THIS PLAN PURSUANT TO THE CLAIM PROCEDURE DESCRIBED BELOW.

CLAIMS. THE PARTICIPANT'S CLAIM SHALL BE IN WRITING; SHALL BE SUBMITTED TO THE COMMITTEE NOT LATER THAN MARCH 1 WITH RESPECT TO THE IMMEDIATELY PRECEDING TAXABLE YEAR; SHALL SPECIFY THE AMOUNT OF THE PARTICIPANT'S EXCESS DEFERRALS FOR THE PRECEDING TAXABLE YEAR; AND SHALL BE ACCOMPANIED BY THE PARTICIPANT'S WRITTEN STATEMENT THAT IF SUCH AMOUNTS ARE NOT DISTRIBUTED, SUCH EXCESS DEFERRALS, WHEN ADDED TO AMOUNTS DEFERRED UNDER OTHER PLANS OR ARRANGEMENTS DESCRIBED IN SECTIONS 401(k), 408(k) OR 403(b) OF THE CODE, WILL EXCEED THE LIMIT IMPOSED ON THE PARTICIPANT BY SECTION 402(g) OF THE CODE FOR THE TAXABLE YEAR IN WHICH THE DEFERRAL OCCURRED. THE EMPLOYER SHALL NOTIFY THE PLAN ON BEHALF OF THE PARTICIPANT WHERE THE EXCESS DEFERRALS OCCUR IN THE PLAN OR THE COMBINED PLANS OF THE EMPLOYER AND AFFILIATES.

DETERMINATION OF INCOME OR LOSS. THE EXCESS DEFERRALS SHALL BE ADJUSTED FOR INCOME OR LOSS. UNLESS THE COMMITTEE AND THE TRUSTEE AGREE OTHERWISE IN WRITING, THE INCOME OR LOSS ALLOCABLE TO EXCESS DEFERRALS SHALL BE DETERMINED BY MULTIPLYING THE INCOME OR LOSS ALLOCABLE TO THE PARTICIPANT'S ELECTIVE CONTRIBUTIONS FOR THE PLAN YEAR ENDING WITHIN SUCH PRECEDING TAXABLE YEAR BY A FRACTION, THE NUMERATOR OF WHICH IS THE EXCESS DEFERRALS ON BEHALF OF THE PARTICIPANT FOR SUCH PRECEDING TAXABLE YEAR AND THE DENOMINATOR OF WHICH IS THE PARTICIPANT'S ELECTIVE ACCOUNT BALANCE ATTRIBUTABLE TO ELECTIVE CONTRIBUTIONS ON THE VALUATION DATE COINCIDENT WITH OR IMMEDIATELY BEFORE THE LAST DAY OF SUCH PRECEDING TAXABLE YEAR WITHOUT REGARD TO ANY INCOME OR LOSS OCCURRING DURING SUCH TAXABLE YEAR.

ACCOUNTING FOR EXCESS DEFERRALS. EXCESS DEFERRALS SHALL BE DISTRIBUTED FROM THE PARTICIPANT'S ELECTIVE ACCOUNT.

EXCESS CONTRIBUTIONS (SECTION 401(k) TEST).

IN GENERAL. NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN STATEMENT, EXCESS CONTRIBUTIONS FOR A PLAN YEAR, PLUS ANY INCOME AND MINUS ANY LOSS ALLOCABLE THERETO, SHALL BE DISTRIBUTED NO LATER THAN THE LAST DAY OF THE FOLLOWING PLAN YEAR, TO ELIGIBLE HIGHLY COMPENSATED EMPLOYEES AS DETERMINED IN THIS SECTION.

EXCESS CONTRIBUTIONS. FOR PURPOSES OF THIS SECTION, "EXCESS CONTRIBUTIONS" SHALL MEAN, WITH RESPECT TO ANY PLAN YEAR, THE EXCESS OF:

THE AGGREGATE AMOUNT OF EMPLOYER CONTRIBUTIONS TAKEN INTO ACCOUNT IN COMPUTING THE AVERAGE DEFERRAL PERCENTAGE (AS DEFINED IN SECTION 2) OF ELIGIBLE HIGHLY COMPENSATED EMPLOYEES (AS DEFINED IN SECTION 2) FOR SUCH PLAN YEAR, OVER

THE MAXIMUM AMOUNT OF SUCH CONTRIBUTIONS PERMITTED BY THE SECTION 401(K) TESTS DESCRIBED IN SECTION 2. SUCH MAXIMUM AMOUNT OF CONTRIBUTIONS SHALL BE DETERMINED BY REDUCING (BUT NOT DISTRIBUTING) ELIGIBLE HIGHLY COMPENSATED EMPLOYEES' CONTRIBUTIONS AS FOLLOWS:

THE CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT OF THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE WHO HAS THE HIGHEST DEFERRAL PERCENTAGE (AS DEFINED IN SECTION 2) SHALL BE REDUCED BY THE AMOUNT REQUIRED TO CAUSE SUCH ELIGIBLE HIGHLY COMPENSATED EMPLOYEE'S

DEFERRAL PERCENTAGE TO EQUAL THE NEXT HIGHEST DEFERRAL PERCENTAGE OF AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE.

IF NEITHER OF THE TESTS IS SATISFIED AFTER SUCH REDUCTION, THE CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT OF THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEES WHO THEN HAVE THE HIGHEST DEFERRAL PERCENTAGE (INCLUDING THOSE ELIGIBLE HIGHLY COMPENSATED EMPLOYEES WHOSE CONTRIBUTIONS WERE REDUCED UNDER (A) ABOVE) SHALL BE REDUCED BY THE AMOUNT REQUIRED TO CAUSE SUCH ELIGIBLE HIGHLY COMPENSATED EMPLOYEES' DEFERRAL PERCENTAGE TO EQUAL THE NEXT HIGHEST DEFERRAL PERCENTAGE OF AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE.

IF NEITHER OF THE TESTS IS SATISFIED AFTER SUCH REDUCTION, THIS METHOD OF REDUCTION SHALL BE REPEATED ONE OR MORE ADDITIONAL TIMES UNTIL ONE OF THE TESTS IS SATISFIED.

DISTRIBUTION OF EXCESS CONTRIBUTIONS. EXCESS CONTRIBUTIONS, PLUS ANY INCOME AND MINUS ANY LOSS ALLOCABLE THERETO, SHALL BE DISTRIBUTED FROM THE ELECTIVE ACCOUNT. THE AMOUNT OF EXCESS CONTRIBUTIONS TO BE DISTRIBUTED ON BEHALF OF EACH ELIGIBLE HIGHLY COMPENSATED EMPLOYEE FOR THE PLAN YEAR SHALL BE EQUAL TO THE AMOUNT OF REDUCTION DETERMINED AS FOLLOWS:

THE CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT OF THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE WHO HAS THE HIGHEST DOLLAR AMOUNT OF SUCH CONTRIBUTIONS SHALL BE REDUCED BY THE AMOUNT REQUIRED TO CAUSE SUCH ELIGIBLE HIGHLY COMPENSATED EMPLOYEE'S CONTRIBUTIONS TO EQUAL THE NEXT HIGHEST DOLLAR AMOUNT CONTRIBUTED BY ELIGIBLE HIGHLY COMPENSATED EMPLOYEES (AND THE AMOUNT CREDITED PURSUANT TO SECTION 3.3 SHALL BE REDUCED ACCORDINGLY).

IF ANY EXCESS CONTRIBUTIONS REMAIN AFTER PERFORMING (i), THEN THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEES WHO HAVE THE NEXT HIGHEST DOLLAR AMOUNT OF CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT (INCLUDING THOSE ELIGIBLE HIGHLY COMPENSATED EMPLOYEES REDUCED UNDER (i) ABOVE) SHALL BE REDUCED BY THE AMOUNT REQUIRED TO CAUSE SUCH ELIGIBLE HIGHLY COMPENSATED EMPLOYEES' CONTRIBUTIONS TO EQUAL THE NEXT HIGHEST DOLLAR AMOUNT CONTRIBUTED BY ELIGIBLE HIGHLY COMPENSATED EMPLOYEES (AND THE AMOUNT CREDITED PURSUANT TO SECTION 3.3 SHALL BE REDUCED ACCORDINGLY).

IF ANY EXCESS CONTRIBUTIONS REMAIN AFTER PERFORMING (i) AND (ii), THIS METHOD OF REDUCTION SHALL BE REPEATED ONE OR MORE ADDITIONAL TIMES UNTIL NO EXCESS CONTRIBUTIONS REMAIN.

                           Provided, however, if the total amount of reduction determined in (i), (ii) and (iii) would be greater than the amount of excess contributions, then the final reduction amount shall be decreased so that the total amount of reductions equals the amount of excess contributions.

DETERMINATION OF INCOME OR LOSS. THE EXCESS CONTRIBUTIONS TO BE DISTRIBUTED TO ANY ELIGIBLE HIGHLY COMPENSATED EMPLOYEE SHALL BE ADJUSTED FOR INCOME OR LOSS. UNLESS THE COMMITTEE AND THE TRUSTEE AGREE OTHERWISE IN WRITING, THE INCOME OR LOSS ALLOCABLE TO EXCESS CONTRIBUTIONS TO BE DISTRIBUTED SHALL BE DETERMINED BY MULTIPLYING THE INCOME OR LOSS ALLOCABLE TO THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE'S SALARY REDUCTION CONTRIBUTIONS FOR THE PLAN YEAR BY A FRACTION, THE NUMERATOR OF WHICH IS THE EXCESS CONTRIBUTIONS TO BE DISTRIBUTED TO THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE FOR THE PLAN YEAR AND THE DENOMINATOR OF WHICH IS THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEES'S ACCOUNT BALANCE ATTRIBUTABLE TO SALARY REDUCTION CONTRIBUTIONS ON THE LAST DAY OF THE PLAN YEAR, WITHOUT REGARD TO ANY INCOME OR LOSS OCCURRING DURING SUCH PLAN YEAR.

EXCESS AGGREGATE CONTRIBUTIONS (SECTION 401(m) TEST).

IN GENERAL. NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN STATEMENT, EXCESS AGGREGATE CONTRIBUTIONS, PLUS ANY INCOME AND MINUS ANY LOSS ALLOCABLE THERETO, SHALL BE DISTRIBUTED NO LATER THAN THE LAST DAY OF THE FOLLOWING PLAN YEAR TO ELIGIBLE HIGHLY COMPENSATED EMPLOYEES AS DETERMINED IN THIS SECTION.

EXCESS AGGREGATE CONTRIBUTIONS. FOR PURPOSES OF THIS SECTION, "EXCESS AGGREGATE CONTRIBUTIONS" SHALL MEAN, WITH RESPECT TO ANY PLAN YEAR, THE EXCESS OF:

THE AGGREGATE AMOUNT OF CONTRIBUTIONS TAKEN INTO ACCOUNT IN COMPUTING THE AVERAGE CONTRIBUTION PERCENTAGE (AS DEFINED IN SECTION 3) OF ELIGIBLE HIGHLY COMPENSATED EMPLOYEES FOR SUCH PLAN YEAR, OVER

THE MAXIMUM AMOUNT OF SUCH CONTRIBUTIONS PERMITTED BY THE SECTION 401(m) TESTS DESCRIBED IN SECTION 3. SUCH MAXIMUM AMOUNT OF CONTRIBUTIONS SHALL BE DETERMINED BY REDUCING (BUT NOT DISTRIBUTING) ELIGIBLE HIGHLY COMPENSATED EMPLOYEES' CONTRIBUTIONS AS FOLLOWS:

THE NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS FOR THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE WHO HAS THE HIGHEST CONTRIBUTION PERCENTAGE SHALL BE REDUCED BY THE AMOUNT REQUIRED TO CAUSE SUCH ELIGIBLE HIGHLY COMPENSATED EMPLOYEE'S CONTRIBUTION PERCENTAGE TO EQUAL THE NEXT HIGHEST CONTRIBUTION PERCENTAGE OF AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE.

IF NEITHER OF THE TESTS IS SATISFIED AFTER SUCH REDUCTION, THE NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS FOR ELIGIBLE HIGHLY COMPENSATED EMPLOYEES WHO THEN HAVE THE HIGHEST CONTRIBUTION PERCENTAGE (INCLUDING THOSE REDUCED UNDER (A) ABOVE) SHALL BE REDUCED BY THE AMOUNT REQUIRED TO CAUSE SUCH ELIGIBLE HIGHLY COMPENSATED EMPLOYEES' CONTRIBUTION PERCENTAGE TO EQUAL THE NEXT HIGHEST CONTRIBUTION PERCENTAGE OF AN ELIGIBLE HIGHLY COMPENSATED EMPLOYEE.

IF NEITHER OF THE TESTS IS SATISFIED AFTER SUCH REDUCTIONS, THIS METHOD OF REDUCTION SHALL BE REPEATED ONE OR MORE ADDITIONAL TIMES UNTIL ONE OF THE TESTS IS SATISFIED.

DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. EXCESS AGGREGATE CONTRIBUTIONS, PLUS ANY INCOME AND MINUS ANY LOSS ALLOCABLE THERETO, SHALL BE DISTRIBUTED FROM THE PARTICIPANT'S NONDEDUCTIBLE VOLUNTARY ACCOUNT FOR THE PLAN YEAR. THE AMOUNT OF EXCESS AGGREGATE CONTRIBUTIONS TO BE DISTRIBUTED ON BEHALF OF EACH ELIGIBLE HIGHLY COMPENSATED EMPLOYEE FOR THE PLAN YEAR SHALL BE EQUAL TO THE AMOUNT OF REDUCTION DETERMINED AS FOLLOWS:

THE NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS OF THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE WHO HAS THE HIGHEST DOLLAR AMOUNT OF SUCH CONTRIBUTIONS SHALL BE REDUCED BY THE AMOUNT REQUIRED TO

CAUSE SUCH ELIGIBLE HIGHLY COMPENSATED EMPLOYEE'S CONTRIBUTIONS TO EQUAL THE NEXT HIGHEST DOLLAR AMOUNT RECEIVED BY ELIGIBLE HIGHLY COMPENSATED EMPLOYEES.

IF ANY EXCESS AGGREGATE CONTRIBUTIONS REMAIN AFTER PERFORMING (i), THEN THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEES WHO HAVE THE NEXT HIGHEST DOLLAR AMOUNT OF NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS (INCLUDING THOSE REDUCED UNDER (i) ABOVE) SHALL BE REDUCED BY THE AMOUNT REQUIRED TO CAUSE SUCH ELIGIBLE HIGHLY COMPENSATED EMPLOYEES' CONTRIBUTIONS TO EQUAL THE NEXT HIGHEST DOLLAR AMOUNT RECEIVED BY ELIGIBLE HIGHLY COMPENSATED EMPLOYEES.

IF ANY EXCESS AGGREGATE CONTRIBUTIONS REMAIN AFTER PERFORMING (i) AND (ii), THIS METHOD OF REDUCTION SHALL BE REPEATED ONE OR MORE ADDITIONAL TIMES UNTIL NO EXCESS AGGREGATE CONTRIBUTIONS REMAIN.

                           Provided, however, if the total amount of reduction determined in (i) through (iii) would be greater than the amount of excess aggregate contributions, then the final reduction amount shall be decreased so that the total amount of reductions equals the amount of excess aggregate contributions.

DETERMINATION OF INCOME OR LOSS. THE EXCESS AGGREGATE CONTRIBUTIONS TO BE DISTRIBUTED TO ANY ELIGIBLE HIGHLY COMPENSATED EMPLOYEE SHALL BE ADJUSTED FOR INCOME OR LOSS. UNLESS THE COMMITTEE AND THE TRUSTEE AGREE OTHERWISE IN WRITING, THE INCOME OR LOSS ALLOCABLE TO EXCESS AGGREGATE CONTRIBUTIONS TO BE DISTRIBUTED SHALL BE DETERMINED BY MULTIPLYING THE INCOME OR LOSS ALLOCABLE TO THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE'S NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS FOR THE PLAN YEAR BY A FRACTION, THE NUMERATOR OF WHICH IS THE EXCESS AGGREGATE CONTRIBUTIONS TO BE DISTRIBUTED TO THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEE FOR THE PLAN YEAR AND THE DENOMINATOR OF WHICH IS THE ELIGIBLE HIGHLY COMPENSATED EMPLOYEES'S NONDEDUCTIBLE VOLUNTARY ACCOUNT BALANCE ON THE LAST DAY OF THE PLAN YEAR, WITHOUT REGARD TO ANY INCOME OR LOSS OCCURRING DURING SUCH PLAN YEAR.

PRIORITY. The determination of the excess aggregate contributions shall be made after first determining the excess deferrals, and then determining the excess contributions. The amount of excess contributions shall be reduced by excess deferrals previously distributed to such Participant for the Participant's taxable year ending with or within such Plan Year.

                             SPENDTHRIFT PROVISIONS

No Participant or Beneficiary shall have any transmissible interest in any Account nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Trustee, nor shall the Trustee, the Employer or the Committee recognize any assignment thereof, either in whole or in part, nor shall any Account be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Trustee.

The power to designate Beneficiaries to receive the Vested Total Account of a Participant in the event of death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber the Participant's Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Employer, the Committee and the Trustee.

This Section shall not prevent the Employer, the Committee or the Trustee from exercising, in their discretion, any of the applicable powers and options granted to them upon the occurrence of an Event of Maturity, as such powers may be conferred upon them by any applicable provision hereof, nor prevent the Plan from foreclosing on the lien granted to secure any and all loans made to a Participant or Beneficiary from the Fund. (In the event of a default on a loan made to a Participant or a Beneficiary, foreclosure on the promissory note and the attachment of the security interest in the Account will not occur until an Event of Maturity occurs with respect to such Participant.) This Section shall not prevent the Employer, the Committee or the Trustee from observing the terms of a qualified domestic relations order as provided in Appendix C to this Plan Statement.

                            AMENDMENT AND TERMINATION

    AMENDMENT. The Principal Sponsor reserves the power to amend this Plan Statement either prospectively or retroactively or both and in any respect by resolution of its Board of Directors; provided that no amendment shall be effective to reduce or divest the Total Account of any Participant unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of ERISA, or in order to comply with the provisions of the Code and the regulations and rulings thereunder affecting the tax-qualified status of the Plan and the deductibility of Employer contributions thereto. Notwithstanding the foregoing, no amendment shall be effective to increase the duties of the Trustee without its consent. No oral or written statement shall be effective to amend the Plan Statement unless it is duly authorized by the Board of Directors. The power to amend the Plan Statement may not be delegated.

    DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION OF PLAN. The Principal Sponsor reserves the right to reduce, suspend or discontinue its contributions to the Plan and to terminate the Plan herein embodied in its entirety. Notwithstanding anything in this Plan Statement to the contrary, if the Principal Sponsor applies to the Internal Revenue Service for a ruling that the termination of the Plan does not adversely affect its qualified status, then all distributions (other than required distributions under Section 7.2.2 and the making of new loans) shall be suspended upon termination of the Plan pending the receipt of a favorable determination.

                          MERGER OR SPINOFF OF PLANS.

IN GENERAL. The Principal Sponsor may cause all or a part of this Plan to be merged with all or a part of any other plan and may cause all or a part of the assets and liabilities to be transferred from this Plan to another plan. In the case of merger or consolidation of this Plan with, or transfer of assets and liabilities of this Plan to, any other plan, each Participant shall (if such other plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). If the Principal Sponsor agrees to a transfer of assets and liabilities to or from another plan, the agreement under which such transfer is concluded (or an amendment of or appendix to this Plan Statement) shall specify the Accounts to which the transferred amounts are to be credited.

LIMITATIONS. In no event shall assets be transferred from any other plan to this Plan unless this Plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Internal Revenue Code (or, where applicable, the distribution rules of section 401(k) of the Internal Revenue Code) with respect to such transferred assets. In no event shall assets be transferred from this Plan to any other plan unless such other plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Internal Revenue Code and the distribution rules of section 401(k) of the Internal Revenue Code with respect to such transferred assets.

BENEFICIARY DESIGNATIONS. If assets and liabilities are transferred from another plan to this Plan, Beneficiary designations made under that plan shall become void with respect to deaths occurring on or after the date as of which such transfer is made and the Beneficiary designation rules of this Plan Statement shall apply beginning on such date.

                          ADOPTION BY OTHER EMPLOYERS.

ADOPTION BY CONSENT. The Principal Sponsor may consent to the adoption of the Plan by any business entity subject to such conditions as the Principal Sponsor may impose.

PROCEDURE FOR ADOPTION. Any such adopting business entity shall initiate its adoption of the Plan by delivery of a certified copy of the resolutions of its board of directors (or other authorized body or individual) adopting this Plan Statement to the Principal Sponsor. Upon the consent by the Principal Sponsor to the adoption by the adopting business entity, and the delivery to the Trustee of written evidence of the Principal Sponsor's consent, the adoption of the Plan by the adopting business entity shall be effective as of the date specified by the Principal Sponsor. If such adopting business entity is not a corporation, any reference in the Plan Statement to its board of directors shall be deemed to refer to such entity's governing body or other authorized individual.

EFFECT OF ADOPTION. Upon the adoption of the Plan by an adopting business entity as heretofore provided, the adopting business entity shall be an Employer hereunder in all respects. Each adopting business entity, as a condition of continued participation in the Plan, delegates to the Principal Sponsor the sole power and authority over all Plan matters except that the board of directors of each adopting business entity shall have the power to amend this Plan Statement as applied to it by establishing a successor plan to which assets and liabilities may be transferred as provided in Section 9.3 and to terminate the Plan as applied to it. Each reference herein to the Employer shall include the Principal Sponsor and all adopting business entities unless the context clearly requires otherwise.

                             CONCERNING THE TRUSTEE

                             DEALINGS WITH TRUSTEE.

NO DUTY TO INQUIRE. No person, firm or corporation dealing with the Trustee shall be required to take cognizance of the provisions of this Plan Statement or be required to make inquiry as to the authority of the Trustee to do any act which the Trustee shall do hereunder. No person, firm or corporation dealing with the Trustee shall be required to see either to the administration of the Plan or the Fund or to the faithful performance by the Trustee of its duties hereunder (except to the extent otherwise provided by ERISA). Any such person, firm or corporation shall be entitled to assume conclusively that the Trustee is properly authorized to do any act which it shall do hereunder. Any such person, firm or corporation shall be under no liability to anyone whomsoever for any act done hereunder pursuant to the written direction of the Trustee.

ASSUMED AUTHORITY. Any such person, firm or corporation may conclusively assume that the Trustee has full power and authority to receive and receipt for any money or property becoming due and payable to the Trustee. No such person shall be bound to inquire as to the disposition or application of any money or property paid to the Trustee or paid in accordance with the written directions of the Trustee.

    COMPENSATION OF TRUSTEE. If a corporate Trustee shall be acting hereunder, the corporate Trustee shall be entitled to receive compensation for its services as Trustee hereunder as may be agreed upon from time to time by the Principal Sponsor and the Trustee. Any individual Trustee who already receives full-time pay from the Employer shall receive no compensation for services hereunder. Other individual Trustees shall likewise serve without compensation unless they shall otherwise specifically agree with the Principal Sponsor to the contrary. In any event, however, the Trustee (whether corporate or individual Trustees be acting) shall be entitled to receive reimbursement for reasonable expenses, fees, costs and other charges incurred by it or payable by it on account of the administration of the Plan and the Fund to the extent approved by the Principal Sponsor. Such items of expense and compensation shall be payable out of the Fund in a fair and equitable manner as determined by the Trustee, except to the extent that the Employer, in its discretion, directly pays the Trustee.

                      RESIGNATION AND REMOVAL OF TRUSTEE.

RESIGNATION, REMOVAL AND APPOINTMENT. The Trustee (or in the event two or more co-trustees are acting, any such co-trustee) may resign by giving thirty (30) days' notice of intention so to do to the Principal Sponsor or such shorter notice as the Principal Sponsor may approve. The Principal Sponsor may remove any Trustee or successor Trustee hereunder by giving such Trustee (or any co-trustee) thirty (30) days' written notice of removal by certified mail. The Principal Sponsor shall have the power to appoint one or more individual or corporate Trustees, or both, as additional or successor Trustees.

AUTOMATIC REMOVAL. If any individual who is a Trustee is a director, officer or employee when appointed as a Trustee, then such individual shall be automatically removed as a Trustee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Principal Sponsor or any notice to the individual so removed.

SURVIVING TRUSTEES. When any person appointed, qualified and serving as a Trustee hereunder shall cease to be a Trustee of the Fund, the remaining Trustee or Trustees then serving hereunder, or the successor Trustee or Trustees appointed hereunder, as the case may be, shall thereupon be and become vested with full title and right to possession of all assets and records of the Plan and the Fund in the possession or control of such prior Trustee, and the prior Trustee shall forthwith account for and deliver the same to such remaining or successor Trustee or Trustees.

SUCCESSOR ORGANIZATIONS. By designating a corporate Trustee, original or successor, hereunder, there is included in such designation and as a part thereof any other corporation possessing trust powers and authorized by law to accept the Plan and the Fund into which or with which the designated corporate Trustee, original or successor, shall be converted, consolidated or merged, and the corporation into which or with which any corporate Trustee hereunder shall be so converted, consolidated or merged shall continue to be the corporate Trustee of the Plan and the Fund.

CO-TRUSTEE RESPONSIBILITY. No Trustee shall be or become liable for any act or omission of a co-trustee serving hereunder with the Trustee (except to the extent that liability is imposed under ERISA) or of a prior Trustee hereunder, it being the purpose and intent that each Trustee shall be liable only for the Trustee's own acts or omissions during the Trustee's term of service as Trustee hereunder.

ALLOCATION OF RESPONSIBILITY. If there shall at any time be two (2) or more co-trustees serving hereunder, such Trustees, in addition to all other powers and authorities vested in them by law or conferred upon them by any provision of this Plan Statement, shall have power to allocate and reallocate from time to time to any one or more of their number specific responsibilities, obligations or duties and may delegate and redelegate from time to time to any one or more of their number the exercise of any right, power or discretion vested in the Trustees by law or conferred upon them by any provision of this Plan Statement, and any person, firm or corporation dealing with the co-trustees with respect to the Plan or the Fund may assume conclusively that any action taken or instrument executed by any one of such co-trustees is the action of all the co-trustees serving hereunder, and that authority for the doing of such act or the execution of such instrument has been conferred upon and delegated to the Trustee doing such act or executing such instrument. If any responsibility, obligation, duty, right, power or discretion vested in the Trustee is allocated or delegated to one or more co-trustees, the remaining co-trustees shall not be or become liable for an act or omission by the co-trustees to whom a right, power or discretion was delegated while such co-trustees were acting pursuant to such delegation.

MAJORITY DECISIONS. If there shall at any time be three (3) or more co-trustees serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

                            ACCOUNTINGS BY TRUSTEE.

PERIODIC REPORTS. The Trustee shall render to the Principal Sponsor and to the Committee an account and report as soon as practicable after each Annual Valuation Date (and as soon as may be practicable after each other Valuation
Date) showing all transactions affecting the administration of the Plan and the Fund, including, but not necessarily limited to, such information concerning the Plan and the Fund and the administration thereof by the Trustee as shall be requested in writing by the Principal Sponsor or the Committee.

SPECIAL REPORTS. The Trustee shall also render such further reports from time to time as may be requested by the Principal Sponsor and shall submit its final report and account to the Principal Sponsor when it shall cease to be Trustee hereunder, whether by resignation or other cause.

Trustee's Power to Protect Itself on Account of Taxes. As a condition to making the distribution of a Participant's Vested Total Account during the Participant's lifetime, the Trustee may require the Participant (or the person or persons entitled to receive the Participant's Vested Total Account in the event of the Participant's death) to furnish the Trustee with proof of payment of all income, inheritance, estate, transfer, legacy and succession taxes and all other taxes of any different type or kind that may be imposed under or by virtue of any state or federal statute or law upon the payment, transfer, descent or distribution of such Vested Total Account and for the payment of which the Trustee may, in its judgment, be directly or indirectly liable. In lieu of the foregoing, the Trustee may deduct, withhold and transmit to the proper taxing authorities any such tax which it may be permitted or required to deduct and withhold and the Vested Total Account to be distributed in such case shall be correspondingly reduced. Unless the Principal Sponsor and the Trustee agree otherwise in writing, the Trustee shall be responsible for withholding federal income taxes and for providing all required notices and elections concerning such withholding to all Participants and Beneficiaries.

OTHER TRUST POWERS. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of a Participant, Beneficiary, Investment Manager or the Committee (and in extension, but not in limitation, of the rights, powers and discretions conferred upon the Trustee herein), the Trustee shall have and may exercise from time to time in the administration of the Plan and the Fund, for the purpose of distribution after the termination thereof, and for the purpose of distribution of Vested Total Accounts, without order or license of any court, any one or more or all of the following rights, powers and discretions:

TO INVEST AND REINVEST ANY SUBFUNDS ESTABLISHED PURSUANT TO SECTION 4.1 IN ACCORDANCE WITH THE INVESTMENT CHARACTERISTICS AND OBJECTIVES DETERMINED THEREFOR AND TO INVEST AND REINVEST THE ASSETS OF THE FUND IN ANY SECURITIES OR PROPERTIES IN WHICH AN INDIVIDUAL COULD INVEST THE INDIVIDUAL'S OWN FUNDS AND WHICH IT DEEMS FOR THE BEST INTEREST OF THE FUND, WITHOUT LIMITATION BY ANY STATUTE, RULE OF LAW OR REGULATION OF ANY GOVERNMENTAL BODY PRESCRIBING OR LIMITING THE INVESTMENT OF TRUST ASSETS BY CORPORATE OR INDIVIDUAL TRUSTEES, IN OR TO CERTAIN KINDS, TYPES OR CLASSES OF INVESTMENTS OR PRESCRIBING OR LIMITING THE PORTION OF THE FUND WHICH MAY BE INVESTED IN ANY ONE PROPERTY OR KIND, TYPE OR CLASS OF INVESTMENT. SPECIFICALLY AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE TRUSTEE MAY INVEST AND REINVEST PRINCIPAL AND ACCUMULATED INCOME OF THE FUND IN ANY REAL OR PERSONAL PROPERTY; PREFERRED OR COMMON STOCKS OF ANY KIND OR CLASS OF ANY CORPORATION, INCLUDING BUT NOT LIMITED TO INVESTMENT AND SMALL BUSINESS INVESTMENT COMPANIES OF ALL TYPES; VOTING TRUST CERTIFICATES; INTERESTS IN INVESTMENT TRUSTS; SHARES OF MUTUAL FUNDS; INTERESTS IN ANY LIMITED OR GENERAL PARTNERSHIP OR OTHER BUSINESS ENTERPRISE, HOWEVER ORGANIZED AND FOR WHATEVER PURPOSE; GROUP OR INDIVIDUAL ANNUITY CONTRACTS (WHICH MAY INVOLVE INVESTMENT IN THE ISSUER'S GENERAL ACCOUNT OR ANY OF ITS SEPARATE ACCOUNTS); INTERESTS IN COMMON OR COLLECTIVE TRUSTS, VARIABLE INTEREST NOTES OR ANY OTHER TYPE OF COLLECTIVE FUND MAINTAINED BY A BANK OR SIMILAR INSTITUTION (WHETHER OR NOT THE TRUSTEE HEREUNDER); BONDS, NOTES AND DEBENTURES, SECURED OR UNSECURED; MORTGAGES, LEASES OR OTHER INTERESTS IN REAL OR PERSONAL PROPERTY; INTERESTS IN MINERAL, GAS, OIL OR TIMBER PROPERTIES OR OTHER WASTING ASSETS; CALL OPTIONS; PUT OPTIONS; COMMODITY OR FINANCIAL FUTURES CONTRACTS; FOREIGN CURRENCY; INTEREST-BEARING CERTIFICATES OR ACCOUNTS IN A BANK OR SIMILAR FINANCIAL INSTITUTION, INCLUDING THE TRUSTEE OR AN AFFILIATE OF THE TRUSTEE, PROVIDED SUCH CERTIFICATES, ACCOUNTS OR INSTRUMENTS BEAR A REASONABLE RATE OF INTEREST; INSURANCE CONTRACTS ON THE LIFE OF ANY "KEYMAN" OR SHAREHOLDER OF THE EMPLOYER; OR CONDITIONAL SALES CONTRACTS. PRIOR TO MATURITY AND DISTRIBUTION OF THE VESTED TOTAL ACCOUNTS OF PARTICIPANTS, THE TRUSTEE SHALL COMMINGLE THE ACCOUNTS OF PARTICIPANTS IN EACH SUBFUND AND INVEST, REINVEST, CONTROL AND MANAGE EACH OF THE SAME AS A COMMON TRUST FUND.

TO SELL, EXCHANGE OR OTHERWISE DISPOSE OF ANY ASSET OF WHATSOEVER CHARACTER AT ANY TIME HELD BY THE TRUSTEE IN TRUST HEREUNDER.

TO SEGREGATE ANY PART OR PORTION OF THE FUND FOR THE PURPOSE OF ADMINISTRATION OR DISTRIBUTION THEREOF AND, IN ITS SOLE DISCRETION, TO HOLD THE FUND UNINVESTED WHENEVER AND FOR SO LONG AS, IN THE TRUSTEE'S DISCRETION, THE SAME IS LIKELY TO BE REQUIRED FOR THE PAYMENT IN CASH OF ACCOUNTS NORMALLY EXPECTED TO BECOME DISTRIBUTABLE IN THE NEAR FUTURE, OR WHENEVER, AND FOR AS LONG AS, MARKET CONDITIONS ARE UNCERTAIN, OR FOR ANY OTHER REASON WHICH, IN THE TRUSTEE'S DISCRETION, REQUIRES SUCH ACTION OR MAKES SUCH ACTION ADVISABLE.

TO HOLD UNINVESTED REASONABLE AMOUNTS OF CASH WHENEVER IT IS DEEMED ADVISABLE TO DO SO TO FACILITATE DISBURSEMENTS OR FOR OTHER OPERATIONAL REASONS, AND TO DEPOSIT THE SAME, WITH OR WITHOUT INTEREST, IN THE COMMERCIAL OR SAVINGS DEPARTMENTS OF THE TRUSTEE SERVING HEREUNDER OR OF ANY OTHER BANK, TRUST COMPANY OR OTHER FINANCIAL INSTITUTION INCLUDING THOSE AFFILIATED WITH THE TRUSTEE.

TO REGISTER ANY INVESTMENT HELD IN THE FUND IN THE NAME OF THE TRUSTEE, WITHOUT TRUST DESIGNATION, OR IN THE NAME OF A NOMINEE OR NOMINEES, AND TO HOLD ANY INVESTMENT IN BEARER FORM, BUT THE RECORDS OF THE TRUSTEE SHALL AT ALL TIMES SHOW THAT ALL SUCH INVESTMENTS ARE PART OF THE FUND, AND THE TRUSTEE SHALL BE AS RESPONSIBLE FOR ANY ACT OR DEFAULT OF ANY SUCH NOMINEE AS FOR ITS OWN.

SUBJECT TO THE PRIOR APPROVAL OF THE COMMITTEE, TO RETAIN AND EMPLOY SUCH ATTORNEYS, AGENTS AND SERVANTS AS MAY BE NECESSARY OR DESIRABLE, IN THE OPINION OF THE TRUSTEE, IN THE ADMINISTRATION OF THE FUND, AND TO PAY THEM SUCH REASONABLE COMPENSATION FOR THEIR SERVICES AS MAY BE AGREED UPON AS AN EXPENSE OF ADMINISTRATION OF THE FUND, INCLUDING POWER TO EMPLOY AND RETAIN COUNSEL UPON ANY MATTER OF DOUBT AS TO THE MEANING OF OR INTERPRETATION TO BE PLACED UPON THIS PLAN STATEMENT OR ANY PROVISIONS THEREOF WITH REFERENCE TO ANY QUESTION ARISING IN THE ADMINISTRATION OF THE FUND OR PERTAINING TO THE DISTRIBUTION THEREOF OR PERTAINING TO THE RIGHTS AND LIABILITIES OF THE TRUSTEE HEREUNDER OR TO THE RIGHTS AND CLAIMS OF PARTICIPANTS AND BENEFICIARIES. THE TRUSTEE, IN ANY SUCH EVENT, MAY ACT IN RELIANCE UPON THE ADVICE, OPINIONS, RECORDS, STATEMENTS AND COMPUTATIONS OF ANY ATTORNEYS AND AGENTS AND ON THE RECORDS, STATEMENTS AND COMPUTATIONS OF ANY SERVANTS SO SELECTED BY IT IN GOOD FAITH AND SHALL BE RELEASED AND EXONERATED OF AND FROM ALL LIABILITY TO ANYONE IN SO DOING (EXCEPT TO THE EXTENT THAT LIABILITY IS IMPOSED UNDER ERISA).

SUBJECT TO THE PRIOR APPROVAL OF THE COMMITTEE, TO INSTITUTE, PROSECUTE AND MAINTAIN, OR TO DEFEND, ANY PROCEEDING AT LAW OR IN EQUITY CONCERNING THE PLAN OR THE FUND OR THE ASSETS THEREOF OR ANY CLAIMS THERETO, OR THE INTERESTS OF PARTICIPANTS AND BENEFICIARIES HEREUNDER AT THE SOLE COST AND EXPENSE OF THE FUND OR AT THE SOLE COST AND EXPENSE OF THE TOTAL ACCOUNT OF THE PARTICIPANT WHO MAY BE CONCERNED THEREIN OR WHO MAY BE AFFECTED THEREBY AS, IN THE TRUSTEE'S OPINION, SHALL BE FAIR AND EQUITABLE IN EACH CASE, AND TO COMPROMISE, SETTLE AND ADJUST ALL CLAIMS AND LIABILITIES ASSERTED BY OR AGAINST THE PLAN OR THE FUND OR ASSERTED BY OR AGAINST THE TRUSTEE, ON SUCH TERMS AS THE TRUSTEE, IN EACH SUCH CASE, SHALL DEEM REASONABLE AND PROPER. THE TRUSTEE SHALL BE UNDER NO DUTY OR OBLIGATION TO INSTITUTE, PROSECUTE, MAINTAIN OR DEFEND ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING UNLESS IT SHALL BE INDEMNIFIED TO ITS SATISFACTION AGAINST ALL EXPENSES AND LIABILITIES WHICH IT MAY SUSTAIN OR ANTICIPATE BY REASON THEREOF.

TO INSTITUTE, PARTICIPATE AND JOIN IN ANY PLAN OF REORGANIZATION, READJUSTMENT, MERGER OR CONSOLIDATION WITH RESPECT TO THE ISSUER OF ANY SECURITIES HELD BY THE TRUSTEE HEREUNDER, AND TO USE ANY OTHER MEANS OF PROTECTING AND DEALING WITH ANY OF THE ASSETS OF THE FUND WHICH IT BELIEVES REASONABLY NECESSARY OR PROPER AND, IN GENERAL, TO EXERCISE EACH AND EVERY OTHER POWER OR RIGHT WITH RESPECT TO EACH ASSET OR INVESTMENT HELD BY IT HEREUNDER AS INDIVIDUALS GENERALLY HAVE AND ENJOY WITH RESPECT TO THEIR OWN ASSETS AND INVESTMENT (EXCEPT THAT THE RIGHT TO VOTE UPON ANY SECURITIES OR OTHER ASSETS HAVING VOTING POWER WHICH IT MAY HOLD FROM TIME TO TIME SHALL BE PASSED THROUGH TO THE PARTICIPANTS AND BENEFICIARIES), AND TO DEPOSIT ASSETS OR INVESTMENTS WITH ANY PROTECTIVE COMMITTEE, OR WITH TRUSTEES OR DEPOSITARIES DESIGNATED BY ANY SUCH COMMITTEE OR BY ANY SUCH TRUSTEES OR ANY COURT. NOTWITHSTANDING THE FOREGOING, AN INVESTMENT MANAGER SHALL HAVE ANY OR ALL OF SUCH POWERS AND RIGHTS WITH RESPECT TO PLAN ASSETS FOR WHICH IT HAS INVESTMENT RESPONSIBILITY BUT ONLY IF (AND ONLY TO THE EXTENT THAT) SUCH POWERS AND RIGHTS ARE EXPRESSLY GIVEN TO SUCH INVESTMENT MANAGER IN A WRITTEN AGREEMENT SIGNED BY IT AND ACKNOWLEDGED IN WRITING BY THE TRUSTEE. IN ALL OTHER CASES, SUCH POWERS AND RIGHTS SHALL BE EXERCISED SOLELY BY THE TRUSTEE. FURTHERMORE, NEITHER THE TRUSTEE, THE INVESTMENT MANAGER NOR THE COMMITTEE, AS THE CASE MAY BE, SHALL TAKE ANY ACTIONS WITH RESPECT TO ANY SECURITY IN WHICH IT MAY HAVE AN INTEREST, DIRECT OR INDIRECT. IN SUCH CASE, THE TRUSTEE, INVESTMENT MANAGER OR THE COMMITTEE SHALL NOTIFY THE PRINCIPAL SPONSOR AND THE PRINCIPAL SPONSOR SHALL DIRECT THE TRUSTEE, THE INVESTMENT MANAGER OR THE COMMITTEE WITH RESPECT TO SUCH ACTION.

IN ANY MATTER OF DOUBT AFFECTING THE MEANING, PURPOSE OR INTENT OF ANY PROVISION OF THIS PLAN STATEMENT WHICH DIRECTLY AFFECTS ITS DUTIES, TO DETERMINE SUCH MEANING, PURPOSE OR INTENT.

TO REQUIRE, AS A CONDITION TO DISTRIBUTION OF ANY VESTED TOTAL ACCOUNT, PROOF OF IDENTITY OR OF AUTHORITY OF THE PERSON ENTITLED TO RECEIVE THE SAME, INCLUDING POWER TO REQUIRE REASONABLE INDEMNIFICATION ON THAT ACCOUNT AS A CONDITION PRECEDENT TO ITS OBLIGATION TO MAKE DISTRIBUTION HEREUNDER.

TO COLLECT, RECEIVE, RECEIPT AND GIVE QUITTANCE FOR ALL PAYMENTS THAT MAY BE OR BECOME DUE AND PAYABLE ON ACCOUNT OF ANY ASSET IN TRUST HEREUNDER WHICH HAS NOT, BY ACT OF THE TRUSTEE TAKEN PURSUANT THERETO, BEEN MADE PAYABLE TO OTHERS; AND PAYMENT THEREOF BY THE COMPANY ISSUING THE SAME, OR BY THE PARTY OBLIGATED THEREON, AS THE CASE MAY BE, WHEN MADE TO THE TRUSTEE HEREUNDER OR TO ANY PERSON OR PERSONS DESIGNATED BY THE TRUSTEE, SHALL ACQUIT, RELEASE AND DISCHARGE SUCH COMPANY OR OBLIGATED PARTY FROM ANY AND ALL LIABILITY ON ACCOUNT THEREOF.

TO DETERMINE FROM TIME TO TIME, AS REQUIRED FOR THE PURPOSE OF DISTRIBUTION OR FOR THE PURPOSE OF ALLOCATING TRUST INCOME OR FOR ANY OTHER PURPOSE OF THE PLAN, THE THEN VALUE OF THE FUND AND THE ACCOUNTS IN THE FUND, THE TRUSTEE, IN EACH SUCH CASE, USING AND EMPLOYING FOR THAT PURPOSE THE FAIR MARKET VALUE OF EACH OF THE ASSETS CONSTITUTING THE FUND. EACH SUCH DETERMINATION SO MADE BY THE TRUSTEE IN GOOD FAITH SHALL BE BINDING AND CONCLUSIVE UPON ALL PERSONS INTERESTED OR BECOMING INTERESTED IN THE PLAN OR THE FUND.

TO RECEIVE AND RETAIN CONTRIBUTIONS MADE IN A FORM OTHER THAN CASH IN THE FORM IN WHICH THE SAME ARE RECEIVED UNTIL SUCH TIME AS THE TRUSTEE, IN ITS SOLE DISCRETION, DEEMS IT ADVISABLE TO SELL OR OTHERWISE DISPOSE OF SUCH ASSETS.

TO COMMINGLE, FOR INVESTMENT PURPOSES, THE ASSETS OF THE FUND WITH THE ASSETS OF ANY OTHER QUALIFIED RETIREMENT PLAN TRUST FUND OF THE EMPLOYER, PROVIDED THAT THE RECORDS OF THE TRUSTEE SHALL REFLECT THE RELATIVE INTERESTS OF THE SEPARATE TRUSTS IN SUCH COMMINGLED FUND.

TO GRANT OPTIONS FOR THE SALE OR OTHER DISPOSITION OF FUND ASSETS; TO PURCHASE OPTIONS FOR THE ACQUISITION OF ASSETS OF ANY TYPE; AND TO BUY AND SELL (INCLUDING SHORT SALES) CALL OPTIONS, PUT OPTIONS AND FUTURES CONTRACTS.

TO HAVE AND TO EXERCISE SUCH OTHER AND ADDITIONAL POWERS AS MAY BE ADVISABLE OR PROPER IN ITS OPINION FOR THE EFFECTIVE AND ECONOMICAL ADMINISTRATION OF THE FUND.

THE PLAN AND DECLARATION OF TRUST - U.S. BANK NATIONAL ASSOCIATION COLLECTIVE AND POOLED INVESTMENT FUNDS FOR EMPLOYEE RETIREMENT BENEFIT TRUSTS, AS AMENDED FROM TIME TO TIME, IS HEREBY MADE A PART OF THIS PLAN STATEMENT. NOTWITHSTANDING ANY OTHER PROVISION OF THIS PLAN STATEMENT TO THE CONTRARY, THE TRUSTEE MAY CAUSE ANY PART OR ALL OF THE FUND, WITHOUT LIMITATION AS TO AMOUNT, TO BE COMMINGLED WITH THE MONEY OF TRUSTS CREATED BY OTHERS, BY CAUSING SUCH MONEY TO BE INVESTED AS A PART OF ANY OR ALL OF THE FUNDS CREATED BY THE AFOREMENTIONED DECLARATION OF TRUST AND THE FUND SO ADDED TO ANY OF SAID FUNDS AT ANY TIME SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF SAID DECLARATION OF TRUST AS IT IS AMENDED FROM TIME TO TIME.

TO DEPOSIT ANY PART OR ALL OF THE ASSETS IN ANY COLLECTIVE TRUST FUND WHICH IS NOW OR HEREAFTER MAINTAINED BY THE TRUSTEE, AN AGENT OF THE TRUSTEE OR AN INVESTMENT MANAGER AS A MEDIUM FOR THE COLLECTIVE INVESTMENT OF FUNDS OF PENSION, PROFIT SHARING OR OTHER EMPLOYEE BENEFIT PLANS, AND WHICH IS QUALIFIED UNDER SECTION 401(a) OF THE CODE AND EXEMPT FROM TAXATION UNDER SECTION 501(a) OF THE CODE, AND TO WITHDRAW ANY PART OR ALL OF THE ASSETS SO DEPOSITED AND ANY ASSETS DEPOSITED WITH THE TRUSTEE OF A COLLECTIVE TRUST FUND SHALL BE HELD AND INVESTED BY THE TRUSTEE THEREUNDER PURSUANT TO ALL THE TERMS AND CONDITIONS OF THE TRUST AGREEMENT OR DECLARATION OF TRUST ESTABLISHING THE FUND, WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND SHALL PREVAIL OVER ANY CONTRARY PROVISIONS OF THIS PLAN STATEMENT.

TO DEPOSIT ANY PART OR ALL OF THE ASSETS WITH THE TRUSTEE OF ANY MASTER INVESTMENT TRUST MAINTAINED BY THE PRINCIPAL SPONSOR FOR THE INVESTMENT OF ASSETS OF QUALIFIED PENSION, PROFIT SHARING OR STOCK BONUS PLANS IT OR ITS SUBSIDIARIES MAINTAIN AND TO WITHDRAW ANY PART OR ALL OF THE ASSETS SO DEPOSITED, AND ANY ASSETS DEPOSITED WITH THE TRUSTEE OF A MASTER INVESTMENT TRUST SHALL BE HELD AND INVESTED BY THAT TRUSTEE PURSUANT TO THE TERMS AND CONDITIONS OF THE MASTER INVESTMENT TRUST DOCUMENT, WHICH IS HEREBY INCORPORATED HEREIN BY REFERENCE AND SHALL PREVAIL OVER ANY CONTRARY PROVISION OF THIS PLAN STATEMENT.

                              INVESTMENT MANAGERS.

APPOINTMENT AND QUALIFICATIONS. The Principal Sponsor shall have the power to appoint from time to time one or more Investment Managers to direct the Trustee in the investment of, or to assume complete investment responsibility over, all or any portion of the Fund. An Investment Manager may be any person or firm (a) which is either (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, or (3) an insurance company which is qualified to perform the services of an Investment Manager under the laws of more than one state; and (b) which acknowledges in writing that it is a fiduciary with respect to the Plan. The conditions prescribed in the preceding sentence shall apply to the issuer of any group annuity contract hereunder only if, and to the extent that, such issuer would otherwise be considered a "fiduciary" with respect to the Plan, within the meaning of ERISA.

REMOVAL. The Principal Sponsor may remove any such Investment Manager and shall have the power to appoint a successor or successors from time to time in succession to any Investment Manager who shall be removed, shall resign or shall otherwise cease to serve hereunder.

RELATION TO OTHER FIDUCIARIES. The Trustee shall comply with all investment directions given to the Trustee with respect to the designated portion of the Fund, and the Trustee shall be released and exonerated of and from all liability for or on account of any action taken or not taken by it pursuant to the directions of such Investment Manager, except to the extent that liability is imposed under ERISA. Neither the Employer or any of its officers, directors or employees nor any member of the Committee shall be liable for the acts or omissions of the Trustee or of any Investment Manager appointed hereunder. The fees and expenses of any Investment Manager, as agreed upon from time to time between the Investment Manager and the Employer, shall be charged to and paid from the Fund in a fair and equitable manner, except to the extent that the Employer, in its discretion, may pay such directly to the Investment Manager.

    NO INVESTMENT IN EMPLOYER REAL PROPERTY. Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any "employer real property" as that term is defined in section 407(d) of ERISA.

INVESTMENT IN EMPLOYER SECURITIES. Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any Employer security which is not a "qualifying employer security" (within the meaning of section 407(d)(5) of ERISA).

FIDUCIARY PRINCIPLES. The Trustee and each other fiduciary hereunder, in the exercise of each and every power or discretion vested in them by the provisions of this Plan Statement, shall (subject to the provisions of ERISA) discharge their duties with respect to the Plan solely in the interest of the Participants and Beneficiaries:

FOR THE EXCLUSIVE PURPOSE OF:

                           (i) providing benefits to Participants and Beneficiaries, and

                           (ii)     defraying reasonable expenses of
                                    administering the Plan,

WITH THE CARE, SKILL, PRUDENCE AND DILIGENCE UNDER THE CIRCUMSTANCES THEN PREVAILING THAT A PRUDENT PERSON ACTING IN A LIKE CAPACITY AND FAMILIAR WITH SUCH MATTERS WOULD USE IN THE CONDUCT OF AN ENTERPRISE OF A LIKE CHARACTER AND WITH LIKE AIMS,

BY DIVERSIFYING THE INVESTMENTS OF THE PLAN SO AS TO MINIMIZE THE RISK OF LARGE LOSSES, UNLESS UNDER THE CIRCUMSTANCES IT IS CLEARLY PRUDENT NOT TO DO SO, AND

IN ACCORDANCE WITH THE DOCUMENTS AND INSTRUMENTS GOVERNING THE PLAN, INSOFAR AS THEY ARE CONSISTENT WITH THE PROVISIONS OF ERISA.

Notwithstanding anything in this Plan Statement to the contrary, any provision hereof which purports to relieve a fiduciary from responsibility or liability for any responsibility, obligation or duty under Part 4 of Subtitle B of Title I of ERISA shall, to the extent the same is inconsistent with said Part 4, be deemed void.

PROHIBITED TRANSACTIONS. Except as may be permitted by law, no Trustee or other fiduciary hereunder shall permit the Plan to engage, directly or indirectly, in any of the following transactions with a person who is a "disqualified person" (as defined in section 4975 of the Code) or a "party in interest" (as defined in section 3(14) of ERISA):

SALE, EXCHANGE OR LEASING OF ANY PROPERTY BETWEEN THE PLAN AND SUCH PERSON,

LENDING OF MONEY OR OTHER EXTENSION OF CREDIT BETWEEN THE PLAN AND SUCH PERSON,

FURNISHING OF GOODS, SERVICES OR FACILITIES BETWEEN THE PLAN AND SUCH PERSON,

TRANSFER TO, OR USE BY OR FOR THE BENEFIT OF, SUCH PERSON OF THE INCOME OR ASSETS OF THE PLAN,

ACT BY SUCH PERSON WHO IS A FIDUCIARY HEREUNDER WHEREBY THE FIDUCIARY DEALS WITH THE INCOME OR ASSETS OF THE PLAN IN THE FIDUCIARY'S OWN INTEREST OR FOR THE FIDUCIARY'S OWN ACCOUNT, OR

RECEIPT OF ANY CONSIDERATION FOR THE FIDUCIARY'S OWN PERSONAL ACCOUNT BY SUCH PERSON WHO IS A FIDUCIARY FROM ANY PARTY DEALING WITH THE PLAN IN CONNECTION WITH A TRANSACTION INVOLVING THE INCOME OR ASSETS OF THE PLAN.

INDEMNITY. Each individual (as distinguished from corporate) trustee of the Plan or officer, director or employee of the Employer shall, except as prohibited by law, be indemnified and held harmless by the Employer from any and all liabilities, costs and expenses (including legal fees), to the extent not covered by liability insurance, arising out of any action taken by such individual with respect to the Plan, whether imposed under ERISA or otherwise. No such indemnification, however, shall be required or provided if such liability arises
(i) from the individual's claim for his own benefit, or (ii) from the proven gross negligence or the bad faith of the individual, or (iii) from the criminal misconduct of such individual if the individual had reason to believe the conduct was unlawful. This indemnification shall continue as to an individual who has ceased to be a trustee of the Plan or officer, director or employee of the Employer and shall inure to the benefit of the heirs, executors and administrators of such an individual.

INVESTMENT IN INSURANCE. Investment in insurance under the Plan is not permitted.

                     DETERMINATIONS -- RULES AND REGULATIONS

DETERMINATIONS. The Committee shall make such determinations as may be required from time to time in the administration of the Plan. The Committee shall have the sole discretion, authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of employees, Participants and Beneficiaries and the amounts of their respective interests. The Trustee and other interested parties may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Committee.

                        METHOD OF EXECUTING INSTRUMENTS.

EMPLOYER OR COMMITTEE. Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor, the Employer or the Committee pursuant to any provision of this Plan Statement may be signed in the name of the Principal Sponsor or Employer by any officer or by any employee who has been authorized to make such certification or to give such notices or consents or by any Committee member.

TRUSTEE. Any instrument or written notice required, necessary or advisable to be made or given by the Trustee may be signed by any Trustee, if all Trustees serving hereunder are individuals, or by any authorized officer or employee of the Trustee, if a corporate Trustee shall be acting hereunder as sole Trustee, or by any such officer or employee of the corporate Trustee or by an individual Trustee acting hereunder, if corporate and individual Trustees shall be serving as co-trustees hereunder.

CLAIMS PROCEDURE. Until modified by the Committee, the claims procedure set forth in this Section 11.4 shall be the claims procedure for the resolution of disputes and disposition of claims arising under the Plan. An application for a distribution under Section 7 shall be considered as a claim for the purposes of this Section.

ORIGINAL CLAIM. Any employee, former employee, or Beneficiary of such employee or former employee may, if the employee, former employee or Beneficiary so desires, file with the Committee a written claim for benefits under the Plan. Within ninety (90) days after the filing of such a claim, the Committee shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Committee shall state in writing:

THE SPECIFIC REASONS FOR THE DENIAL,

THE SPECIFIC REFERENCES TO THE PERTINENT PROVISIONS OF THIS PLAN STATEMENT ON WHICH THE DENIAL IS BASED,

A DESCRIPTION OF ANY ADDITIONAL MATERIAL OR INFORMATION NECESSARY FOR THE CLAIMANT TO PERFECT THE CLAIM AND AN EXPLANATION OF WHY SUCH MATERIAL OR INFORMATION IS NECESSARY, AND

AN EXPLANATION OF THE CLAIMS REVIEW PROCEDURE SET FORTH IN THIS SECTION.

CLAIMS REVIEW PROCEDURE. Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part, the claimant may file with the Committee a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

GENERAL RULES.

NO INQUIRY OR QUESTION SHALL BE DEEMED TO BE A CLAIM OR A REQUEST FOR A REVIEW OF A DENIED CLAIM UNLESS MADE IN ACCORDANCE WITH THE CLAIMS PROCEDURE. THE COMMITTEE MAY REQUIRE THAT ANY CLAIM FOR BENEFITS AND ANY REQUEST FOR A REVIEW OF A DENIED CLAIM BE FILED ON FORMS TO BE FURNISHED BY THE COMMITTEE UPON REQUEST.

ALL DECISIONS ON CLAIMS AND ON REQUESTS FOR A REVIEW OF DENIED CLAIMS SHALL BE MADE BY THE COMMITTEE UNLESS DELEGATED AS PROVIDED IN SECTION 12.2.

THE COMMITTEE MAY, IN ITS DISCRETION, HOLD ONE OR MORE HEARINGS ON A CLAIM OR A REQUEST FOR A REVIEW OF A DENIED CLAIM.

CLAIMANTS MAY BE REPRESENTED BY A LAWYER OR OTHER REPRESENTATIVE AT THEIR OWN EXPENSE, BUT THE COMMITTEE RESERVES THE RIGHT TO REQUIRE THE CLAIMANT TO FURNISH WRITTEN AUTHORIZATION. A CLAIMANT'S REPRESENTATIVE SHALL BE ENTITLED TO COPIES OF ALL NOTICES GIVEN TO THE CLAIMANT.

THE DECISION OF THE COMMITTEE ON A CLAIM AND ON A REQUEST FOR A REVIEW OF A DENIED CLAIM SHALL BE SERVED ON THE CLAIMANT IN WRITING. IF A DECISION OR NOTICE IS NOT RECEIVED BY A CLAIMANT WITHIN THE TIME SPECIFIED, THE CLAIM OR REQUEST FOR A REVIEW OF A DENIED CLAIM SHALL BE DEEMED TO HAVE BEEN DENIED.

PRIOR TO FILING A CLAIM OR A REQUEST FOR A REVIEW OF A DENIED CLAIM, THE CLAIMANT OR THE CLAIMANT'S REPRESENTATIVE SHALL HAVE A REASONABLE OPPORTUNITY TO REVIEW A COPY OF THIS PLAN STATEMENT AND ALL OTHER PERTINENT DOCUMENTS IN THE POSSESSION OF THE EMPLOYER, THE COMMITTEE AND THE TRUSTEE.

THE COMMITTEE MAY, IN ITS DISCRETION, RELY UPON ANY APPLICABLE STATUTE OF LIMITATIONS AS A BASIS FOR DENIAL OF ANY CLAIMS.

EXHAUSTION OF ADMINISTRATIVE REMEDIES. No employee, former employee or Beneficiary of such employee or former employee shall commence any legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA, or under any other provision of law, whether or not statutory, until the claims and review procedures set forth herein have been exhausted in their entirety

    INFORMATION FURNISHED BY PARTICIPANTS. Neither the Employer nor the Committee nor the Trustee shall be liable or responsible for any error in the computation of the Account of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to the Employer, the Committee or the Trustee and used by them in determining the Participant's Account. Neither the Employer nor the Committee nor the Trustee shall be obligated or required to increase the Account of such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the Account of any Participant which is overstated by reason of any such misstatement shall be reduced to the amount appropriate for the Participant in view of the truth. Any refund received upon reduction of an Account so made shall be used to reduce the next succeeding contribution of the Employer to the Plan.

                               PLAN ADMINISTRATION

                               PRINCIPAL SPONSOR.

OFFICERS. Except as hereinafter provided, functions generally assigned to the Principal Sponsor shall be discharged by its officers or delegated and allocated as provided herein.

CHIEF EXECUTIVE OFFICER. Except as hereinafter provided, the Chief Executive Officer of the Principal Sponsor may delegate or redelegate and allocate and reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such functions assigned to the Principal Sponsor hereunder as the Chief Executive Officer may from time to time deem advisable.

BOARD OF DIRECTORS. Notwithstanding the foregoing, the Board of Directors of the Principal Sponsor shall have the exclusive authority, which may not be delegated, to act for the Principal Sponsor:

TO AMEND THIS PLAN STATEMENT; TO TERMINATE THE PLAN,

TO APPOINT OR REMOVE A TRUSTEE OR ACCEPT THE RESIGNATION OF A TRUSTEE; TO APPOINT OR REMOVE MEMBERS OF THE COMMITTEE; TO APPOINT OR REMOVE AN INVESTMENT MANAGER,

TO REDUCE, SUSPEND OR DISCONTINUE CONTRIBUTIONS TO THE PLAN,

TO CONSENT TO THE ADOPTION OF THE PLAN BY OTHER BUSINESS ENTITIES; TO ESTABLISH CONDITIONS AND LIMITATIONS UPON SUCH ADOPTION OF THE PLAN BY OTHER BUSINESS ENTITIES; TO DESIGNATE AFFILIATES, AND

TO CAUSE THE PLAN TO BE MERGED WITH ANOTHER PLAN AND TO TRANSFER ASSETS AND LIABILITIES BETWEEN THE PLAN AND ANOTHER.

                                    COMMITTEE.

APPOINTMENT AND REMOVAL. The Committee shall consist of such members as may be determined and appointed from time to time by the Principal Sponsor and they shall serve at the pleasure of such Principal Sponsor. Members of the Committee shall serve without compensation, but their reasonable expenses shall be an expense of the administration of the Fund and shall be paid by the Trustee from and out of the Fund except to the extent the Employer, in its discretion, directly pays such expenses.

AUTOMATIC REMOVAL. If any individual who is a member of the Committee is a director, officer or employee when appointed as a member of the Committee, then such individual shall be automatically removed as a member of the Committee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Principal Sponsor or any notice to the individual so removed.

AUTHORITY. The Committee may elect such officers as the Committee may decide upon. The Committee shall:

ESTABLISH RULES FOR THE FUNCTIONING OF THE COMMITTEE, INCLUDING THE TIMES AND PLACES FOR HOLDING MEETINGS, THE NOTICES TO BE GIVEN IN RESPECT OF SUCH MEETINGS AND THE NUMBER OF MEMBERS WHO SHALL CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS,

ORGANIZE AND DELEGATE TO SUCH OF ITS MEMBERS AS IT SHALL SELECT AUTHORITY TO EXECUTE OR AUTHENTICATE RULES, ADVISORY OPINIONS OR INSTRUCTIONS, AND OTHER INSTRUMENTS ADOPTED OR AUTHORIZED BY THE COMMITTEE; ADOPT SUCH BYLAWS OR REGULATIONS AS IT DEEMS DESIRABLE FOR THE CONDUCT OF ITS AFFAIRS; APPOINT A SECRETARY, WHO NEED NOT BE A MEMBER OF THE COMMITTEE, TO KEEP ITS RECORDS AND OTHERWISE ASSIST THE COMMITTEE IN THE PERFORMANCE OF ITS DUTIES; KEEP A RECORD OF ALL ITS PROCEEDINGS AND ACTS AND KEEP ALL BOOKS OF ACCOUNT, RECORDS AND OTHER DATA AS MAY BE NECESSARY FOR THE PROPER ADMINISTRATION OF THE PLAN; NOTIFY THE EMPLOYER AND THE TRUSTEE OF ANY ACTION TAKEN BY THE COMMITTEE AND, WHEN REQUIRED, NOTIFY ANY OTHER INTERESTED PERSON OR PERSONS,

DETERMINE FROM THE RECORDS OF THE EMPLOYER THE COMPENSATION, SERVICE RECORDS, STATUS AND OTHER FACTS REGARDING PARTICIPANTS AND OTHER EMPLOYEES,

CAUSE TO BE COMPILED AT LEAST ANNUALLY, FROM THE RECORDS OF THE COMMITTEE AND THE REPORTS AND ACCOUNTINGS OF THE TRUSTEE, A REPORT OR ACCOUNTING OF THE STATUS OF THE PLAN AND THE ACCOUNTS OF THE PARTICIPANTS, AND MAKE IT AVAILABLE TO EACH PARTICIPANT WHO SHALL HAVE THE RIGHT TO EXAMINE THAT PART OF SUCH REPORT OR ACCOUNTING (OR A TRUE AND CORRECT COPY OF SUCH PART) WHICH SETS FORTH THE PARTICIPANT'S BENEFITS AND RATABLE INTEREST IN THE FUND,

PRESCRIBE FORMS TO BE USED FOR APPLICATIONS FOR PARTICIPATION, BENEFITS, NOTIFICATIONS, ETC., AS MAY BE REQUIRED IN THE ADMINISTRATION OF THE PLAN,

SET UP SUCH RULES AS ARE DEEMED NECESSARY TO CARRY OUT THE TERMS OF THIS PLAN STATEMENT,

RESOLVE ALL QUESTIONS OF ADMINISTRATION OF THE PLAN NOT SPECIFICALLY REFERRED TO IN THIS SECTION,

DELEGATE OR REDELEGATE TO ONE OR MORE PERSONS, JOINTLY OR SEVERALLY, AND WHETHER OR NOT SUCH PERSONS ARE MEMBERS OF THE COMMITTEE OR EMPLOYEES OF THE EMPLOYER, SUCH FUNCTIONS ASSIGNED TO THE COMMITTEE HEREUNDER AS IT MAY FROM TIME TO TIME DEEM ADVISABLE, AND

PERFORM ALL OTHER ACTS REASONABLY NECESSARY FOR ADMINISTERING THE PLAN AND CARRYING OUT THE PROVISIONS OF THIS PLAN STATEMENT AND PERFORMING THE DUTIES IMPOSED ON IT.

MAJORITY DECISIONS. If there shall at any time be three (3) or more members of the Committee serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

                            LIMITATION ON AUTHORITY.

FIDUCIARIES GENERALLY. No action taken by any fiduciary, if authority to take such action has been delegated or redelegated to it, shall be the responsibility of any other fiduciary except as may be required by the provisions of ERISA. Except to the extent imposed by ERISA, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by the Plan Statement or by ERISA.

TRUSTEE. The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Plan Statement. The Trustee shall have no authority or duty to determine or enforce payment of any Employer contribution under the Plan or to determine the existence, nature or extent of any individual's rights in the Fund or under the Plan or question any determination made by the Principal Sponsor or the Committee regarding the same. Nor shall the Trustee be responsible in any way for the manner in which the Principal Sponsor, the Employer or the Committee carries out its responsibilities under this Plan Statement or, more generally, under the Plan. The Trustee shall give the Principal Sponsor notice of (and tender to the Principal Sponsor) the prosecution or defense of any litigation involving the Plan, the Fund or other fiduciaries of the Plan.

    CONFLICT OF INTEREST. If any officer or employee of the Employer, any member of the board of directors of the Principal Sponsor, any member of the Committee or any Trustee to whom authority has been delegated or redelegated hereunder shall also be a Participant or Beneficiary in the Plan, the individual shall have no authority as such officer, employee, member or Trustee with respect to any matter specially affecting his or her individual interest hereunder (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other officers, employees, members or Trustees as the case may be, to the exclusion of such Participant or Beneficiary, and such Participant or Beneficiary shall act only in his or her individual capacity in connection with any such matter.

    DUAL CAPACITY. Individuals, firms, corporations or partnerships identified herein or delegated or allocated authority or responsibility hereunder may serve in more than one fiduciary capacity.

ADMINISTRATOR. The Principal Sponsor shall be the administrator for purposes of section 3(16)(A) of ERISA.

    NAMED FIDUCIARIES. The Principal Sponsor, the Committee and the Trustee shall be named fiduciaries for the purpose of section 402(a) of ERISA.

SERVICE OF PROCESS. In the absence of any designation to the contrary by the Principal Sponsor, the President of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

ADMINISTRATIVE EXPENSES. The reasonable expenses of administering the Plan shall be payable out of the Fund except to the extent that the Employer, in its discretion, directly pays the expenses.

    IRS QUALIFICATION. This Plan is intended to qualify under section 401(a) of the Code as a defined contribution profit sharing plan (and not as a defined contribution stock bonus plan or money purchase pension plan or a defined benefit pension plan).

                                   IN GENERAL

                                  DISCLAIMERS.

EFFECT ON EMPLOYMENT. Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee, and the Employer shall not be obligated to continue the Plan. The terms of this Plan Statement shall not give any employee the right to be retained in the employment of the Employer.

SOLE SOURCE OF BENEFITS. Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee nor the Trustee in any way guarantee the Fund against loss or depreciation, nor do they guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant, Beneficiary or other person. Each Participant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Fund for such payments. If a Vested Total Account shall have been distributed to a former Participant, Beneficiary or any other person entitled jointly to the receipt thereof (or shall have been transferred to the Trustee of another tax-qualified deferred compensation plan), such former Participant, Beneficiary or other person, as the case may be, shall have no further right or interest in the other assets of the Fund.

CO-FIDUCIARY MATTERS. Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee shall in any manner be liable to any Participant, Beneficiary or other person for any act or omission of the Trustee (except to the extent that liability is imposed under ERISA). Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee nor the Trustee shall be under any liability or responsibility (except to the extent that liability is imposed under ERISA) for failure to effect any of the objectives or purposes of the Plan by reason of loss or fluctuation in the value of Fund or for the form, genuineness, validity, sufficiency or effect of any Fund asset at any time held hereunder, or for the failure of any person, firm or corporation indebted to the Fund to pay such indebtedness as and when the same shall become due or for any delay occasioned by reason of any applicable law, order or regulation or by reason of any restriction or provision contained in any security or other asset held by the Fund. Except as is otherwise provided in ERISA, the Employer and its officers, the members of its board of directors, the members of the Committee, the Trustee and other fiduciaries shall not be liable for an act or omission of another person with regard to a fiduciary responsibility that has been allocated to or delegated in whole or in part to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.

REVERSION OF FUND PROHIBITED. The Fund from time to time hereunder shall at all times be a trust fund separate and apart from the assets of the Employer, and no part thereof shall be or become available to the Employer or to creditors of the Employer under any circumstances other than those specified in Section 3.12 and Appendix A to this Plan Statement. It shall be impossible for any part of the corpus or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and Beneficiaries (except as hereinbefore provided).

CONTINGENT TOP HEAVY PLAN RULES. The rules set forth in Appendix B to this Plan Statement (concerning additional provisions that apply if the Plan becomes top heavy) are incorporated herein.

CONTINUITY. The tenure and membership of any committee previously appointed, the rules of administration adopted and the Beneficiary designations in effect under the Prior Plan Statement shall, to the extent not inconsistent with this Plan Statement, continue in full force and effect until altered as provided herein.

EXECUTION IN COUNTERPARTS. This Plan Statement may be executed in any number of counterparts, each of which, without production of the others, shall be deemed to be an original.

           IN WITNESS WHEREOF, Each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.


U.S. BANK NATIONAL                      NORTHSTAR COMPUTER FORMS, INC.
  ASSOCIATION


By                                        By
  ---------------------------------         ---------------------------------

     Its                                        Its
        ---------------------------                --------------------------


And                                       And
   --------------------------------          --------------------------------

       Its                                       Its
          -------------------------                 -------------------------

                                   SCHEDULE I

                             PARTICIPATING EMPLOYERS
                             AS OF DECEMBER 1, 1998

         Name                                  Employer Identification No.
         ----                                  ---------------------------

         Northstar Computer Forms, Inc.                41-0882640

         General Financial Supply, Inc.                42-0864409

                                   APPENDIX D

                      TEFRA Section 242(B) TRANSITIONAL RULES


            Section 1. IN GENERAL. Prior to January 1, 1984, each individual who was either:

            (a) an actively employed Participant having an Account (or a contribution accrued to an Account) as of December 31, 1983,

            (b) a Participant not actively employed but having an Account (or a contribution accrued to an Account) as of December 31, 1983, or

            (c) a Beneficiary of a deceased Participant having an Account (or a contribution accrued to an Account) as of December 31, 1983 was given the opportunity to make a designation (before January 1, 1984) of a method of distribution pursuant to Secion 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 (hereinafter a "Section 242(b) designation"). Some of those individuals elected to make a Section 242(b) designation and some did not. The distribution rules set forth in this Appendix shall, notwithstanding any provisions of Section 7 of the Plan Statement to the contrary, determine the distributions made with respect to all individuals entitled to make a Section 242(b) designation, provided that any required qualified joint and survivor annuity contract or life annuity contract has been rejected as described in Section 7 of the Plan Statement. Distributions made with respect to individuals not entitled to make a Section 242(b) designation shall be governed solely by Section 7 of the Plan Statement.

            Section 2. NO DESIGNATION. In the case of distributions to an individual where no Section 242(b) designation was made, distributions after December 31, 1983 shall be made as follows:

            (a) If such individual is a Participant whose benefits were in pay status on December 31, 1983, and the method of distribution in effect for such Participant was consistent with the provisions of the Plan Statement at the time such distribution commenced, then distribution shall continue to be made to such Participant in accordance with the method of distribution in effect on December 31, 1983, notwithstanding that distribution could not have commenced under such method after December 31, 1983.

            (b) If such individual is a Beneficiary whose benefits were in pay status on December 31, 1983, and the method of distribution in effect for such Beneficiary was consistent with the provisions of the Plan Statement at the time such distribution commenced, then distribution shall continue to be made to such Beneficiary in accordance with the method of distribution in effect on December 31, 1983, notwithstanding that distribution could not have commenced under such method after December 31, 1983.

            (c) If such individual is a Participant or a Beneficiary whose benefits were not in pay status on December 31, 1983, distribution shall be made in accordance with
                        Section 7 of the Plan Statement and, to the extent distribution cannot then be made upon terms which are consistent with the provisions of Section 7 of the Plan Statement, distribution shall be made as soon as practicable after December 31, 1983 in a single lump sum.

            (d) For the purpose of the foregoing, benefits shall be considered to have been in pay status on December 31, 1983 if distribution had commenced on or prior to that date and was being made under a written instrument which fixed the person to whom such benefits were payable, the time or times at which distributions would be made and the amount (or formula pursuant to which the amount would be determined) of each distribution and was not subject to variation at the discretion of the Participant or the Committee unless such variation would cause the acceleration of distributions.

            (e) Examples of circumstances in which distribution could not be made upon terms consistent with the provisions of
                        Section 7 of the Plan Statement (and therefore would have to be made in a single lump sum) include, but are not be limited to, distribution to a Participant who was a key employee in a top heavy plan and who had attained age seventy and one-half (70-1/2) years before 1984, distribution to a Beneficiary who was not the surviving spouse of the Participant if the Participant died prior to 1979, and distribution to a Beneficiary who is the surviving spouse of a Participant who dies after December 31, 1983 at a time when distributions were being made to such Participant for a term certain which extended beyond the life expectancy of such Participant and surviving spouse.

           Section 3. DESIGNATION MADE. In the case of distributions to an individual where a Section 242(b) designation was made before January 1, 1984 in a form substantially equivalent to that set forth in this Appendix, the Committee shall honor such Section 242(b) designation in making distributions hereunder to all individuals identified in such Section 242(b) designation. For this purpose:

            (a) A Section 242(b) designation shall, to the extent necessary, be deemed to incorporate by reference either the written beneficiary designation filed by the Participant prior to or coincident with the filing of a
                        Section 242(b) designation or, if no such written beneficiary designation has been filed, the automatic sequence of Beneficiaries provided under the Plan document in effect on December 31, 1983.

            (b) An individual who made a Section 242(b) designation shall have the right to revoke any Section 242(b) designation filed by him at any time by a written instrument delivered to the Employer. Upon such revocation, distribution shall be made in accordance with the provisions of Section 7 of the Plan Statement. To the extent that distribution cannot then be made upon terms consistent with the provisions of Section 7 of the Plan Statement, distribution shall be made, as soon as practicable after such revocation, in a single lump sum.

            (c) A Beneficiary entitled to distribution under this Plan shall have the right to revoke the Section 242(b) designation insofar as it applies to such Beneficiary. Upon such revocation, distribution shall be made in accordance with the provisions of Section 7 of the Plan Statement. To the extent that distribution cannot then be made upon terms which are consistent with the provisions of Section 7 of the Plan Statement, distribution shall be made, as soon as practicable after such revocation, in a single lump sum.

            (d) If a Participant shall have filed a Section 242(b) designation and shall subsequently file (or amend) a written beneficiary designation under the Plan, the
                        Section 242(b) designation shall not be deemed to be revoked and the relevant measuring life or lives for purposes of the Section 242(b) designation shall continue to be determined as described in paragraph (a) above, without regard to any subsequent filing (or amendment) of a written beneficiary designation or any subsequent amendment of the automatic sequence of Beneficiaries under the Plan Statement.

           Section 4. FORM OF DESIGNATION. The Section 242(b) designation referred to in this Appendix is as follows:

                     DESIGNATION OF A METHOD OF DISTRIBUTION
                             UNDER TEFRA SECTION 242(b)

TO:               Plan Administrator

RE:

                  Pursuant to the authority granted me under TEFRA Section 242(b) and the plan documents governing the above-referenced plan, I hereby designate a method of distribution as follows:

                  (i) distribution shall be commenced to me as of the first day of the plan year beginning after my normal retirement age or, if later, my separation from service;

                  (ii) the amount of each annual installment distribution to be made to me shall be equal to the amount (rounded to the next higher $100) which is required to be distributed in order that the present value of distributions scheduled to be made to me during my lifetime will be equal to at least fifty-one percent (51%) of the present value of distributions expected to be made to me and my beneficiaries; and

                  (iii) if I should die before distribution is completed, distribution shall be made to my beneficiary in substantially equal annual installments (rounded to the next higher $100) over the life expectancy (redetermined annually) of the beneficiary. If the beneficiary is not a natural person, distributions shall be made in substantially equal annual installments (rounded to the next higher $100) over a period of 10 years.


Dated:  ____________, 1983                 -------------------------------------
                                           Employee's Printed Name

                                           -------------------------------------
                                           Employee's Signature

TO BE EFFECTIVE, THIS FORM MUST BE EXECUTED AND DELIVERED TO THE FOLLOWING ADDRESS NOT LATER THAN DECEMBER 31, 1983:
--------------------------------------------------------------------------------

To be completed by Plan Administrator: This form was received on ____________, 1983.

                                           -------------------------------------
                                           Authorized Signature

                              SUGGESTED RESOLUTIONS
                                 FOR MEETING OF
                               BOARD OF DIRECTORS
                                       OF
                         NORTHSTAR COMPUTER FORMS, INC.

                                       I.
                            ADOPTION OF PLAN DOCUMENT

         RESOLVED, That the document entitled "NORTHSTAR COMPUTER FORMS, INC. 401(k) PROFIT SHARING PLAN TRUST AGREEMENT (1998 Restatement)" is hereby approved and adopted effective as of December 1, 1998.

         RESOLVED FURTHER, That the officers of this corporation are authorized and directed to take all actions necessary or desirable to carry said document into full force and effect and to cause said document to be presented, together with such supporting data as may be necessary, to any agency or agencies of the government for ruling as to whether the same complies with the pertinent provisions of the Internal Revenue Code and, in particular, sections 401(a), 401(k) and 501(a) thereof, and other applicable provisions of law with authority to make any changes thereof which may be necessary or desirable, in their opinion, in order to obtain a favorable ruling from said agency or agencies.

                                       II.
                      ACCEPTANCE OF RESIGNATION OF TRUSTEE

         RESOLVED, That, pursuant to Section 7.9 of the "NORTHSTAR COMPUTER FORMS, INC. 401(k) PROFIT SHARING PLAN," the Board hereby accepts the resignation of Roger Bredesen and E. Faye Bredesen as Trustees of the Trust effective November 30, 1998.

                                      III.
                        APPOINTMENT OF SUCCESSOR TRUSTEE

         RESOLVED, That pursuant to Section 7.9 of the Plan, the Board appoints U.S. Bank National Association as successor Trustee of the Trust to assume all of the duties, powers, rights, privileges and discretions conferred upon the original Trustees of the Trust effective December 1, 1998.

                                       IV.
                                 INDEMNIFICATION

     RESOLVED FINALLY, That, except as prohibited by applicable law, the corporation shall indemnify, to the extent not covered by insurance, any director, officer or employee of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether under the terms of the Employee Retirement Income Security Act of 1974 ("ERISA") or otherwise, wherever brought, whether civil, criminal, administrative or investigative by reason of the fact that the individual is or was a fiduciary or administrator of any employee welfare benefit plan or employee pension benefit plan as defined in ERISA, or by reason of acting in any other capacity in connection with such plans, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by the individual in connection with such action, suit or proceeding if the individual acted in good faith, was not grossly negligent, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the individual's conduct was unlawful. In no event shall this indemnification apply to liability which arises from the individual's claim for his or her own benefit. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no lo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith, was grossly negligent and, with respect to any criminal action or proceeding, had reasonable cause to believe that the individual's conduct was unlawful. The indemnification provided by this resolution shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                      -2-